EXHIBIT 10.19

EXECUTION COPY

2002 SUMMIT BOULEVARD

LEASE AGREEMENT

BY AND BETWEEN

PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP,

AS LANDLORD

AND

HOMEBANC MORTGAGE CORPORATION,

AS TENANT

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EXHIBITS
Exhibit A	-	Description of Land
Exhibit A-l	-	Description of Perimeter Summit
Exhibit B	-	Floor Plan of Premises
Exhibit C	-	Building Standard Tenant Allowances
Exhibit D	-	Construction of Initial Leasehold Improvements
Exhibit E	-	Air Conditioning and Heating Services
Exhibit F	-	Building Rules and Regulations
Exhibit G	-	Net Rentable Area and Commencement Date Agreement
Exhibit H	-	Special Stipulations
Exhibit H-l	-	Cash Inducement Schedule
Exhibit I	-	Cleaning Specifications
Exhibit J	-	Form of Letter of Credit
Exhibit K	-	Form of Subordination, Nondisturbance and Attornment Agreement
Exhibit L	-	Building and Monument Signs Criteria
Exhibit M	-	Location of Reserved Tenant and Reserved Visitor Parking Spaces

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2002 SUMMIT BOULEVARD

LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into on this 25th day of June, 2003 (the “Effective Date”), by and between PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership, whose address for purposes hereof is Five Ravinia Drive, Atlanta, Georgia 30346-2102 (hereinafter called “Landlord”), and HOMEBANC MORTGAGE CORPORATION, a Delaware corporation, whose address for purposes hereof is 5775-E Glenridge Drive, Suite 500, Atlanta, Georgia 30328, Attention: Vice President of Corporate Administrative Services, prior to the commencement of the term of this lease, and thereafter shall be 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319, Attention: Vice President of Corporate Administrative Services (the address of the Premises within the Building) (hereinafter called “Tenant”);

W I T N E S S E T H:

ARTICLE I

Section 1.01 Premises.

(a) Subject to and upon the terms hereinafter set forth, and in consideration of the sum of Ten Dollars ($10.00), the premises, and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Landlord does hereby lease and demise to Tenant and Tenant does hereby lease and take from Landlord those certain premises (hereinafter sometimes called the “Premises”) in the building located at 2002 Summit Boulevard (said building together with the Parking Facility [defined below] and all improvements located thereon or specifically related thereto, hereinafter collectively referred to as the “Building”) on that certain tract or parcel of land more particularly described in Exhibit A, attached hereto and incorporated herein (the “Land”) which comprises a portion of a larger tract of land originally containing approximately 83 acres located in DeKalb County, Georgia, more particularly described on Exhibit A-l, attached hereto and incorporated herein (said tract of land described on Exhibit A-l being hereinafter referred to as “Perimeter Summit”), such Premises being more particularly described as follows:

Approximately 141,719 square feet of net rentable area on Floors 1 through 6 and Floor 18 of the Building and as generally described or depicted on Exhibit B, attached hereto and incorporated herein. The Premises shall be designated as Suite 100 unless Tenant elects not to lease the portion of the Premises located on Floor 1, in which event, Tenant shall designate another suite number based on any floor that Tenant leases entirely. On or before September 1, 2003, Tenant shall have the right to reduce the size of the Premises by 6,425 rentable square feet located on the first floor of the Building, such space being shown on Exhibit B as the Possible Reduction Space. Tenant must provide Landlord written notice of its election to reduce the size of the Premises on or before September 1, 2003 or such right shall terminate. If Tenant elects to reduce the size of the Premises, all other terms and conditions of this lease shall remain the same except that appropriate adjustments shall be made to the Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental, Tenant’s Percentage Share, and the Visitor Parking Credit (all as defined herein). In addition, Tenant shall have the right, but not the obligation, to increase the size of the Premises by adding thereto the following premises located in the Building as follows:

(i) Approximately 2,227 square feet of net rentable area of office space located on the first floor behind the restaurant;

(ii) Approximately 4,720 square feet of net rentable area of storage space located below the elevator lobby; and

(iii) Approximately 1,546 square feet of net rentable area of storage space located near the loading dock.

The locations of any or all of such spaces shall be approved by both Landlord and Tenant. If Tenant elects to lease all or any of such space, Tenant shall notify Landlord in writing on or before September 1, 2003, or such right shall terminate. If Tenant elects to lease any or all of such space, then all terms and conditions of this lease shall remain the same except that appropriate adjustments shall be made to the Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental, Tenant’s Percentage Share, and the Visitor Parking Credit. Any space which Tenant elects to add to the Premises, as described above, will be considered part of the Phase II Space (defined below) for all purposes of this lease, including, without limitation the Phase II Rent Commencement Date (defined below).

(b) The term “net rentable area”, as used herein, shall refer to the rentable area of the Premises which has been determined by calculating the usable area of the Premises substantially in accordance with the “Standard Method for Measuring Floor Area in Office Buildings,” published by the Secretariat, Buildings Owners and Managers Association International (ANSI/BOMA Z65-1996), approved June 7, 1996 and applying a fixed “R/U Ratio” factor of 9.5% for single-tenant floors and 15.5% for multi-tenant floors. Unless otherwise specifically designated, all references to square footage or square feet in this lease are to rentable square footage or square feet. The parties hereby acknowledge and agree that the net rentable area of the Premises as of the Commencement Date (defined below) of this lease is 141,719, which determination of net rentable area is final and binding on the parties and not subject to dispute or recalculation.

“Parking Facility” shall mean the parking deck and areas located on the Land, together with any connecting walkways, or other means of access to the Building, the grounds related thereto and any additional improvements at any time related thereto.

(c) After the Commencement Date, Landlord shall deliver to Tenant Exhibit G, attached hereto and incorporated herein, which shall contain an acknowledgment of the date upon which the Commencement Date of this lease occurred, the exact number of square feet of net rentable area within the Premises, a confirmation of Tenant’s Percentage Share and a confirmation that Landlord has fully disbursed the Tenant Improvement Allowance to Tenant or a reconciliation of the amount of the Tenant Improvement Allowance remaining to be disbursed. Tenant shall have the right to object to Exhibit G by delivering written notice to Landlord within thirty (30) days after Landlord delivers Exhibit G to Tenant, failing which Tenant shall be deemed to have agreed that all information contained in Exhibit G is correct. If Tenant objects to Exhibit G within said thirty (30)-day period, Landlord and Tenant shall work together to resolve their differences and, after such differences have been resolved, Landlord shall execute Exhibit G and deliver same to Tenant and Tenant shall have a period of ten (10) days to give written notice to Landlord objecting to Exhibit G, failing which Tenant shall be deemed to have agreed that Exhibit G is correct. Upon Tenant agreeing or being deemed to have agreed that all information contained in Exhibit G is correct, the Commencement Date as shown on Exhibit G shall be the Commencement Date for purposes of Section 1.02(a) of this lease and for all other purposes under this lease and the net rentable area of the Premises as shown on Exhibit G shall replace the net rentable area of the Premises as shown in Section 1.01(a) and as defined in Section 1.01(b) and shall be deemed to be the net rentable area of the Premises for all purposes under this lease and Tenant’s Percentage Share shall be deemed to be the percentage shown on Exhibit G. Further, all calculations, amounts and sums which are based upon the net rentable area of the Premises including, without limitation, Base Rental and the Tenant Improvement Allowance (as those terms are defined in Section 2.02 and Exhibit C respectively) shall be adjusted accordingly. All payments of Base Rental (defined below), Tenant’s Forecast Additional Rental (defined below), Tenant’s Additional Rental Adjustment (defined below), and all other payments of rent and other sums of money required of Tenant herein shall be made as and when required herein, notwithstanding any unresolved objections to Exhibit G. All such payments shall be based upon the Exhibit G prepared by Landlord until such objections have been finally resolved, whereupon any overpayment or any underpayment theretofore made shall be adjusted by increasing or reducing, as the case may be, the next installment of Base Rental coming due.

Section 1.02 Term.

(a) Subject to and upon the terms and conditions set forth herein, or in any exhibit hereto, the term of this lease shall commence on the Commencement Date and shall expire on February 28, 2014, at 6:00 P.M.

(b) As used herein, “Commencement Date” means one (1) business day after the Effective Date, subject to Section 2.01 herein.

Section 1.03 Use.

The Premises are to be used and occupied by Tenant (and its permitted assignees and subtenants) solely for general office and administrative purposes of a type reasonable and customary for first-class office buildings (and for purposes reasonably ancillary thereto, as described below) and for no other purpose. The Premises shall not be used for any purpose which would create unreasonable elevator loads or overutilize the capacity of any of the Building systems beyond the levels described in Article III, and Tenant shall not engage in any activity which is not in keeping with the first class standards of the Building. In no event shall the Premises be used for the purpose of installing, marketing, operating, or providing electronic telecommunications, information or data processing, storage or transmissions, or other electronic office services or equipment for tenants or other occupants of the Building on a shared-usage basis through a central switch or a local area network. Landlord agrees that the following uses are ancillary to general office use and are permitted: conference facilities for the exclusive use of Tenant and its employees, visitors, and Villa Christina, reception areas, breakrooms, wanning kitchens, dining rooms, showers located in and as a part of executive washrooms, computer rooms, and an exercise room but only to the extent the Healthclub (as defined in Exhibit H attached hereto) closes and is not reopened in accordance with Exhibit H and so long as (i) such exercise room is contained within an area no larger than 1,000 square feet of net rentable area, (ii) such exercise room contains a limited amount of exercise equipment which does not exceed the floor loads for such area, (iii) the use of the equipment within the exercise room does not annoy other tenants adjacent to, above or below the exercise room area, (iv) the use of the exercise equipment does not create excessive vibrations or noises, (v) no loud music is played in the exercise room, (vi) no organized classes such as for aerobics are conducted within the exercise room, and (vii) the exercise room is used solely by employees of Tenant. If the Healthclub is reopened in accordance with Exhibit H, Tenant shall be required to close the exercise room.

Section 1.04 Survival.

Any claim, cause of action, liability or obligation arising during the term of this lease and under the provisions hereof in favor of a party hereto against or obligating the other party hereto shall survive the expiration or any earlier termination of this lease, except that any claim for past due payment of Base Rental, Tenant’s Forecast Additional Rental or Tenant’s Additional Rental shall survive such expiration or earlier termination only for two (2) years.

ARTICLE II

Section 2.01 Rental Payments.

(a) Commencing on the Phase I Rent Commencement Date (defined below), the Phase II Rent Commencement Date (defined below) and the Phase III Rent Commencement Date (defined below), and continuing thereafter throughout the full term of this lease, Tenant hereby agrees to pay the Base Rental (defined below) in accordance with this Section 2.01 and Section 2.02, and Tenant’s Forecast Additional Rental and Tenant’s Additional Rental Adjustment and all other sums, charges or payments which Tenant is obligated to make to Landlord under this lease (collectively, hereafter called “rent”) in accordance with this Section 2.01 and Section 2.03. The Base Rental and Tenant’s Forecast Additional Rental shall be due and payable in equal monthly installments on the first day of each calendar month during the initial term of this lease and any extensions or renewals hereof, and Tenant hereby agrees to so pay such rent to Landlord at Landlord’s address as provided herein (or such other address as may be designated by Landlord from time to time by written notice to Tenant) monthly in advance. The parties acknowledge that Tenant’s obligations to pay Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental, and all other sums, charges or payments hereunder for the Premises shall be divided into three phases. Tenant’s obligation to pay both Base Rental and Tenant’s Forecast Additional Rental with respect to approximately 24,163 rentable square feet (“Phase I Space”) shall commence on October 1, 2003 (the “Phase I Rent Commencement Date”). Tenant’s obligation to pay both Base Rental and Tenant’s Forecast Additional Rental with respect to approximately 93,393 rentable square feet (“Phase II Space”) shall commence on

March 1, 2004 (the “Phase II Rent Commencement Date”) based on the assumption that Tenant will be moving into the Phase II Space and the Phase III Space (as defined below) between December 1, 2003 and February 15, 2004; provided, however, should Tenant move into and commence operating from more than seventy-five percent (75%) of the Phase II Space and the Phase III Space on or before January 1, 2004, then Tenant’s obligation to pay Tenant’s Forecast Additional Rental shall commence upon Tenant’s occupancy thereof. Subject to the preceding sentence, Tenant’s obligation to pay Tenant’s Forecast Additional Rental with respect to approximately 24,163 additional rentable square feet (“Phase III Space”) shall commence on the Phase II Rent Commencement Date. Tenant’s obligation to pay Base Rental at the then escalated rates with respect to the Phase III Space shall commence on September 1, 2005 (the “Phase III Rent Commencement Date”). Notwithstanding anything to the contrary set forth hereinabove, each of the dates set forth above shall be extended on a day-for-day basis for each day of Landlord Delay (as defined in Exhibit D), subject to the terms of Exhibit D.

(b) If the Commencement Date is other than the first day of a calendar month or if this lease expires on other than the last day of a calendar month, then the installments of Base Rental and Tenant’s Forecast Additional Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. Said installments for such prorated month or months shall be calculated by multiplying the equal monthly installment by a fraction, the numerator of which shall be the number of days of the lease term occurring during said commencement or expiration month, as the case may be, and the denominator of which shall be thirty (30). If the term of this lease commences or expires on other than the first day of a calendar year, or if Tenant’s obligation to pay Tenant’s Forecast Additional Rental and Tenant’s Additional Rental with respect to any floor or space commences on other than the first (1st) day of a calendar year, then Tenant’s Forecast Additional Rental and Tenant’s Additional Rental shall be prorated for such commencement or expiration year or other calendar year, as the case may be, by multiplying Tenant’s Forecast Additional Rental and Tenant’s Additional Rental by a fraction, the numerator of which shall be the number of whole and partial months of the lease term during the commencement or expiration year or other calendar year, as the case may be, and the denominator of which shall be twelve (12). In such event the calculation described in Section 2.03(d) shall be made as soon as possible after the termination of this lease. Landlord and Tenant hereby agree that the provisions of this Section 2.01(b) shall survive the expiration or termination of this lease for two (2) years.

(c) Tenant agrees to pay all rent and other sums of money as shall become due from and payable by Tenant to Landlord under this lease at the times and in the manner provided in this lease, without abatement, demand, set-off or counterclaim, except as expressly provided in this lease. All rent and other sums of whatever nature owed by Tenant to Landlord under this lease shall bear interest from thirty (30) days after written notice from Landlord to Tenant that Tenant has failed to pay such rent and other sums when due until paid by Tenant at the lesser of (i) a per annum rate equal to the “prime rate” as published in the Wall Street Journal (or if such publication is discontinued then as published by a similarly nationally recognized financial publication selected by Landlord in its sole but reasonable discretion) plus two percent (2%) or (ii) the maximum interest rate per annum allowed by law (the “Interest Rate”).

Section 2.02 Base Rental.

Beginning as of the Rent Commencement Date for each of the Phase I Space, the Phase II Space and the Phase III Space, as applicable, and continuing throughout the full term of this lease, Tenant hereby agrees to pay a base annual rental (“Base Rental”) as set forth in Special Stipulation No. 1 of Exhibit H attached hereto and incorporated herein by this reference.

Section 2.03 Additional Rental.

(a) Commencing with the calendar year in which the Commencement Date occurs and continuing thereafter for each calendar year during the full term of this lease, Landlord shall present to Tenant prior to December 1 of the preceding calendar year (or for the calendar year in which the lease term commences, Tenant acknowledges Landlord has already delivered such statement) a statement of Tenant’s Forecast Additional Rental.

(b) As used herein, “Tenant’s Forecast Additional Rental” shall mean Landlord’s reasonable estimate of Tenant’s Additional Rental (defined below) for the coming calendar year (or, in the calendar year in which the lease term commences, for the remainder of such calendar year).

(c) “Tenant’s Additional Rental,” as that term is used herein, shall be computed on a calendar year basis and shall mean the sum of (i) Tenant’s Percentage Share (defined below) of Operating Expenses (defined below), plus (ii) a management fee contribution equal to the sum of (A) three percent (3%) times the Base Rental for such calendar year (regardless of any Base Rental abatement granted to Tenant), and (B) three percent (3%) times Tenant’s Percentage Share of Operating Expenses allocable to the Premises and payable by Tenant based upon Tenant’s Percentage Share. As used herein, “Tenant’s Percentage Share” shall mean a fraction, the numerator of which is the total number of square feet of net rentable area within the Premises and the denominator of which is the greater of (i) ninety-five percent (95%) of the total square footage of all rentable area in the Building available for lease (whether or not leased), or (ii) the total square footage of all net rentable area in the Building actually leased.

(d) No later than one hundred twenty (120) days after the end of the calendar year in which the Commencement Date occurs and of each calendar year thereafter during the term of this lease, Landlord shall provide Tenant a statement, certified by a certified public accounting firm, detailing the Operating Expenses for each such calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Additional Rental with Tenant’s Additional Rental. In the event that Tenant’s Forecast Additional Rental exceeds Tenant’s Additional Rental for said calendar year, subject to Tenant’s rights in Section 2.04 (f) below, Landlord shall pay Tenant (in the form of a credit against rentals next due or, upon expiration of this lease, in the form of Landlord’s check delivered to Tenant within thirty (30) days of the final determination of Tenant’s Additional Rental) an amount equal to such excess. In the event that the Tenant’s Additional Rental exceeds Tenant’s Forecast Additional Rental for said calendar year, subject to Tenant’s rights in Section 2.04 (f) below, Tenant hereby agrees to pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference (“Tenant’s Additional Rental Adjustment”). Landlord hereby agrees that all adjustments to the foregoing statement for each calendar year shall be finalized on or before December 31 of each subsequent calendar year and that no further adjustments to the particular statement shall be permitted thereafter for such particular calendar year.

Section 2.04 Operating Expenses.

(a) “Operating Expenses”, for each calendar year, shall consist of (i) all Operating Expenses (defined below) for the Building and the Land (the Building and the Land being hereinafter referred to collectively as the “Project”), plus (ii) an amount equal to the product of the total maintenance, landscape maintenance, taxes, repairs, utilities, insurance, plus any additional assessments, costs, expenses or other charges imposed upon the Building pursuant to the Declaration (defined below) and pursuant to the owner’s association for Perimeter Summit, and other Operating Expenses accruing during each such calendar year for the tracts of land within Perimeter Summit designated or maintained from time to time as common areas, including those areas which are for the benefit of the occupants of the Project whether or not so designated or maintained as common areas, multiplied by the lesser of (x) a fraction, the numerator of which shall equal the total square footage of all net rentable area in the Building and the denominator of which shall equal the total square footage of the permitted floor area in Perimeter Summit, as more particularly described in that certain Perimeter Summit Declaration of Easements (the “Declaration”), as the same may be modified from time to time during the applicable calendar year, or (y) such percentage as Landlord may designate from time to time.

(b) For the purposes of this lease, “Operating Expenses” shall mean all reasonable expenses, costs and accruals (excluding therefrom, however, specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building or to other buildings or projects within Perimeter Summit) computed on an accrual basis, actually incurred or accrued in connection with, or relating to, the operation of the Project and said common areas during each calendar year, including, but not limited to, the following:

(1) wages and salaries, including taxes, insurance and benefits, of all on-site employees engaged in operations, maintenance or access control, allocated as described in Section 2.04 (c)(l1) below;

(2) cost of all supplies, tools, equipment and materials to the extent used in operations and maintenance, as reasonably allocated by Landlord;

(3) cost of all utilities including, but not limited to, the cost of electricity, the cost of water and the cost of power for heating, lighting, air conditioning and ventilating;

(4) cost of all maintenance and service agreements and the equipment therein, including, but not limited to, security service, garage operations, window cleaning, elevator maintenance, janitorial service and landscaping maintenance;

(5) cost of repairs and general maintenance (excluding repairs, alterations and general maintenance paid by proceeds of insurance);

(6) amortization on a straight-line basis with a reasonable market finance charge of the cost of acquiring and installing any system, apparatus, device, or equipment which is installed for the principal purpose of (i) reducing Operating Expenses (but the annual amortization included may not exceed the reasonably projected annual reduction), (ii) promoting safety (amortized as described above over a time period consistent with customary accounting practices of reputable owners of similar buildings employing sound, accepted accounting procedures), or (iii) complying with governmental requirements which become effective after the Commencement Date (amortized as described above over a time period consistent with customary accounting practices of reputable owners of similar buildings employing sound, acceptable accounting procedures);

(7) the cost of all insurance (so long as it is of a type then being customarily carried by owners of similar first-class office buildings in the Central Perimeter Submarket of Atlanta, Georgia), including, but not limited to, the cost of casualty, rental abatement and liability insurance, and insurance on Landlord’s personal property directly associated with the maintenance and operation of the Project, plus the cost of all deductible payments made by Landlord in connection therewith; and

(8) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project and said common areas or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project and said common areas or their operation, excluding, however, taxes and assessments attributable to the personal property of other tenants, federal and state taxes on income, death taxes, franchise taxes, business license taxes, impact fees, any taxes imposed or measured on or by the income of Landlord from the operation of the Project and taxes attributable to an increased assessment resulting from a sale of the Project if such assessment does not accurately reflect the fair market value of the Project as compared to other comparable office projects; provided, however, that if at any time during the term of this lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of (in whole or in part), taxes, assessments, levies, impositions or charges shall be levied, assessed or imposed, wholly or partially, as a capital levy or otherwise, on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed with respect to the Project, shall be deemed to be included within the Operating Expenses; all real property taxes and assessments shall be adjusted by Landlord in each calendar year during the term of this lease to reflect a fully assessed Project if during any calendar year, the real property taxes and assessments with respect to the Project do not reflect a fully assessed Project, except as a result of the tax incentive program. Landlord’s calculation of any such adjustment shall be described in Landlord’s statement detailing Operating Expenses and shall be subject to Tenant’s audit and dispute rights set forth in subparagraph (f) below. Consultation, legal fees and costs resulting from any challenge of tax assessments as reasonably allocated by Landlord shall also be included in Operating Expenses. Landlord hereby agrees that Landlord will reasonably consider, each year, whether it is appropriate to challenge any increased assessment for the Project and, if the assessment increases in any calendar year by five percent (5%) or more of the assessment for the immediately preceding calendar year, Landlord shall be obligated to challenge such increased assessment. If Landlord fails to challenge an increased assessment when Landlord is obligated to do so, Tenant shall not, thereafter, be obligated to pay Tenant’s Percentage Share of taxes attributable to the assessment increase that is not challenged. Landlord shall promptly apply as a credit to the next installments of rent accruing (or refund to Tenant in cash) Tenant’s Percentage Share of any refund, rebate or return of taxes or assessments which is realized by the Landlord as a result from any challenge of tax assessments or as a result of Tenant’s relocation to the Building. Landlord agrees to use reasonable efforts to assist Tenant and to participate in any proceedings necessary so that Tenant may realize any and all tax incentives available as a result of Tenant relocating to the Building. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises but only to the extent that the taxing authorities separately assess Tenant’s leasehold improvements. In the case of special taxes and assessments which may be payable in installments, only the amount of each installment accruing during a calendar year shall be included in the Operating Expenses for such year.

(c) Notwithstanding the foregoing, Operating Expenses shall not include the following:

(1) Costs associated with the operation of the business of the ownership or entity which constitutes “Landlord”, as distinguished from the costs of building operations, including, but not limited to, partnership accounting, consulting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of any tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Building, costs of any disputes between Landlord and its employees (if any) not engaged in Building operations, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

(2) Costs incurred in connection with the original construction of the Building (such as, but not limited to, impact fees) or in connection with any capital expenditure in the Building, including but not limited to the addition or deletion of floors, except as expressly set forth in Section 2.04(b)(6);

(3) Costs of alterations or improvements to the Premises or the premises of other tenants (as compared to repairs or maintenance);

(4) Depreciation, interest and principal payments on mortgages and other debt costs (directly related to financing the Project), if any;

(5) Costs of correcting defects in or inadequacy of the initial design or construction of the Building;

(6) Expenses directly resulting from the negligence and/or willful misconduct of Landlord, its agents, servants or employees;

(7) Legal fees, space planners’ fees, real estate brokers’ leasing commissions, and advertising expenses incurred in connection with the development or leasing of the Building;

(8) Costs for which Landlord is reimbursed by its insurance carrier or any tenant’s insurance carrier (excluding deductibles);

(9) Any bad debt loss, rent loss, or reserves for bad debts or rent loss;

(10) The expense of any services provided to other tenants in the Building which are in excess of the services made available to Tenant under this lease;

(11) Wages and salaries of all off-site employees, regardless of level or function;

(12) Fines and penalties;

(13) Amounts paid as ground rental by Landlord;

(14) Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to and actually receives reimbursement for such costs directly from such tenant(s);

(15) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

(16) Costs incurred by Landlord for alterations which are considered capital improvements or capital expenses under generally accepted accounting principles, consistently applied, except as set forth in Section 2.04(b)(6) above;

(17) Any costs paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis (solely to the extent of the costs in excess of competitive costs);

(18) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services and except for temporary rentals that are necessitated by an emergency;

(19) Electric power costs for which any tenant directly contracts with the local public service company;

(20) Expenses including, without limitation, legal, accounting or consulting fees in connection with third party Landlord/tenant disputes in the Building;

(21) Any costs to repair or restore any portion of the Project (including the Premises) following a condemnation or a casualty (except to the extent of a commercially reasonable deductible amount);

(22) Any costs incurred by Landlord to correct any violation of any laws, ordinances, rules, regulations, permits or licenses in effect as of the Commencement Date of this lease;

(23) Costs incurred to remove, encapsulate or remediate asbestos or any Hazardous Materials (as defined in Section 4.05(b)), except Hazardous Materials caused by Tenant or its agent or employees or except to the extent such expenses qualify for inclusion pursuant to Section 2.04(b)(6).

(24) Costs associated with the development, leasing, landscaping, taxes, maintenance or sale of or any other costs attributable to pad sites, development sites or any other non-Project areas within Perimeter Summit which are not common areas which benefit the Project.

(25) Management fees of any kind (provided that management fees shall be a part of Tenant’s Additional Rental and assessed pursuant to Section 2.03(c) of this lease).

It is understood that Operating Expenses shall be reduced by all cash discounts, trade discounts, quantity discounts or rebates received by Landlord or Landlord’s managing agent in the purchase of any goods, utilities, or services in connection with the operation of the Building. In the calculation of any expenses hereunder, it is understood that no expense shall be charged in duplicate. Landlord shall use commercially reasonable efforts to effect an equitable proration of bills for services rendered to the Building and to any other property owned by Landlord. Landlord agrees to keep books and records showing the Operating Expenses in accordance with a system of generally accepted accounting practices consistently maintained on a year-to-year basis.

(d) Notwithstanding any language contained herein to the contrary, Tenant hereby agrees that, during any calendar year in which the entire Building is not provided with Building Standard Services or is not at least ninety-five percent (95%) occupied on average throughout the calendar year, Landlord shall compute all Variable Operating Expenses (defined below) for such calendar year as though the entire Building were provided with Building Standard Services and were ninety-five percent (95%) occupied. For purposes of this lease the term “Variable Operating Expenses” shall mean any Operating Expense that varies with the level of occupancy of the Building (e.g. tenant utilities and tenant cleaning services, but the parties expressly agree that real estate taxes for the entire Project and janitorial and HVAC service to all unleased portions of the Building shall not be included in Variable Operating Expenses). In the event that Landlord excludes from “Operating Expenses” any specific costs billed to or otherwise incurred for the particular benefit of specific tenants of the Building, or to other buildings or projects within Perimeter Summit, Landlord shall have the right to increase “Operating Expenses” by an amount equal to the cost of providing standard services similar to the services for which such excluded specific costs were billed or incurred. In no event shall Landlord receive from all tenants of the Building more than one hundred percent (100%) of any Operating Expenses.

(e) Tenant’s obligation to pay increases in Controllable Operating Expenses (i.e., Operating Expenses except for real estate taxes, utility charges and insurance premiums and costs) shall be limited to a per year non-cumulative increase of five percent (5%). In other words, the actual amount of Controllable Operating Expenses each year shall not increase by more than five percent (5%) over the prior year’s actual amount of Controllable Operating Expenses. Increases in real estate taxes, utility charges, and insurance premiums and costs shall not be subject to any limit or “cap,” except to the extent provided in Section 2.04(c) above. The parties acknowledge that the calendar year 2003 Controllable Operating Expenses, on which the “cap” shall initially be applied, shall be adjusted to reflect a 95% occupied, stabilized operational building as set forth in subparagraph (d) above.

(f) In the event that within one hundred fifty (150) days after Tenant’s receipt of Landlord’s statement of Operating Expenses for the prior calendar year, Tenant reasonably believes that certain of the Operating Expenses charged by Landlord include costs that are not properly included within the term “Operating Expenses” or that Landlord has erred in calculating the same in accordance with the terms and conditions of this lease, Tenant shall have the right to audit Landlord’s books and records and dispute any portion of such statement in accordance with this paragraph. Tenant shall exercise such audit right by providing Landlord with a written notice of Tenant’s exercise of such audit right within such 150-day period and a statement enumerating reasonably detailed reasons for Tenant’s objections to the statement issued by Landlord (the “Audit Notice”). Within ten (10) business days of the receipt by Landlord of an Audit Notice, Landlord shall cause its property manager at the Building to meet with an employee of Tenant or a contractor designated by Tenant (the “Tenant Representative”) to discuss the objections set forth in the Audit Notice in order to attempt to resolve the issues raised by Tenant in the Audit Notice. At least five (5) business days prior to such meeting, Landlord shall provide the Tenant Representative with reasonable access during normal business hours to Landlord’s books and records at the Building relating to Operating Expenses for the calendar year in question. If, within thirty (30) days after Landlord’s receipt of the Audit Notice, Landlord and Tenant are unable to resolve Tenant’s objections, then not later than fifteen (15) days after the expiration of such 30-day period, Tenant shall notify Landlord if Tenant wishes to employ a regionally or nationally recognized certified public accounting firm (“Acceptable Accountants”) to inspect and audit Landlord’s books and records for the Building for the year in question. All costs and expenses of any such audit shall be paid solely by Tenant; provided, however, if such audit reveals (or it is ultimately determined by the Independent Accountant, as described below) that Landlord overstated Operating Expenses by more than two percent (2%) but less than four percent (4%), Landlord shall reimburse Tenant fifty percent (50%) of Tenant’s reasonable out-of-pocket expenses of such audit (up to the amount of Tenant’s Percentage Share of such actual overcharge) and if such audit reveals (or it is ultimately determined by the Independent Accountant) that Landlord overstated Operating Expenses by four percent (4%) or more, Landlord shall reimburse Tenant for Tenant’s reasonable out-of-pocket expenses of such audit (up to the amount of Tenant’s Percentage Share of such actual overcharge). Any audit performed pursuant to the terms of this section shall be conducted only by the Acceptable Accountants at the offices of Landlord’s property manager at the Building during normal business hours and Landlord shall make its books and records conveniently available at the Building within five (5) business days of Tenant’s notice that it desires to perform such audit. If, based on such audit, Tenant believes that Landlord’s statement includes improper charges for Operating Expenses for the year in question, Tenant shall notify Landlord, in writing, specifying the improper charges and including a copy of the audit. If Landlord disagrees with such determination, Landlord shall submit the dispute to any of the “Big-Four” accounting firms that is not then employed by Landlord or Tenant (“Independent Accountant”) and shall notify Tenant, in writing, within thirty (30) days of receipt of Tenant’s notice that Landlord has submitted such notice to an Independent Accountant. If Landlord fails to so notify Tenant within such 30-day period, Landlord shall be deemed to have agreed to such overcharge as set forth in Tenant’s notice. Such Independent Accountant shall be asked to resolve the dispute within thirty (30) days. The decision of such Independent Accountant shall be final and binding on both Landlord and Tenant. If Landlord and Tenant agree (or are deemed to agree) pursuant to this paragraph that Tenant was overcharged or if the Independent Accountant determines that Tenant was overcharged, the overcharge amount, together with interest at the Interest Rate from the date Tenant paid the amount shown on Landlord’s statement, shall be applied as a credit to the next installments of Base Rental and Tenant’s Forecast Additional Rental due hereunder (or if the lease has expired, promptly refunded to Tenant in cash). Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to exercise its audit right pursuant to this section only in strict accordance with the foregoing procedures no more often than once per calendar year and each such audit shall relate only to the two (2) calendar years most recently ended. In the event that Tenant fails to notify Landlord within the foregoing 150-day period that Tenant objects to the statement of Operating Expenses, then Tenant’s right to audit such year’s statement of Operating Expenses shall be null and void.

Section 2.05 Letter of Credit.

(a) On or before the Commencement Date, Tenant shall deliver to Landlord a clean, irrevocable letter of credit (the “Letter of Credit”) established in Landlord’s (and its successors’ and assigns’) favor in the amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) (the “Letter of Credit Amount”) issued by JP Morgan Chase or any other federally insured banking or lending institution reasonably acceptable to Landlord in the form attached hereto as Exhibit J or in other form and substance reasonably acceptable to Landlord. The Letter of Credit shall specifically provide for partial draws, shall be extended annually, without amendment, for additional one-year periods, and shall by its terms be transferable by the beneficiary thereunder. If an event of default (as described in Section 7.01(a)) occurs which is not cured by Tenant within the applicable notice and cure period set forth in Section 7.0l(b), Landlord, at Landlord’s option, may make a demand for payment under the Letter of Credit in an amount equal to the amounts then due and owing to Landlord under this lease. In the event that Landlord draws upon the Letter of Credit, Tenant shall present to Landlord a replacement Letter of Credit in the full Letter of Credit Amount satisfying all of the terms and conditions of this paragraph within fifteen (15) days after receipt of notice from Landlord of such draw. Tenant’s failure to do so within such 15-day period will constitute a default hereunder (Tenant hereby waiving any additional notice and grace or cure period), and upon such default Landlord shall be entitled to immediately exercise all rights and remedies available to it hereunder, at law or in equity. In the event that the Letter of Credit has an expiration date earlier than the expiration date of this lease or the issuer thereof notifies Landlord that it will not renew the Letter of Credit and, in either event, Tenant has not presented to Landlord a replacement Letter of Credit which complies with the terms and conditions of the Lease on or before thirty (30) days prior to the expiration date of any such Letter of Credit then held by Landlord, then Tenant shall be deemed in default hereunder and Landlord, in addition to all other rights and remedies provided for hereunder, shall have the right to draw upon the Letter of Credit then held by Landlord and any such amount paid to Landlord by the issuer of the Letter of Credit shall be held in a segregated account by Landlord as security for the performance of Tenant’s obligations hereunder and may be applied in accordance with Article VII herein. Any interest earned on such amounts shall be added to and become part of the security to be drawn upon by Landlord or refunded to Tenant, as the case may be. Landlord’s election to draw under the Letter of Credit and to hold the proceeds of the drawing under the Letter of Credit in a segregated account shall not be deemed a cure of any default by Tenant hereunder, except to the extent any of such proceeds are actually applied by Landlord to cure such default. If Landlord elects to apply some or all of such proceeds to cure Tenant’s default, Tenant shall not be relieved from its obligation to present to Landlord a replacement Letter of Credit which complies with the terms and conditions of this lease. Tenant acknowledges that any proceeds of a draw made under the Letter of Credit and thereafter held in a segregated account by Landlord may be used by Landlord to cure or satisfy any unperformed, current or past obligation of Tenant hereunder as if such proceeds were instead proceeds of a draw made under a Letter of Credit that remained outstanding and in full force and effect at the time such amounts are applied by Landlord to cure or satisfy any such obligation of Tenant. Tenant hereby affirmatively disclaims any interest Tenant has, may have, claims to have, or may claim to have in any proceeds drawn by Landlord under the Letter of Credit and held in accordance with the terms hereof. Without limiting the generality of the foregoing, Tenant expressly acknowledges and agrees that at the end of the term of this lease (whether by expiration or earlier termination hereof), and if Tenant is not then in default under this lease, Landlord shall return to the issuer of the Letter of Credit or its successor (or as such issuer may direct in writing) any remaining and unapplied proceeds of any prior draws made under the Letter of Credit, together with any accrued interest, and provided Landlord actually delivers to issuer any remaining and unapplied proceeds, Tenant shall have no rights, residual or otherwise, against Landlord in or to such proceeds.

(b) The Letter of Credit shall provide that the Letter of Credit Amount shall reduce as of March 1, 2009 to the amount of $1,750,000 so long as (i) no monetary event of default hereunder has occurred which remains uncured beyond any applicable notice and cure period, and (ii) Tenant has, within thirty (30) days of such date, demonstrated to Landlord to Landlord’s reasonable satisfaction that Tenant meets the following financial criteria (the “Financial Metrics I Criteria”):

•	Tenant has a net worth of at least $750 million; and

•	Tenant has total assets of at least $6 billion; and

•	Tenant has had net income for the immediately preceding twelve (12) month period of at least $100 million; and

•	Tenant has at least an A credit rating established by S&P or Moody’s or the equivalent rating stipulated by an independent credit analysis firm.

The Letter of Credit shall further provide that the Letter of Credit Amount shall reduce as of March 1, 2010 to the amount of $875,000 so long as (i) no monetary event of default hereunder has occurred which remains uncured beyond any applicable notice and cure period, and (ii)

Tenant has, within thirty (30) days of such date, demonstrated to Landlord to Landlord’s reasonable satisfaction that Tenant meets the Financial Metrics I Criteria. Further, the Letter of Credit shall provide that the Letter of Credit shall terminate on March 1, 2011 so long as (i) no monetary event of default hereunder has occurred which remains uncured beyond any applicable notice and cure period, and (ii) Tenant has, within thirty (30) days of such date, demonstrated to Landlord to Landlord’s reasonable satisfaction that Tenant meets the Financial Metrics I Criteria. If the Letter of Credit terminates in accordance with the foregoing terms, then, if Tenant fails to meet the Financial Metrics I Criteria throughout any twelve (12) consecutive month period, Tenant will be required to have another Letter of Credit issued to Landlord in the amount of $875,000 and meeting the other requirements set forth in subsection 2.05(a) above, within fifteen (15) days of Landlord’s demand therefor.

(c) The Letter of Credit shall further provide that the Letter of Credit will be terminated if, at any time during the term of this lease, (i) no monetary event of default hereunder has occurred which remains uncured beyond any applicable notice and cure period and (ii) Tenant can demonstrate to Landlord to Landlord’s reasonable satisfaction that Tenant has met the following financial criteria (the “Financial Metrics II Criteria”) for the immediately preceding consecutive 12-month period:

•	Tenant has continuously maintained a net worth of at least $2.5 billion; and

•	Tenant has continuously maintained total assets of at least $36 billion; and

•	Tenant has had net income for the immediately preceding twelve (12) months of at least $485 million; and

•	Tenant has continuously maintained at least an A credit rating established by S&P or Moody’s or the equivalent rating stipulated by an independent credit analysis firm.

If the Letter of Credit terminates in accordance with the foregoing terms, then, if Tenant fails to meet the Financial Metrics II Criteria throughout any twelve (12) consecutive month period, Tenant will be required to have another Letter of Credit issued to Landlord in the then applicable amount based on whether Tenant then meets the Financial Metrics I Criteria and the date such reinstatement is required (i.e. if Tenant meets the Financial Metrics I Criteria before March 1, 2009 the amount would be $3,500,000, between March 1, 2009 and February 28, 2010 the amount would be $1,750,000, and from and after March 1, 2010 the amount would be $875,000.00, and if Tenant does not then meet the Financial Metrics I Criteria, the amount would be $3,500,000.00) and meeting the other requirements set forth in subsection 2.05(a) above within fifteen (15) days of Landlord’s demand therefor.

ARTICLE III

Section 3.01 Services.

Landlord shall furnish the following services to Tenant during the term of this lease at levels and in types customary for first-class, high-rise buildings in the Perimeter Center submarket of Atlanta, Georgia and as more particularly provided below (“Building Standard Services”):

(a) Hot and cold domestic water and one (1) common use men’s and one (1) common use women’s rest room on each floor of the Building (other than the lobby level) with at least two (2) urinals, two (2) water closets and two (2) lavatories in each men’s restroom and with at least four (4) water closets and two (2) lavatories in each women’s restroom.

(b) Subject to curtailment as required by governmental laws, rules or mandatory regulations, central heat and air conditioning in season, at such temperatures and in such amounts as are described in the specifications in Paragraph 9 of Exhibit C and by this reference made a part hereof and on such dates and at such times as are more particularly described on Exhibit E attached hereto and incorporated herein.

(c) Electric lighting service for all public areas and special service areas of the Building.

(d) Janitor service shall be provided five (5) days per week (Sunday through Thursday), exclusive of holidays in accordance with the specifications described in Exhibit I attached hereto; provided, however, if Tenant’s floor coverings or other improvements are other than Building Standard (as defined in Exhibit C), Tenant shall pay one hundred and ten percent (110%) of the actual additional cleaning costs, if any, attributable thereto if Landlord provides janitorial services for such non-Building standard items. Tenant shall be entitled at its sole cost to provide janitorial services for any non-Building standard floor coverings or other improvements.

(e) Access control for the Project comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to other similarly situated first-class multi-tenant office buildings in the Central Perimeter submarket of Atlanta, Georgia, but which will include, at a minimum, monitoring cameras (provided, Landlord’s obligation to provide monitoring cameras is subject to any requirements of Landlord’s insurance carrier to remove same or any changes in applicable laws which would require the removal of same), intercom system and cardkey access control on all exterior doors to the Building; provided, however, unless Landlord is grossly negligent or willfully fails to obtain or implement such access control, Landlord shall not be liable to Tenant for, any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Premises, and Tenant hereby releases Landlord from all liability for such losses, damages or injury. Tenant shall have access to the Building 24 hours per day 7 days per week, subject to Landlord’s right to close the Building in the event of an emergency or casualty.

(f) Sufficient electrical capacity to operate (i) incandescent lights, typewriters, calculating machines, photocopying machines, desktop computers and other machines of similar low voltage electrical consumption (120/208 volts), provided that the total rated electrical design load for said lighting and machines of low electrical voltage shall not exceed two (2.00) watts per square foot of Usable Area (as defined in Exhibit C attached hereto); and (ii) lighting and equipment of high voltage electrical consumption (277/480 volts), provided that the total rated electrical design load for said lighting and equipment of high electrical voltage shall not exceed four (4.00) watts per square foot of Usable Area (each such rated electrical design load to be hereinafter referred to as the “Building Standard rated electrical design load”). Tenant shall be allocated Tenant’s pro rata share of the Building Standard circuits provided on the floor(s) Tenant occupies.

Should Tenant’s total rated electrical design load exceed the Building Standard rated electrical design load for either low or high voltage electrical consumption, or if Tenant’s electrical design requires low voltage or high voltage circuits in excess of Tenant’s share of the Building Standard circuits, Landlord will (at Tenant’s expense) install one (1) additional high voltage panel and/or one (1) additional low voltage panel with associated transformer, space for which has been provided in the base building electrical closets based on a maximum of two (2) such additional panels per floor for all tenants on the floor (which additional panels and transformers shall be hereinafter referred to as the “additional electrical equipment”). If the additional electrical equipment is installed because Tenant’s low or high voltage rated electrical design load exceeds the applicable Building Standard rated electrical design load, then a submeter shall also be added (at Tenant’s expense) to measure the electricity used through the additional electrical equipment.

The design and installation of any additional electrical equipment (or any related submeter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld, conditioned or delayed). All reasonable expenses actually incurred by Landlord in connection with the review and approval of any additional electrical equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay, within thirty (30) days of invoice, the actual submetered cost of electricity consumed through the additional electrical equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the submetering thereof.

If any of Tenant’s electrical equipment requires conditioned air in excess of Building Standard air conditioning, the same shall be installed by Tenant as part of Tenant’s initial leasehold improvements (except for any electrical equipment associated with alterations, additions and modifications to the Premises which shall be governed by Section 5.01 hereof), and Tenant shall pay all design, installation, metering and Operating Expenses relating thereto.

If Tenant requires that certain areas within Tenant’s demised premises must operate on a 24-hour a day basis or in excess of the normal Building Operating Hours (as defined in Exhibit E attached hereto) for uses such as a call center or computer room but not for routine overtime employee usage, then the electrical service to such areas shall be separately circuited and submetered such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building Operating Hours.

(g) All Building Standard and non-Building Standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in the common areas. Should Tenant elect to install specialty or non-Building Standard lighting fixtures and bulbs, then Landlord will be responsible for procurement of such fixtures and bulbs but at Tenant’s cost, which costs shall be deemed Additional Rental hereunder, but Tenant shall not be charged for the replacement work or storage costs of such bulbs.

(h) Non-exclusive multiple cab passenger service to the Premises during Building Operating Hours (as defined in Exhibit E) through not less than four (4) cabs and at least one (1) cab passenger service to the Premises twenty-four (24) hours per day and non-exclusive freight elevator service during Building Operating Hours (all subject to temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal building operating systems, but Landlord shall not take more than one (1) cab per elevator bank out of service at any one time during Building Operating Hours for routine maintenance) with such freight elevator service available at other times upon reasonable prior notice and the payment by Tenant to Landlord of any additional expense actually incurred by Landlord in connection therewith.

To the extent the services described in subsections 3.01(a), (b), (c), (f) and (h) above require electricity and water supplied by public utilities, Landlord’s covenants thereunder shall only impose on Landlord the obligation to use its good faith, reasonable efforts to cause the applicable public utilities to furnish the same. Failure by Landlord to furnish the services described in this Section 3.01, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof except as expressly provided in the paragraph below. Notwithstanding anything to the contrary contained in this lease, if Tenant cannot reasonably use all or any portion of the Premises for Tenant’s intended business operations by reason of any interruption in the services to be provided by Landlord pursuant to subparagraphs (a), (b), (c), (f) and (h) above (and Tenant does not in fact use such portion of the Premises) and such condition exists for three (3) or more consecutive business days or five (5) or more business days within any thirty (30) day period, then Tenant’s Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental shall be equitably abated thereafter for that portion of the Premises that Tenant is unable to use for Tenant’s intended business operations until such service is restored to the Premises. Tenant shall not, however, be entitled to any abatement of rent if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of force majeure or is the result of an interruption or abatement in service of a public utility (an “Unavoidable Interruption”), except if and to the extent Landlord’s loss of such rents with respect to the Unavoidable Interruption is reimbursed by Landlord’s insurance (or would have been reimbursed had Landlord carried rental loss insurance required by this lease). By way of example only, there shall be no abatement of rent if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the Building by the supplying utility company or municipality, unless Landlord’s loss of rents with respect to such Unavailable Interruption is or would have been reimbursed by Landlord’s insurance as described in the previous sentence. At the time of the loss of service, Tenant must give written notice promptly to Landlord of the loss of service and its claim for abatement and Tenant only shall be entitled to abatement of Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental in proportion to the area rendered unusable. Landlord may prevent or stop abatement by providing substantially the same service in similar quality and quantity by temporary or alternative means until the cause of the loss of service can be corrected. If any such interruption in services, renders all or substantially all of the Premises unusable for one hundred twenty (120) or more consecutive days (and Tenant does not, in fact, use all or such portion of the Premises) then such interruption of service shall constitute a Major Casualty (as that term is defined in Section 6.03(b)) and Landlord and Tenant shall have all rights set forth in Section 6.03 at any time prior to the restoration of such services by Landlord. Notwithstanding the foregoing, Landlord shall only have the rights set forth in Section 6.03(b) if the event was an Unavoidable Interruption. Otherwise, Landlord shall not have the rights set forth in such section. Tenant shall not be entitled to the rent abatement and termination rights set forth above if the service interruption is caused by the act or omission of Tenant, its agents or employees.

Section 3.02 Keys and Locks.

Landlord shall furnish Tenant with keys or access cards for each of Tenant’s employees for each Building Standard lockset on code required doors entering the Premises from public areas. Landlord shall, at no cost to Tenant, initially provide Tenant five (5) access cards per each 1,000 square feet of net rentable area within the Premises, with such access cards being made available upon occupancy by Tenant of each phase of the Premises but in no event later than the applicable Rent Commencement Dates as set forth in Section 2.01(a) hereinabove (i.e., October 1, 2003 [24,163 rentable square feet]; March 1, 2004 [93,393 rentable square feet]; and September 1, 2005 [24,163 rentable square feet]). Replacement keys and additional access cards will be furnished by Landlord upon an order signed by Tenant and at Tenant’s expense (which will be Landlord’s actual cost). All such keys and access cards shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord’s permission, which permission shall not be unreasonably withheld, conditioned or delayed and Tenant shall not make or permit to be made any duplicate keys. Upon termination of this lease, Tenant shall surrender to Landlord all access cards and keys to any locks on doors entering or within the Premises, and give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises. Landlord hereby agrees that Tenant, at its sole cost and expense, may have its mission statement stamped or embossed upon the access cards provided to Tenant. Tenant agrees that, upon the expiration or termination of this lease, it shall pay Landlord the cost to replace such cards, which costs shall be deemed Additional Rental hereunder.

Section 3.03 Graphics, Building Directory and Name.

On any multi-tenant floors occupied by Tenant other than the first floor lobby, at no cost to Tenant, Landlord shall provide and install all graphics, letters, and numerals at the entrance to the Premises. At no cost to Tenant, Landlord shall also provide directory strips (based on the ratio that the net rentable area of the Premises bears to the total net rentable area of the Building) containing a listing of Tenant’s name and such other information as Tenant shall reasonably require on the Building directory board to be placed in the main lobby of the Building. All such letters and numerals shall be in the Building Standard graphics. Tenant shall be solely responsible for any modifications, changes or additions to such initial signage, at Tenant’s sole cost. Other than Landlord’s obligation to correct such error or omission promptly, at Landlord’s sole cost, Tenant agrees that Landlord shall not be liable for any inconvenience or damage occurring as a result of any error or omission in any directory or graphics. Subject to all of Tenant’s rights under Special Stipulations 4, 5 and 6 in Exhibit H hereto, and except on floors occupied entirely by Tenant, no signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or may be visible from outside, the Premises, unless approved in writing by Landlord. Further, any graphics or lettering stenciled or otherwise applied to glass entrance doors shall be subject to Landlord’s prior written approval. If approved by Landlord,

Tenant shall be solely responsible for the cost of lettering, including the cost of removing such lettering or graphics (or if necessary, replacement of glass) as required upon the expiration or earlier termination of this lease.

Section 3.04 Parking.

Subject to compliance with all reasonable rules and regulations imposed by Landlord with respect to access to and use of the Parking Facility, Tenant shall be entitled, throughout the lease term and any extensions thereof, to the use of four (4) parking permits per each 1,000 square feet of net rentable area then leased to Tenant pursuant to this lease, including, without limitation, any space added to the Premises pursuant to Tenant’s expansion rights set forth in Exhibit H attached hereto (rounded to the nearest whole space) at no charge to Tenant other than such maintenance and repair charges which are properly included as an Operating Expense. Each parking permit constitutes a nonexclusive lease to park one (1) designated automobile on a nonreserved basis in a nonreserved parking space in the Parking Facility. All parking spaces in the Parking Facility (other than reserved spaces) shall be used in common with other tenants, invitees and visitors of the Building. Landlord will provide, at Tenant’s request, throughout the lease term and any extensions thereof, at least twenty-five (25) reserved parking spaces, located as shown on Exhibit M, at no cost to Tenant. Such reserved parking spaces shall be designated and marked as HomeBanc reserved spaces. Landlord will also provide throughout the lease term and any extension thereof five (5) marked visitor spaces, located as shown on Exhibit M, designated as HomeBanc visitor spaces convenient to the Building entrance. In addition, in the event Tenant exercises the expansion rights set forth in Exhibit H attached hereto or reduces the net rentable area of the Premises, then Tenant’s reserved parking spaces shall be adjusted on the basis of one (1) parking space per each 5,000 square feet of net rentable area and Tenant’s visitor parking spaces shall be adjusted on the basis of one (1) parking space per each 25,000 square feet of net rentable area. Landlord will use reasonable efforts to prevent other tenants’ employees from parking in the HomeBanc visitor and reserved spaces. Tenant shall pay for all HomeBanc signage for the reserved and visitor parking spaces, which signage shall be subject to the reasonable approval of Landlord. In addition, Landlord will provide Tenant an annual credit of up to Thirteen Thousand Dollars ($13,000.00) (the “Visitor Parking Credit”) based on the then existing visitor parking charges in order to allow Tenant to validate all visitor parking free of charge. Landlord hereby agrees that the Visitor Parking Credit shall be adjusted from time to time based on any adjustments to visitor parking charges for the Building and based on any adjustments to the net rentable area of the Premises, as it may be expanded or reduced during the term. Such adjustments to the Visitor Parking Credit will be made, either as an increase or decrease as appropriate, at the rate of .09¢ per square foot of net rentable area, as adjusted for future increases or decreases to the parking charge. In addition to the Visitor Parking Credit, Landlord shall provide unlimited validation of parking charges for Tenant’s employees or other invitees visiting the Building for training classes, which charges will not be charged to Tenant. Landlord shall have the right to control access to the Parking Facility, remove improperly parked automobiles and require that the designated automobile display decals or other evidence of its right to use the Parking Facility. Landlord may designate an independent contractor to operate the Parking Facility, by lease or otherwise, which will have the right to exercise Landlord’s rights hereunder, and Landlord shall have no liability whatsoever for the acts or omissions of such contractor or its agents or employees, which result in loss or theft of, or damage to, Tenant’s, its agents’, employees’, visitors’, customers’ or representatives’ personal property.

Landlord shall have the right, but not the duty, to assign parking spaces to tenants of the Building. If Landlord elects to assign spaces, Tenant will be entitled to Tenant’s Percentage Share and Tenant shall be entitled to select the location of Tenant’s assigned spaces before any other tenant. Landlord agrees to cooperate in good faith with Tenant to provide available parking to HomeBanc employees for training or special events held in the Premises, so long as Tenant provides adequate advance written notice to Landlord of the date and time of such training or special event and the reasonably anticipated number of additional parking spaces which will be needed based on the reasonably anticipated number of non-Building participants. Upon receipt of and based upon such information, Landlord agrees that it will not allow the Villa Christina or any other tenant within another office building within Perimeter Summit to use the Parking Facility for overflow parking to such an extent that the additional parking requested by Tenant for such date and time is not available. Except as provided in the preceding sentence, Landlord shall have no liability to Tenant in the event adequate parking is not then available for Tenant’s employees provided that Tenant shall, at all times, be entitled to the use of the number of spaces described in Section 3.04 above.

ARTICLE IV

Section 4.01 Care of Premises.

Tenant shall not commit or allow to be committed by Tenant’s employees, agents or contractors, any waste or damage to any portion of the Premises, the Project or Perimeter Summit. Upon the expiration or any earlier termination of this lease, Tenant shall surrender the Premises to Landlord in as good condition as existed on the date of possession by Tenant, ordinary wear and tear, damage by casualty or condemnation and conditions which are Landlord’s obligation to repair excepted. Upon such expiration or termination of this lease, Landlord shall have the right to re-enter and resume possession of the Premises immediately.

Section 4.02 Entry for Repairs and Inspection.

Upon at least twenty-four (24) hours prior notice (except in connection with daily janitorial services and except in emergencies in which no prior notice is due, and except for routine maintenance which Landlord agrees to give reasonable prior oral notice) Tenant shall permit Landlord and its contractors, agents or representatives to enter into and upon any part of the Premises during reasonable hours to inspect or clean the same, make repairs, alterations or additions thereto. Tenant shall have the right to have an employee of Tenant accompany Landlord except in connection with daily janitorial services and routine maintenance and except in emergencies. In addition, upon at least 24 hours prior written notice to Tenant, Landlord may enter the Premises for the purpose of showing the same to prospective tenants (but only during the last year of the term of this lease) or purchasers and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord shall use its reasonable efforts not to interfere materially with the operation of Tenant’s business during any such entry.

Section 4.03 Nuisance.

Tenant shall conduct its business and shall use reasonable efforts to control its agents, employees, invitees, contractors and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Project.

Section 4.04 Laws and Regulations; Rules of Building.

Tenant shall comply with, and Tenant shall use reasonable efforts to cause its employees, contractors, visitors, invitees, and agents to comply with all laws, ordinances, orders, rules and regulations of all state, federal, municipal and other governmental or judicial agencies or bodies relating to the use, condition or occupancy of the Premises, the rules of the Building reasonably adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Premises and Building and for the preservation of good order therein and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises including, without limitation, the Declaration subject to the last sentence of this Section 4.04. The initial rules of the Building are attached hereto and incorporated herein as Exhibit F. Landlord shall employ its good faith efforts to apply such rules in a consistent and even-handed manner as to all tenants of the Building. Landlord agrees that such rules and regulations shall be enforced in a manner designed to cause the Building to be operated as a first-class office building. Landlord may make reasonable additions to and amendments of such rules and regulations so long as Tenant’s use and enjoyment of, or access to, the Premises is not materially, adversely affected.

Section 4.05 Legal Use and Violations of Insurance Coverage.

Except as provided in Section 1.03 above, Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable or deemed to be hazardous in any manner, or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Project or its contents.

Section 4.06 Compliance with Legal Requirements.

(a) As used in this lease, “Legal Requirements” shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and “Governmental Authority” shall mean the United States, the state, county, city and political subdivisions in which the Project is located or which exercises jurisdiction over the Project, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Project. Tenant shall comply with (and shall indemnify Landlord for Tenant’s failure to comply with), and shall use all reasonable efforts to cause its employees, contractors and agents to comply with, and shall use diligent efforts to cause its customers, visitors and invitees to comply with, all Legal Requirements relating to the use, condition or occupancy of the Premises (including, without limitation, the Americans with Disabilities Act (“ADA”), all Legal Requirements applicable to Tenant’s business and operations in the Premises and all orders and requirements imposed by any Health Officer, Fire Marshall, Building Inspector or other Governmental Authority). Notwithstanding the foregoing, Landlord shall be obligated to deliver the Base Building Condition (as described in Exhibit C) to Tenant in compliance with all Legal Requirements, and Landlord shall be obligated, at Landlord’s sole expense, to remedy any violations of Legal Requirements in the Base Building Condition including, without limitation, the ADA, that exist at the time the Premises are delivered to Tenant. Tenant shall be obligated to construct its initial leasehold improvements in accordance with all applicable laws, including, without limitation, the ADA. After the Commencement Date, Tenant shall only be required to make interior, non-structural alterations or improvements to the Premises to comply with Legal Requirements. If any such alterations or improvements are structural in nature or affect Building systems, Landlord shall be obligated to comply with such Legal Requirements, at Landlord’s expense, subject to Landlord’s right to include the cost thereof in Operating Expenses if and to the extent permitted by the terms of this lease.

(b) Without limiting the provisions of the foregoing, Tenant shall comply with all applicable Legal Requirements regarding the environment (the “Environmental Laws”), including without limitation the application for and maintenance of all required permits, if any, the submittal of all notices and reports, if any, proper labeling, training and record keeping, and timely and appropriate response to any Release (defined below) or other discharge of a substance under Environmental Laws. In no way limiting the generality of the foregoing, Tenant shall not cause or permit the use, generation, storage, Release or disposal in or about the Premises or the Project of any substances, materials or wastes subject to regulation under Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials (collectively, the “Hazardous Materials”), unless Tenant shall have received Landlord’s prior written consent, which consent Landlord may withhold or revoke at any time in its sole discretion; provided, however, nothing herein shall be deemed to prohibit Tenant’s use of cleaning materials and office supplies that may be considered Hazardous Materials in the ordinary course of Tenant’s business if such items are used in strict compliance with all applicable Legal Requirements. Additionally, Tenant shall not permit to be present upon the Premises, or contained in any transformers or other equipment thereon, any PCB’s. “PCB” means any oil or other substance containing polychlorinated biphenyl (as defined in 40 CFR 761.3). Tenant shall not permit any asbestos, or any structures, fixtures, equipment or other objects or materials containing asbestos on the Premises. Tenant shall immediately notify Landlord of the presence of any Reportable Quantity (defined below) of a Hazardous Material on or about the Premises. As used in this lease, “Reportable Quantity” shall mean that amount defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, pertinent regulations thereunder or other relevant Environmental Laws.

(c) Landlord shall comply with all Environmental Laws with respect to its operation of the Project. In particular, in the event that asbestos is discovered in the Building or the Building systems, then Landlord and Tenant shall jointly select an outside independent environmental consulting firm to assess the contamination and render a recommendation as to whether abatement is warranted. Each party agrees to act reasonably and in good faith in the selection of such consulting firm. If abatement is recommended, then Landlord shall be obligated, at Landlord’s cost (subject to Landlord’s ability to charge such costs as Operating Expenses in accordance with Section 2.04 herein), to take all action reasonably necessary to remediate such condition as soon as reasonably possible. Landlord shall not cause or knowingly permit the use, generation, storage, Release, disposal in or about the Project, or any portion thereof, of any Hazardous Materials. Landlord shall not permit the use of any Hazardous Materials including, without limitation, asbestos, in the construction of any portion of the Project; provided, however, nothing herein shall be deemed to prohibit Landlord’s use of ordinary construction materials, cleaning materials or other such supplies that may be considered Hazardous Materials in the ordinary course of the operation of the Project, if such items are used in strict compliance with all applicable Legal Requirements.

(d) Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, and the directors, officer, shareholders, employees and agents of Landlord, harmless from any and all obligations, claims, administrative proceedings, judgments, damages, fines, costs, and liabilities, including reasonable attorneys’ fees (collectively, the “Environmental Costs”) that arise directly or indirectly from Tenant’s violation of the covenants set forth in Section 4.06(b) above and Tenant shall, within thirty (30) days of Tenant’s receipt of an invoice accompanied by reasonable supporting documentation, reimburse Landlord for all such Environmental Costs incurred by Landlord. Landlord shall indemnify, protect, defend (with counsel reasonably approved by Tenant) and the directors, officers, shareholders, and agents of Tenant, harmless from any and all Environmental Costs that arise directly or indirectly from Landlord’s violation of the covenants set forth in Section 4.06(c) above and Landlord shall promptly reimburse Tenant for all such Environmental Costs incurred by Tenant or Tenant’s officers, directors, partners, agents, employees, contractors, subtenants, licensees, invitees and visitors. As used in this lease, “Release” shall mean spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles). Without limiting the generality of the foregoing, there shall be included in Environmental Costs, capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions, any clean up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person.

Section 4.07 Electronic Services.

(a) Tenant may, in a manner consistent with the provisions and requirements of this lease, install, maintain, replace, remove or use any communications or computer or other electronic service wires, cables and related devices (collectively, the “Lines”) at the Building in or serving the Premises, provided: (i) Tenant shall obtain Landlord’s prior written consent, which consent may not be unreasonably conditioned by Landlord, (ii) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or may cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (iii) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions. Tenant shall not, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord’s written consent shall be null and void.

(b) As used herein “Electronic Services Provider” means a business which provides telephone, telegraph, telex, video, other telecommunications or other services which permit Tenant to receive or transmit information by the use of electronics and which require the use of wires, cables, antennas or similar devices in or on the Building. The services of Electronic Services Providers are sometimes referred to herein as “Electronic Services.”

(c) Landlord shall have no obligation to install any Electronic Services equipment or facilities. However, subject to Landlord’s reasonable approval rights provided in subparagraph (g) below, Landlord will make available to Tenant and any particular Electronic Services Provider selected by Tenant, subject to Landlord’s rights under subparagraph (g) below, access to a reasonable portion (at least equal to Tenant’s Percentage Share) of the Building chase, riser capacity and mechanical closets to allow Tenant to: (i) obtain customary telecommunication services for the Premises from a reputable Electronic Service Provider selected by Tenant, subject to Landlord’s approval rights herein, (ii) connect all of the various portions of the Premises, and (iii) connect to all portions of the Premises to any satellite dish/antenna that Tenant installs on the Building rooftop in accordance with Exhibit H attached hereto. Landlord may (but shall not have the obligation to): (x) install new Lines at the property, (y) create additional space for Lines at the property, and (z) adopt reasonable and uniform rules and regulations with respect to the Lines.

(d) Tenant acknowledges and agrees that all Electronic Services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant’s Electronic Services equipment shall be and remain solely in the Tenant’s Premises and the telephone closet(s) on the floor(s) on which Tenant’s Premises is located, in accordance with rules and regulations adopted by Landlord from time to time. Unless otherwise specifically agreed to in writing, Landlord shall have no responsibility for the maintenance of Tenant’s Electronic Services equipment, including Lines, or for any Lines or other infrastructure to which Tenant’s Electronic Services equipment may be connected. Tenant agrees that, to the extent any Electronic Services are interrupted, curtailed or discontinued, unless caused by the negligence or willful misconduct of Landlord, its agents or employees, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service. Except to the extent arising from the negligence or willful misconduct of Landlord or Landlord’s agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant’s use of any Lines will be free from the following (collectively, the “Line Problems”): (i) any eavesdropping or wire-tapping by unauthorized parties, (ii) any failure of any Lines to satisfy Tenant’s requirements, or (iii) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant’s obligations under this lease. Landlord in no event shall be liable for damages by reason of loss or profits, business interruption or other consequential damage arising from any Line Problems.

(e) So long as Landlord does not materially interfere with the conduct of Tenant’s business in the Premises (except in the case of an emergency), Landlord shall have the right to interrupt or turn off Electronic Services facilities in the event of emergency or, upon reasonable prior notice to Tenant, during non-Business Hours at a time mutually agreeable to Landlord and Tenant, as necessary in connection with maintenance, repairs or construction at the Building or installation of Electronic Services equipment for other tenants in the Building or on account of violation by the Electronic Services Provider or owner of the Electronic Services equipment of any reasonable rules and regulations promulgated by Landlord which shall be uniformly applied to all Electronic Services Providers and owners of Electronic Services equipment, or in the event that Tenant’s use of the Electronic Services infrastructure of the Building materially interferes with the Electronic Services of other tenants in the Building and Tenant fails to stop such interruption promptly upon notice from Landlord.

(f) Any and all Electronic Services equipment (including servers, processors, routers, switches, UPS and APS equipment) installed in the Building (excluding the Premises) by or on behalf of Tenant, including Lines, or other facilities for Electronic Services reception or transmittal, shall be removed prior to the expiration or earlier termination of the lease term, by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the cost thereof to be paid as additional rent. Landlord shall have the right, however, upon written notice to Tenant given no later than thirty (30) days prior to the expiration or earlier termination of the lease term (except that the notice period shall extend to thirty (30) days beyond the date of termination of the lease if it is terminated by either party due to a default by the other), to require Tenant to remove any and all Electronic Services, Lines and related infrastructure, or selected components thereof, located in the Building (excluding the Premises). If Landlord fails to give Tenant such 30-day notice, Tenant shall be entitled to leave such items in the Building, but without any payment to Tenant or credit against rent. Tenant shall not be obligated to remove any Lines or other facilities for Electronic Services reception or transmittal that are located within the Premises.

(g) In the event that Tenant wishes at any time to utilize the services of an Electronic Services Provider whose equipment is not then servicing the Building, no such Electronic Services Provider shall be permitted to install its Lines or other equipment within the Building without first securing the prior written approval of Landlord, which approval shall not be withheld, conditioned or delayed so long as the Electronic Services Provider selected by Tenant is a reputable, experienced, solvent provider. Landlord’s approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of the Electronic Services Provider. Without limitation of the foregoing standard, unless all of the following conditions are satisfied to Landlord’s satisfaction, it shall be reasonable for Landlord to refuse to give its approval: (i) Landlord shall incur no expense whatsoever with respect to any aspect of the Electronic Services Provider’s provision of its Electronic Services, including without limitation, the costs of installation, materials and services, except that Landlord acknowledges that a portion of such initial costs may be paid out of the Tenant Improvement Allowance (as defined in Exhibit C); (ii) prior to commencement of any work in or about the Building by the Electronic Services Provider, the Electronic Services Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord reasonably determines to be necessary to protect its financial interests and the interests of the Building relating to the proposed activities of the Electronic Services Provider; (iii) the Electronic Services Provider agrees to abide by such rules and regulations, Building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Building, the Tenants in the Building and Landlord, in the same or similar manner as Landlord has the right to protect itself and the Building with respect to proposed alterations as described in Article V of this lease; (iv) if Tenant requests more than Tenant’s Percentage Share of the Building chase, riser capacity and/or mechanical closet, Landlord reasonably determines that, considering other potential uses for space in the Building, there is sufficient space in the Building for the placement of all of the Electronic Services Provider’s equipment, conduit, Lines and other materials; (v) the Electronic Services Provider agrees to abide by Landlord’s requirements, if any, that the Electronic Services Provider use existing Building conduits and pipes or use Building contractors (or other contractors approved by Landlord); (vi) if Tenant requests more than Tenant’s Percentage Share of the Building chase, riser capacity and/or mechanical closet, Landlord shall be reasonably compensated for space used in the Building for the storage and maintenance of the Electronic Services Provider’s equipment, for the use of common or core space within the Building and the costs which may reasonably be expected to be incurred by Landlord; (vii) the Electronic Services Provider agrees to deliver to Landlord detailed “as built” plans immediately after the installation of the Electronic Services Provider’s equipment is complete; and (viii) all of the foregoing matters are documented in a commercially reasonable written license agreement between Landlord and the Electronic Services Provider, the form and content of which is reasonably satisfactory to Landlord. Neither Tenant nor its Electronic Services Provider shall be charged any rent or fees for access to the riser capacity, chase or mechanical room space so long as the use by Tenant’s Electronic Services Provider does not exceed Tenant’s Percentage Share of the space in the Building designated for such facilities and so long as Tenant’s Electronic Services Provider, while located in the Building, provides its services exclusively to Tenant. If Tenant’s Electronic Services Provider commences selling its services to other tenants in the Building or to other parties not located within the Building, then, at Landlord’s option, it shall be entitled to either charge rent and/or fees to such Provider or demand that such Provider cease such activities, the failure of which shall entitle Landlord to exercise its rights and remedies against such Provider, including, without limitation, causing such Provider to remove its equipment from the Building and cease selling its services altogether.

(h) Notwithstanding any provision of the proceeding paragraphs to the contrary, in the event Landlord refuses to grant its approval to any prospective Electronic Services Provider, Tenant shall still have no right to terminate the lease or claim an entitlement to rent abatement, but may as Tenant’s sole and exclusive recourse seek a judicial order of specific performance compelling Landlord to grant its approval as to the prospective provider in question. The provisions of this paragraph may be enforced solely by Tenant and Landlord, are not for the benefit of any other party, and specifically but without limitation, no telephone or other Electronic Services Provider shall be deemed a third party beneficiary of this lease.

(i) Tenant shall not utilize any wireless Electronic Services equipment (other than usual and customary cellular telephones and wireless networks serving solely the equipment within various portions of the Premises), including antennae and satellite receiver dishes, within the Tenant’s Premises, within the Building or attached to the outside walls or roof of the Building, without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Such consent may be conditioned in such a manner so as to protect Landlord’s financial interests and the interests of the Building, and the other tenants therein, in a manner similar to the arrangements described in the immediately preceding paragraphs.

(j) In the event that Electronic Services equipment, Lines and facilities or satellite and antennae equipment of any type installed by or at the request of Tenant within the Tenant’s Premises, on the roof, or elsewhere within or on the Building causes interference to equipment used by another party, Tenant shall cease using such equipment, Lines and facilities or satellite and antennae equipment until the source of the interference is identified and eliminated and Tenant shall assume all liability related to such interference. Tenant shall cooperate with Landlord and other parties, to eliminate such interference promptly. In the event that Tenant is unable to do so, Tenant will substitute alternative equipment which remedies the situation. If such interference persists and is not eliminated by Tenant as soon as reasonably possible, but not to exceed forty-eight (48) hours, Tenant shall, at Landlord’s sole discretion, remove such equipment.

ARTICLE V

Section 5.01 Leasehold Improvements.

(a) Tenant hereby accepts the Premises “as-is” subject to Landlord’s obligation to deliver the Premises in compliance with Exhibit C attached hereto. Tenant hereby agrees that the provisions of Exhibit D shall govern the construction of Tenant’s initial leasehold improvements. Once construction of the improvements has commenced and subject to Section 9.02(1) herein, Tenant agrees to construct the improvements in a commercially reasonable and diligent manner in accordance with Exhibit D attached hereto. Landlord agrees to deliver the Premises, at Landlord’s expense, in Base Building Condition, as defined in Exhibit C attached hereto, on the Effective Date.

(b) Notwithstanding any language contained herein or in Exhibit D to the contrary, if for any reason the Premises should not be ready for occupancy by the Commencement Date, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof, however, the respective Rental Commencement Dates shall be extended on a day-for-day basis for each day of Landlord Delay, subject to the terms of Exhibit D.

(c) Except for Permitted Alterations (as defined below), Tenant shall not make or allow to be made any improvements, alterations or physical additions in or to the Premises, or place safes, vaults or other heavy furniture or equipment within the Premises, without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld so long as said alterations are not unsightly from outside the Premises. Tenant shall deliver to Landlord a copy of the “as-built” plans and specifications for all alterations or physical additions so made in or to the Premises. Notwithstanding the foregoing, Tenant shall have the right to make non-structural, non-MEP (mechanical, electrical, plumbing) alterations (including painting and carpeting) without the consent of Landlord (“Permitted Alterations”), so long as (i) Tenant notifies Landlord in writing of its intention to do such work at least ten (10) days prior to the initiation of such work, (ii) if any are prepared, Tenant provides to Landlord a copy of plans and specifications for such work, a construction schedule and a list of contractors and subcontractors, (iii) such alterations do not cause excessive loads on the Building and its systems and are not visible from the exterior of the Premises, and (iv) Tenant obtains and furnishes to Landlord required building permits and certificates of occupancy, if any are required. Subject to Landlord’s reasonable prior approval of such improvements as part of Tenant’s Construction Documents, Landlord hereby acknowledges and agrees that Tenant shall be entitled to make improvements to the portion of the Building fire stairways that connect any floors occupied solely by Tenant. Such improvements may include, without limitation, paint, wallcoverings, carpeting or other floor covering, decorative railing, upgraded lighting and upgraded ceilings. Any and all such improvements shall be subject to compliance with applicable Building code requirements.

(d) Approval by Landlord of any of Tenant’s drawings and plans and specifications prepared in connection with any alterations, improvements, modifications or additions to the Premises or the Project shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or alterations, improvements, modifications or additions to which they relate, for any use, purpose or conditions, but such approval shall merely be the consent of Landlord as required hereunder. Any and all furnishing, equipping and improving of or other alteration and addition to the Premises shall be: (i) made at Tenant’s sole cost, risk and expense, and Tenant shall pay for Landlord’s actual third-party, out-of-pocket costs incurred to review the plans and specifications for any such alterations or additions; (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require; (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work (except for Permitted Alterations), which approval shall not be unreasonably withheld, conditioned or delayed; (iv) prosecuted diligently and continuously to completion so as to cause no interference with the normal business operations of other tenants in the Building, the performance of Landlord’s obligations under this lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Land and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; (v) performed by contractors approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed; and (vi) Tenant shall obtain and furnish Landlord with a copy of the DeKalb County building permit and certificate of occupancy if required for any such improvement, and Tenant shall have no (and hereby waives all) right to payment or compensation for such building permit or certificate of occupancy. Tenant shall notify Landlord upon completion of such alterations, improvements, modifications or additions and Landlord shall inspect same for workmanship and compliance with the approved plans and specifications. Tenant and its contractors shall comply with all reasonable requirements Landlord may impose on Tenant or its contractors with respect to such work (including but not limited to, insurance, indemnity and bonding requirements), and shall deliver to Landlord a complete copy of the “as-built” or final plans and specifications for all alterations or physical additions so made in or to the Premises (except for Permitted Alterations) within thirty (30) days of completing the work. Landlord will not be entitled to any construction management fee in connection with any Permitted Alterations but will be entitled to charge a five percent (5%) construction management fee for any other alterations, physical additions, modifications or improvements in or to the Premises for which Tenant selects Landlord to supervise such work.

(e) All alterations, physical additions, modifications or improvements in or to the Premises (including fixtures) shall, when made, become the property of Landlord and shall be surrendered to Landlord upon termination or expiration of this lease or termination of Tenant’s right to occupy the Premises, whether by lapse of time or otherwise, without any payment, reimbursement or compensation therefor; provided, however, that (i) Tenant shall retain title to and shall remove from the Premises movable equipment or furniture owned by Tenant, and (ii) Tenant repairs any damage caused thereby. Notwithstanding any of the foregoing to the contrary, Landlord shall have the right to require Tenant to remove any fixtures or leasehold improvements, alterations, additions or improvements including, without limitation, Tenant’s initial improvements to the Premises which are of a type not customary for normal office buildout (e.g., raised flooring, safes or vaults, dining rooms, etc.) including, without limitation, any cabling located outside of the Premises which shall include any cabling in the Building risers, chase, or between floors; provided, however, Landlord may only require such removal upon expiration or earlier termination of this lease if Landlord notified Tenant at the time Landlord approved Tenant’s plans that removal would be required. Landlord shall not have the right to require Tenant to remove standard office cabling or other computer or communication wiring that is located solely in the Premises. If Tenant does not remove such alterations, additions or improvements which Landlord is entitled to and requires Tenant to remove, Landlord has the right to remove the same at Tenant’s sole cost and expense.

(f) Tenant shall indemnify and hold Landlord harmless from and against all costs (including reasonable attorneys’ fees and costs of suit), losses, liabilities, or causes of action arising out of or relating to any alterations, additions or improvements made by Tenant to the Premises, including, but not limited to, any mechanics’ or materialmen’s liens asserted in connection therewith.

(g) Tenant shall have no power to act or make any contract that may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, the Project or the Premises. Should any mechanic’s or other liens, however, be filed against any portion of the Project by reason of Tenant’s acts or omissions or because of a claim against Tenant, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within thirty (30) days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens by bonding or otherwise in accordance with Georgia law, within said thirty (30)-day period, Landlord may, at its sole option, cancel or discharge the same and upon Landlord’s demand, Tenant shall promptly reimburse Landlord for all reasonable costs actually incurred in canceling or discharging such liens.

Section 5.02 Repairs by Landlord.

Subject to inclusion of the costs in Operating Expenses (to the extent permitted by Article II above), Landlord shall maintain in good order and repair, subject to normal wear and tear and damage by casualty or condemnation, the roof, foundation, all structural portions (wherever located) of the Building, the exterior walls of the Building (including glass), the Building mechanical, electrical, plumbing and HVAC systems, the Parking Facility, all driveways and accessways within the Project, and all driveways, accessways and landscaped areas in Perimeter Summit which are owned or controlled by Landlord or its affiliates which are reasonably necessary for access from any and all public streets to the Project. Notwithstanding the foregoing obligation, the cost of any repairs for maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant, its agents or employees, the cost of which is not covered by insurance of the type required to be carried by Landlord under this lease, shall be borne solely by Tenant and Tenant shall reimburse Landlord, within thirty (30) days of receipt of a written invoice, for Landlord’s Cost relating to such repair or maintenance.

Section 5.03 Repairs by Tenant.

Subject to Landlord’s obligations in Section 5.02, Tenant shall at its own cost and expense, keep the Premises and all leasehold improvements in good condition, normal wear and tear, damage by casualty or condemnation excepted and, as set forth herein, shall perform all repairs and improvements required by any governmental law, ordination, rule or regulation. If Tenant fails to commence any repairs to the Premises and leasehold improvements, which affect the Building structure or systems or are visible from outside the Premises or which affect or impact another tenant in the Building, within ten (10) days after written notice from Landlord to Tenant, or if Tenant fails to commence any other repair to the Premises and leasehold improvements within thirty (30) days after written notice from Landlord to Tenant, and in either event, thereafter diligently proceed with such repair work until completion, Landlord may, at its option, make such repairs or any replacements deemed reasonably necessary by Landlord, and Tenant shall pay to Landlord on demand Landlord’s cost thereof plus a charge of five percent (5%) for administrative cost recovery.

Section 5.04 Americans with Disabilities Act of 1990.

So long as Landlord delivers the Base Building Condition to the Premises in compliance with all applicable rules, regulations, laws and ordinances, Tenant hereby agrees to be responsible, at its sole cost and expense, for the compliance of the Premises, after the Commencement Date, with all rules, regulations, laws and ordinances including, without limitation, the Americans with Disabilities Act of 1990, as amended (the “ADA”). Landlord hereby agrees to be responsible, at its sole cost and expense (subject to reimbursement by tenants of the Building including Tenant as provided elsewhere in this lease) for the compliance of the Building and common areas with all such rules, regulations, laws and ordinances. If it is determined that the interior, nonstructural portions of the Premises are not in compliance with the ADA to at least the minimum extent required under regulations then in effect, Tenant, as its sole obligation, shall cause the interior, nonstructural portions of the Premises to comply. With regard to the Building and common areas, if the Building and common areas are in unlawful noncompliance with the applicable requirements of the ADA, then Landlord shall cause such areas to no longer be in such unlawful noncompliance, which costs may be included in Operating Expenses, to the extent permitted in Article II of this lease. The allocation of responsibility for ADA compliance between Landlord and Tenant and the respective obligations of each shall supersede any other provisions of this lease that may contradict or otherwise differ from the requirements of this Section 5.04.

ARTICLE VI

Section 6.01 Condemnation.

If all or substantially all of the Premises, or such portion of the Premises or the Project as would render, in Tenant’s reasonable judgment, the continuance of Tenant’s business from the Premises impracticable, shall be permanently taken or condemned for any public purpose, then this lease, at the option of Tenant upon the giving of written notice to Landlord within ten (10) business days from the date of such condemnation or taking, shall forthwith cease and terminate. If all or a substantial portion of the Project shall be permanently taken or condemned for any public purpose and, in Landlord’s reasonable judgment, the Project cannot be restored to a viable commercial office project, then Landlord shall have the option of terminating this lease by written notice to Tenant within ten (10) days from the date of such condemnation or taking. If this lease is terminated as provided above, this lease shall cease and expire as if the date of transfer of possession of the Premises, the Project, or any portion thereof, was the expiration date of this lease. In the event that this lease is not terminated by either Landlord or Tenant as aforesaid, Tenant shall pay the Base Rental and all other rentals up to the date of transfer of possession of such portion of the Premises so taken or condemned and this lease shall thereupon cease and terminate with respect to such portion of the Premises so taken or condemned as if the date of transfer of possession of the Premises was the expiration date of the term of this lease relating to such portion of the Premises. Thereafter the Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental shall be adjusted on a pro rata, per square foot of net rentable area basis. In the event of any such condemnation or taking and this lease is not so terminated, Landlord shall promptly repair the Premises or the Project, as the case may be, to Building Standard condition (up to the Tenant Improvement Allowance) so that the remaining portion of the Premises or Project, as the case may be, shall constitute an architectural unit, fit for Tenant’s occupancy and business; provided, however, that Landlord’s obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking. In the event of any temporary taking or condemnation for any public purpose of the Premises or any portion thereof, then this lease shall continue in full force and effect except that Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental shall be adjusted on a pro rata, per square foot of net rentable area basis for the period of time that the Premises are so taken as of the date of transfer of possession of the Premises and Landlord shall be under no obligation to make any repairs or alterations. In the event of any condemnation or taking of the Premises, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the lease and all leasehold improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover (or if only one award is granted, a portion of) any award or compensation against or from the condemning authority for and only for (i) the value of any fixtures, furniture, furnishings, Tenant Extra Work and other personal property which were condemned but which under the terms of this lease Tenant is permitted to remove at the end of the term of this lease, (ii) the unamortized cost of Tenant Extra Work, which are not so removable by Tenant at the end of the term of this lease but which were installed solely at Tenant’s expense, (iii) relocation and moving expenses, and (iv) compensation for loss to Tenant’s business. Under no circumstances may Tenant pursue a claim (whether separate or a part of Landlord’s) for the value of its leasehold interest hereunder. For purposes of this lease, “Tenant’s Extra Work” shall mean any tenant improvement work by

Tenant in excess of the improvements reimbursed by Landlord as part of the Tenant Improvement Allowance.

Section 6.02 Damages from Certain Causes.

Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, riot, strike, insurrection, war, requisition or order of governmental body or authority, court order or injunction, or any cause beyond Landlord’s control or, except in the case of the negligence or willful misconduct of Landlord, its agents or employees for any damage or inconvenience which may arise through repair or alteration of any part of the Project.

Section 6.03 Casualty Clause.

(a) In the event any portion of the Premises or any material portion of the remainder of the Project is damaged by fire or other casualty, earthquake or flood or by any other cause of any kind or nature (hereinafter collectively referred to as the “damaged property”) and the damaged property can, in the reasonable opinion of the Landlord’s architect, be repaired or replaced within one hundred eighty (180) calendar days from the date of notice of Landlord’s architect’s reasonable opinion (delivered within thirty (30) days from the date of any such damage), then Landlord shall proceed to rebuild or restore the damaged property to its previous condition (but shall not be obligated to spend in excess of the amount of the original Tenant Improvement Allowance), subject to subsection (d) hereof.

(b) In the event any portion of the Premises or any material portion of the remainder of the Project which renders the Premises unusable for Tenant’s normal business operations and in the reasonable opinion of Landlord’s architect, damage to the damaged property cannot be repaired or replaced within one hundred eighty (180) days from the date of notice of Landlord’s architect’s reasonable opinion (a “Major Casualty”), then both Landlord and Tenant shall have the right to terminate this lease by notifying the other party in writing of such termination within thirty (30) days of receipt of Landlord’s architect’s reasonable opinion.

(c) Notwithstanding any language herein to the contrary, if at the time of any material damage to the Project, less than two (2) years remains in the term of this lease, including any exercised renewal option, then either party shall have the right to terminate this lease by written notice to the other party within thirty (30) days of the date such damage occurs.

(d) Notwithstanding any language contained herein to the contrary, in the event this lease is not terminated as provided hereunder (i) Landlord shall be obligated to rebuild or restore the damaged property only to the extent of the insurance proceeds available to Landlord for the purpose of rebuilding and restoration (or if Landlord fails to carry the insurance required by this lease, to the extent of insurance proceeds that would have been available to Landlord), (ii) if the damaged property is all or any portion of the Premises, Landlord shall be obligated to rebuild or restore the damaged property only to its prior condition (but shall not be obligated to spend in excess of the amount of the original Tenant Improvement Allowance), except that Tenant shall have the right to require Landlord to rebuild or restore the damaged property substantially to the condition which existed immediately prior to such damage, provided that Tenant shall bear all costs and expenses, excluding rentals that are lost due to extended construction time, in excess of the lesser of (A) any insurance proceeds available to Landlord for the purpose of rebuilding or restoration after deducting any and all reasonable costs incurred by Landlord in collecting such insurance proceeds (or if Landlord fails to carry the insurance required by this lease, to the extent of insurance proceeds that would have been available to Landlord if Landlord had obtained the required insurance), or (B) cost to Landlord of rebuilding and restoring the damaged property to Building Standard condition (with Building Standard Tenant Allowances); and (iii) Tenant shall be entitled to a pro rata abatement of Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental during the period of time the Premises, or any portion thereof, are untenantable due to such damage. Landlord’s architect’s reasonable opinion shall be given to both Landlord and Tenant in accordance with Section 9.01 within thirty (30) days from the date of any such damage. In the event of any termination of this lease under this Section 6.03, this lease shall cease and terminate as if the date of such damage was the expiration date of the term of this lease.

(e) In the event that a material portion of the Project is damaged by fire or other casualty, earthquake, flood or by any other cause of any kind or nature and the Project cannot be repaired or restored to an architecturally complete Project, then Landlord shall have the right to terminate this lease within thirty (30) days after the date of the casualty.

Section 6.04 Casualty Insurance.

Landlord shall maintain standard, property insurance using forms providing coverage not less than the Insurance Services Offices, Inc. (“ISO”) causes of loss-special (CP 10 30) form on the Project (including leasehold improvements up to the amount of the Tenant Improvement Allowance actually expended on leasehold improvements) and on all Building Standard improvements, in form and with endorsements and coverages reasonably customary to be carried by first-class office building owners in the Central Perimeter submarket of Atlanta, Georgia. Building Standard improvements, for purposes of this paragraph, shall mean any standard office improvements made by Tenant to the Premises up to the amount of the Tenant Improvement Allowance. Landlord covenants that Landlord shall endeavor to maintain ISO causes of loss-special form of insurance consistently with respect to the level of Building Standard improvements on all leases in the Building which Landlord is insuring. To the extent Landlord maintains property insurance on tenant’s improvements in excess of Building Standard, the extra cost of such insurance shall be excluded from Operating Expenses. Said insurance shall be maintained with an insurance company authorized to do business in Georgia, in an amount equal to the full insurable value of the Project and such Building Standard Improvements (and without Landlord having any co-insurance obligations), and payments for losses thereunder shall be made solely to Landlord. Tenant shall maintain at its expense standard ISO causes of loss-special form of property insurance on the full insurable value of all its personal property, including removable trade fixtures, located in the Premises and on Tenant’s Work in excess of the Tenant Improvement Allowance and all other additions and improvements (including fixtures) made by Tenant and not required to be insured by Landlord above. If the annual premiums to be paid by Landlord shall exceed the standard rates because of Tenant’s operations within, or contents of, the Premises, Tenant shall, within thirty (30) days of invoice, pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Project to give effect to this sentence). Within fifteen (15)

days of written request by Landlord, a duly executed certificate of insurance, reflecting Tenant’s maintenance of the insurance required under this Section 6.04 and Section 6.05, shall be delivered to Landlord.

Section 6.05 Liability Insurance.

Landlord and Tenant shall each maintain a policy or policies of commercial general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon a solvent insurance company authorized to transact business in Georgia. Such insurance shall afford minimum protection (which may be affected by primary and/or excess coverage) of not less than $2,000,000.00 for bodily injury or death in any one occurrence and of not less than $500,000.00 for property damage in any one occurrence; provided, however, Tenant shall carry such greater limits of coverage as Landlord may reasonably request from time to time so long as Landlord maintains similar limits of coverage and so long as such limits are consistent with the limits required by owners of other comparable office buildings in the Central Perimeter submarket of Atlanta, Georgia area (not to exceed, in any event, $5,000,000 for any one occurrence).

Section 6.06 Hold Harmless.

Landlord shall not be liable to Tenant, its agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Tenant, its agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage. Tenant shall not be liable to Landlord, or to Landlord’s agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Landlord, its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage.

Section 6.07 Waiver of Claims and Subrogation Rights.

Anything in this lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, servants, partners, shareholders, officers or employees, for any loss or damage that may occur to the Premises, the Project or any improvements thereto or thereon, or any personal property of such party therein or thereon, by reason of fire, the elements, or any other cause which is required to be insured against under the terms of the property insurance policies referred to in Section 6.04 hereof (or if either party fails to obtain the required coverage, which would have been insured against if the applicable party had obtained the required coverage), regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees and covenants that no insurer shall hold any right of subrogation against such other party. Each party shall have its ISO causes of loss-special form of property insurance policy endorsed wherein the insurer expressly waives its right of subrogation against the other party.

Section 6.08 Insurance Requirements.

If Tenant does not procure insurance as required, Landlord may, upon advance written notice to Tenant, cause this insurance to be issued and Tenant shall pay to Landlord the premium for such insurance within thirty (30) days of Landlord’s demand, plus interest at the rate provided for in this lease until repaid by Tenant. All policies of insurance required to be maintained by Tenant shall make specific reference to the indemnifications by Tenant in favor of Landlord under this lease and shall provide that Landlord shall be given at least thirty (30) days’ prior written notice of any cancellation or nonrenewal of any such policy. A certificate evidencing each such policy shall be deposited with Landlord by Tenant on or before the date Tenant enters any portion of the Premises to perform any work or construction, and a replacement certificate evidencing each subsequent policy shall be deposited with Landlord at least thirty (30) days prior to the expiration of the preceding such policy. All insurance policies obtained by Tenant shall be written as primary policies (primary over any insurance carried by Landlord), not contributing with and not in excess of coverage which Landlord may carry, if any.

ARTICLE VII

Section 7.01 Default and Remedies.

(a) The occurrence of any of the following shall constitute events of default:

(i) Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, or any other sum of money payable under this lease is not paid when due;

(ii) Tenant’s interest in the lease or the Premises shall be subjected to any attachment, levy, or sale pursuant to any order or decree entered against Tenant in any legal proceeding and such order or decree shall not be vacated within sixty (60) days of entry thereof; or

(iii) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this lease, other than as described in Section 7.01(a)(i), or with any of the Rules and Regulations now or hereafter established to govern the operation of the Building or Project.

(b) Upon the occurrence of an event of default and (i) if the event of default described in Section 7.01(a)(i) is not cured within five (5) business days after written notice from Landlord of such default (notwithstanding the foregoing, in the event of Tenant’s failure to pay Base Rental, Tenant’s Forecast Additional Rental, or Tenant’s Additional Rental when due, Landlord shall only be obligated to notify Tenant of such monetary default twice in any twelve (12) month period; thereafter Tenant’s failure to pay all such sums when due shall constitute an event of default), or (ii) the event of default described in Section 7.01(a)(iii) is not cured within thirty (30) days after written notice from Landlord of such default; provided, however, if such event of default is not susceptible to cure within thirty (30) days, Tenant shall not be in default if Tenant promptly commences the cure and diligently pursues the cure to completion as soon as reasonably possible (such period to cure not to exceed, in any event, ninety (90) days), or (iii) the event of default described in Section 7.01(a)(ii) is not cured immediately, the Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this lease:

(i) Landlord, with or without terminating this lease, may immediately or at any time thereafter re-enter the Premises and correct or repair any condition which shall constitute a failure on Tenant’s part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this lease or of the Rules and Regulations now in effect or hereafter adopted or of any notice given Tenant by Landlord pursuant to the terms of this lease, and Tenant shall fully reimburse and compensate Landlord on demand for Landlord’s actual, reasonable costs.

(ii) Landlord, with or without terminating this lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Premises and thereupon Tenant shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of, or with consent of Tenant within thirty (30) days of receipt by Tenant of such notice from Landlord, whereupon Landlord shall have the right to re-enter and take possession of the Premises. Any such demand, re-entry and taking possession of the Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

(iii) Landlord, with or without terminating this lease, may immediately or at any time thereafter, re-enter the Premises and remove therefrom Tenant and all property belonging to or placed on the Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this lease or of the Premises by Tenant and shall not of itself constitute a termination of this lease by Landlord.

(iv) Landlord, with or without terminating this lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable discretion may deem advisable, and Landlord may make any repairs to the Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all actual, reasonable costs of such reletting including but not limited to the cost of any such repairs to the Premises, attorneys’ fees, leasing inducements, and brokerage commissions; and if this lease shall not have been terminated, Tenant shall continue to pay all rent and all other charges due under this lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rents reserved herein.

(v) Tenant and Landlord agree that Landlord shall have the duty to use commercially reasonable efforts to relet the Premises and otherwise mitigate its damages under this lease. Landlord and Tenant agree that such duty to mitigate shall be satisfied and Landlord shall be deemed to have used objectively reasonable efforts to fill the Premises by doing the following: (a) posting a “For Lease” sign at the Project, if Landlord chooses to do so; (b) advising Landlord’s leasing agent of the availability of the Premises; (c) advising at least two (2) outside commercial brokerage entities of the availability of the Premises and (d) using such other commercially reasonable marketing then being generally employed by Landlord with respect to other space in the Building for lease; provided, however, that Landlord shall not be obligated to relet the Premises before leasing any other unoccupied portions of the Project. If Landlord receives any payments from the reletting of the Premises and is required to mitigate damages, any such payment shall first be applied to any costs or expenses incurred by Landlord as a result of Tenant’s default under this lease.

(vi) Landlord may immediately or at any time thereafter terminate this lease, and this lease shall be deemed to have been terminated upon receipt by Tenant of written notice of such termination; upon such termination Landlord shall have the right to recover from Tenant all actual damages Landlord may suffer by reason of such termination including, without limitation, unamortized sums expended by Landlord for construction of the Tenant Improvements (to the extent not recovered from a successor tenant), all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable, actual attorneys’ fees) of recovering possession of the Premises, the cost of any alteration of or repair to the Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord at its election shall have and recover from Tenant either (1) an amount equal to the then current present value (using a discount rate of ten percent (10%) of the excess, if any, of the total amount of all rents and other charges to be paid by Tenant for the remainder of the term of this lease over the then reasonable rental value of the Premises for the remainder of the term of this lease, or (2) the rents and other charges which Landlord would be entitled to receive from Tenant pursuant to the provisions of Section 7.01(b)(iv) if the lease were not terminated. Such election shall be made by Landlord by serving written notice upon Tenant of its choice of one of the two said alternatives within thirty (30) days of the notice of termination.

(c) If Landlord re-enters the Premises or terminates this lease pursuant to any of the provisions of this lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord, except any damages arising out of the gross negligence or willful misconduct of Landlord, its agents or employees. Tenant shall and does hereby indemnify and hold Landlord harmless from any loss, cost (including court costs and reasonable, actual attorneys’ fees), or damages suffered by Landlord by reason of such re-entry or termination. No such re-entry or termination shall be considered or construed to be a forcible entry.

(d) The exercise by Landlord of any one or more of the rights and remedies provided in this lease shall not prevent the subsequent exercise by Landlord of any one or more of the other rights and remedies herein provided. All remedies provided for in this lease are cumulative and may, at the election of Landlord, be exercised alternatively, successively, or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

Section 7.02 Insolvency or Bankruptcy.

The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, which appointment is not dismissed within sixty (60) days thereafter, or any general assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall, at Landlord’s option, constitute a breach of this lease by Tenant. Upon the happening of any such event or at any time thereafter, this lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

Section 7.03 Late Payments.

Tenant shall pay, as a late charge in the event any installment of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment or any other charge owed by Tenant hereunder is not paid within ten (10) days after written notice by Landlord to Tenant that such sum is past due (however, in the event of Tenant’s failure to pay Base Rental, Tenant’s Forecast Additional Rental, or Tenant’s Additional Rental when due, Landlord shall not be obligated to notify Tenant more than twice in any twelve (12) month period and thereafter, such late fee shall accrue if Tenant fails to pay any of such sums when due hereunder), the greater of $100.00 or an amount equal to three percent (3%) of the amount due for each and every thirty (30) day period that said amount remains unpaid (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity.

Section 7.04 Attorneys’ Fees.

In the event Landlord or Tenant defaults in the performance of any of the terms, agreements or conditions contained in this lease and the non-defaulting party places the enforcement of this lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or file suit upon the same, the non-prevailing party in such action shall be obligated to reimburse the prevailing party for all reasonable, actual attorney’s fees and expenses incurred by the prevailing party in connection with such action; provided, however, in no event shall either party be entitled to recover attorneys’ fees under O.C.G.A. § 13-1-11 and to the extent a party would be entitled to recover additional attorneys’ fees under such section, such party hereby waives such right.

Section 7.05 Waiver of Homestead.

Tenant hereby waives and renounces all homestead or exemption rights which Tenant may have under or by virtue of the Constitutions and Laws of the United States, the State of Georgia, and any other State as against any debt or sum Tenant may owe Landlord under this lease and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Tenant to Landlord hereunder.

Section 7.06 No Waiver of Rights.

No failure or delay of either party to exercise any right or power given it herein or to insist upon strict compliance by the other party of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof or any right either party has herein to demand strict compliance with the terms hereof by the other party. No waiver of any right of either party or of any default by either party on one occasion shall operate as a waiver of any of the other party’s rights or of any subsequent default. No express waiver shall affect any condition, covenant, rule, or regulation other than the one specified in such waiver and then only for the time and in the manner specified in such waiver. No person has or shall have any authority to waive any provision of this lease unless such waiver is expressly made in writing and signed by an authorized officer of the party against whom such waiver is asserted.

Section 7.07 Holding Over.

In the event of holding over by Tenant after expiration or termination of this lease without the written consent of Landlord, Tenant shall pay as liquidated damages, solely for such holding over, 150% of all rent (including, without limitation, all Base Rental, Tenant’s Forecast Additional Rental and Tenant’s Additional Rental Adjustment) as would have been payable if this lease had not so terminated or expired for the entire holdover period. No holding over by Tenant after the term of this lease shall be construed to extend this lease. In the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord shall have leased all or any part of the Premises effective upon the termination of this lease, so long as Landlord promptly notifies Tenant upon the execution of any such lease of the date on which Landlord must deliver the Premises to the new tenant. Any holding over with the express written consent of Landlord shall thereafter constitute this lease to be a lease from month to month at a Base Rental, Tenant’s Forecast Additional Rental, and all other sums required to be paid by Tenant prior to the expiration or termination of this lease as may be agreed to by Landlord and Tenant, but in no event less than the amounts that Tenant was paying at the end of the term.

Section 7.08 Subordination.

Landlord hereby represents and warrants to Tenant that the only holder of a mortgage or deed to secure debt with respect to the Building is Wachovia Bank, N.A. (“Wachovia”). Subject to execution by Landlord, Tenant and the holder of the SNDA (defined below) in the form described below, Tenant agrees that the rights of Tenant under this lease will be subject and subordinate to each ground or land lease now or hereafter covering all or any part of the Land and to each mortgage or deed to secure debt which may now or hereafter encumber the Project and/or the Land, as well as to all renewals, modifications, consolidations, replacements and extensions thereof in a written form reasonably acceptable to the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt. Tenant expressly recognizes and agrees that the lessor under any such ground or land lease and the holder of any such mortgage or deed to secure debt or any of their successors or assigns or any other holder of such instrument may sell the Project or the Land in the manner provided for by law or in such instrument; and further, such sale may be made subject to this lease. In the event of the enforcement by the lessor under any such ground or land lease or the grantee under any such mortgage or deed to secure debt of the remedies provided for by law or by such land or ground lease, mortgage or deed to secure debt, Tenant will, upon request of any person or party succeeding to the interest of said lessor or grantee, as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or provisions of this lease. Subject to the terms of the executed SNDA entered into by the parties, upon request by such successor in interest, Tenant shall execute and deliver an instrument or instruments confirming the attornment herein provided for in a form reasonably acceptable to such successor in interest so long as such form is consistent with this lease and the executed SNDA and so long as such successor acknowledges all of Tenant’s rights under the lease in a manner consistent with the executed SNDA. As a condition precedent to Tenant’s obligations under this lease, Landlord and Tenant shall execute, and Landlord shall cause Wachovia to execute and deliver within ten (10) business days after full execution of this lease, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit K and by this reference made a part hereof (“SNDA”). In addition, Tenant’s agreement to subordinate to any future mortgage, deed of trust or ground lease shall be subject to the execution and delivery of a subordination non-disturbance and attornment agreement by Landlord, Tenant and each holder of a mortgage or deed of trust or ground lease, as the case may be, which may hereafter affect the Building either in form and substance substantially similar to the form attached hereto as Exhibit K or if not substantially similar, then in form and substance reasonably satisfactory to all parties thereto; otherwise, this lease shall be superior to any such future mortgage or deed of trust or ground lease.

Section 7.09 Estoppel Certificate or Three-Party Agreement.

In connection with any sale or refinancing by Landlord or its successor-in interest or in connection with any assignment of this lease or Landlord’s ownership entity or upon the request by any lender of Landlord or mortgagee of the Project, Tenant agrees within ten (10) business days following request by Landlord (a) to execute, acknowledge and deliver to Landlord and any other persons specified by Landlord, a certificate or three-party agreement among Landlord, Tenant and/or any third party dealing with Landlord, certifying (to the extent true, and noting the exceptions to all of such certifications) (i) Tenant is in possession of the Premises and has unconditionally accepted it; (ii) Tenant is currently paying all rent specified in the lease and rent has been paid through a date certain; (iii) the lease is unmodified and in full force and effect (or if there have been modifications the lease is in full force and effect as modified and stating the modifications by date.); (iv) there are no defaults by Landlord under the lease and Tenant has no defenses or offsets to any rent becoming due to the Landlord under the lease; (v) the Tenant has not assigned its interest in the lease or sublet any portion of the Premises (or describing any such then effective assignments or subleases); (vi) the Tenant has received no notice of any prior assignment, sale or pledge of the lease or rents thereunder; (vii) the Tenant has no right of first refusal or option to purchase the Building; (viii) there are no other agreements, whether written or oral, between the Landlord and Tenant with respect to the lease; (ix) Tenant has no right or option to cancel the lease prior to its stated expiration date other than upon a default by the Landlord under the lease or, where so provided in the lease arising from a casualty or condemnation; (x) Tenant has no expansion rights or rights of first refusal with respect to leasing additional space except as expressly provided in the lease; (xi) upon receipt of written notice from the holder of a mortgage or a deed to secure debt on the property that the Landlord is in default under its loan and requesting the Tenant to pay all rent to the mortgagee, the Tenant will pay all rent directly to the mortgagee; and (xii) such other matters about the factual status of this lease as may reasonably be requested by Landlord, or Landlord’s mortgagee or prospective purchaser. Tenant’s failure to deliver such certificate or three-party agreement within such ten (10) business day period shall be conclusive upon Tenant as to the matters set forth therein except as to matters of which Landlord has actual knowledge that are factually incorrect. Such certificate may be relied upon by Landlord, Landlord’s mortgagee or any prospective purchaser of the Building.

ARTICLE VIII

Section 8.01 Sublease or Assignment by Tenant.

(a) Except as permitted in Subsection 8.01(i) below, Tenant shall not, without the Landlord’s prior written consent, which consent shall not be unreasonably withheld or conditioned (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law, or otherwise) this lease or any interest hereunder; (ii) allow any lien to be placed upon Tenant’s interest hereunder; (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by any one other than Tenant. Any attempt to consummate any of the foregoing without Landlord’s consent shall be of no force or effect. For purposes hereof, the transfer of the ownership or voting rights in a controlling interest of the voting stock of Tenant (if Tenant is a corporation) or the transfer of a general partnership interest or a majority of the limited partnership interest in Tenant (if Tenant is a partnership), at any time throughout the term of this lease, shall be deemed to be an assignment of this lease. Tenant shall be entitled to assign this lease or sublet all or any portion of the Premises to an existing tenant or tenant prospect of Landlord, subject to Landlord’s prior written consent, which shall not be unreasonably withheld or conditioned.

(b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the term of this lease Tenant desires to sublet all or any portion of the Premises or assign all or any portion of Tenant’s interest in this lease, Tenant shall notify Landlord in writing (hereinafter referred to in this Section 8.01 as the “Notice”) of the terms of the proposed subletting or assignment, the identity of the proposed sublessee or assignee, the area proposed to be sublet or covered by the assignment (hereinafter referred to as “Sublet Space”), and such other information as Landlord may request to evaluate Tenant’s request to sublet or assign. Landlord shall then have the option (i) to sublet the Sublet Space from Tenant as provided in subsection (c) hereof at the same Base Rental and Tenant’s Additional Rental as Tenant is required to pay to Landlord under this lease for the Sublet Space, (ii) to terminate this lease as to the Sublet Space as provided in subsection (d) hereof but only if the term for such Sublet Space is for substantially all of the remainder of the term of this lease (i.e., the sublease for the Sublet Space terminates within the last year of the term of this lease), or (iii) to allow the proposed sublease or assignment subject only to the final review for approval as provided in subsection (e) hereof. Landlord’s option to sublet, to terminate, or to allow the proposed sublease or assignment subject to final review, as the case may be, shall be exercisable by Landlord in writing within a period of twenty (20) calendar days after receipt of the Notice and any failure by Landlord to exercise any of such options within said twenty (20) day period shall be deemed to constitute the election of option (iii) above.

(c) In the event Landlord exercises the option to sublet the Sublet Space pursuant to Landlord’s options set forth above, the term of the subletting from the Tenant to Landlord shall be the term set forth in the Notice (which shall not be longer than the then current term of this lease unless Landlord expressly agrees in writing that any extension or renewal option contained in this lease will apply to such Sublet Space) and shall be on such terms and conditions as are contained in this lease to the extent applicable, except that the Landlord shall have the right to further sublet the Sublet Space freely and without any consent or approval from Tenant and upon such terms and for such rent as Landlord shall agree upon in its sole and absolute discretion.

(d) If Landlord elects and is entitled to terminate this lease pursuant to Landlord’s options set forth above, then this lease shall terminate as to the Sublet Space on the date set forth in Landlord’s notice to Tenant, which date shall be no less than thirty (30) days and no more than ninety (90) days after the date of such notice. If the Sublet Space does not constitute the entire Premises and Landlord is entitled to and Landlord exercises its option to terminate this lease with respect to the Sublet Space, as to that portion of the Premises which is not part of the Sublet Space, this lease shall remain in full force and effect except that Base Rental, Tenant’s Forecast Additional Rental, and Tenant’s Additional Rental shall be calculated on the difference between the net rentable area prior to such termination and the net rentable area of the Sublet Space.

(e) If Landlord consents, or is deemed to have consented to the proposed sublease or assignment subject to final review, Tenant shall submit to Landlord, within ninety (90) calendar days after receipt of Landlord’s consent (or the expiration of said twenty (20)-day period if Landlord fails to respond), a copy of the proposed sublease or assignment, which sublease or assignment must provide for the assumption of all of Tenant’s obligations under this lease (except rent or other obligations modified by any sublease), and such additional information concerning the business, reputation and credit-worthiness of the proposed sublessee or assignee as shall be sufficient to allow Landlord to form a commercially reasonable judgment with respect thereto. Landlord agrees not to unreasonably withhold its approval of any proposed sublease or assignment to any proposed tenant or subtenant whose proposed use of the Premises (or portion thereof) is consistent with and comparable to the use of other Class “A” office buildings in the Perimeter Center submarket of Atlanta, Georgia. In the event Landlord fails to approve or disapprove any such sublease or assignment within ten (10) business days after Landlord’s receipt of such submission from Tenant, such sublease or assignment shall be deemed to be approved. Further, if Landlord approves any proposed sublease or assignment, Landlord shall receive from Tenant as additional rent hereunder fifty percent (50%) of any rents or other sums received by Tenant pursuant to said sublease or assignment in excess of the rentals payable to

Landlord by Tenant under this lease with respect to the Sublet Space (after deducting all of Tenant’s reasonable costs associated therewith, including market brokerage fees, reasonable attorneys’ fees, free rent, lease takeover payments, moving allowances, and the reasonable cost of remodeling or otherwise improving the Premises or providing an improvement allowance for said sublessee or assignee), as such rents or other sums are received by Tenant from the approved sublessee or assignee. Following any event of default by Tenant which is not cured within the applicable cure period and while such event of default remains uncured, Landlord may require that any rent or other sums paid by a sublessee or assignee be paid directly to Landlord. If Landlord approves in writing the proposed sublessee or assignee and the terms of the proposed sublease or assignment, but a fully executed counterpart of such sublease or assignment is not delivered to Landlord within sixty (60) calendar days after the date of Landlord’s written approval, then Landlord’s approval of the proposed sublease or assignment shall be deemed null and void and Tenant shall again comply with all the conditions of this Section 8.01 as if the Notice and options hereinabove referred to had not been given, received or exercised. Prior to its execution, Landlord shall have the right to approve the form of the sublease or assignment, but such approval shall not be unreasonably withheld or conditioned and Landlord will respond, in writing, to the submitted form within ten (10) business days or Landlord will be deemed to have approved the submitted form. If Landlord fails to approve the form of sublease or assignment or the sublessee or assignee, Tenant shall have the right to submit amended forms or other sublessees or assignees to Landlord to review for approval.

(f) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Premises, no sublessee or assignee (other than Permitted Transferees (as defined below)) may exercise any expansion option, right of first refusal option, or renewal option under this lease except in accordance with a separate written agreement entered into directly between such sublessee or assignee and Landlord, except for any sublessee or assignee which subleases or takes an assignment of at least 100,000 rentable square feet of the Premises and the transfer of such rights is approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

(g) Notwithstanding the giving by Landlord of its consent to any subletting, assignment or occupancy as provided hereunder or any language contained in such lease sublease or assignment to the contrary, (i) unless expressly agreed, in writing, at the time in question, Tenant shall not be relieved of any of Tenant’s obligations or covenants under this lease and Tenant shall remain fully liable hereunder, and (ii) no such sublease or assignment shall be effective if it shall violate any provision of the Employee Retirement Income Security Act of 1974 (ERISA). If Landlord determines, based upon the information about the proposed subtenant, assignee or other occupant, that such transfer may result in a violation of ERISA, then Landlord shall be provided an additional twenty (20) days from its receipt of the relevant information regarding such entity to confirm whether or not a violation will result from such transfer. If Landlord fails to notify Tenant within such additional 20-day period as to whether such transfer will violate the provisions of ERISA, Tenant shall not be bound by this provision; provided, however, if any of the information furnished to Landlord changes, then Landlord shall have the same rights and time periods to review such new information from an ERISA standpoint as set forth above. Further, any sublease or other agreement for the use, occupancy or utilization of the Premises shall not provide for any rental or other payment based in whole or in part on the income or profits derived by such subtenant or other party from the Premises other than upon an amount based on a fixed percentage or percentages of receipts or sales. Any such purported sublease or other agreement for occupancy of the Premises which violates this covenant shall be void and ineffective.

(h) If, with the consent of the Landlord, the Premises or any part thereof is sublet or occupied by other than Tenant or this lease is assigned, Landlord may, after an event of default by Tenant which is not cured within the applicable cure period and until such event of default is cured by Tenant, collect rent from the subtenant, assignee or occupant, and apply the net amount collected to the Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, and any other sums herein reserved. No such subletting, assignment, occupancy, or collection shall be deemed (i) a waiver of any of Tenant’s covenants contained in this lease, (ii) a release of Tenant from further performance by Tenant of its covenants under this lease unless expressly agreed, in writing, at the time in question or except as provided in subparagraph (i) below, or (iii) a waiver of any of Landlord’s other rights hereunder.

(i) Notwithstanding any provision to the contrary, Tenant may assign this lease or sublet the Premises without Landlord’s consent (i) to any corporation or other entity that controls, is controlled by or is under common control with Tenant; (ii) to any corporation or other entity resulting from a merger, acquisition, consolidation or reorganization of or with Tenant; (iii) in connection with the sale of all or substantially all of the assets of Tenant (all such transfers, assignments and subleases collectively hereinafter referred to as “Permitted Transfers” and all such transferees, assignees and sublessees are collectively hereinafter referred to as “Permitted Transferees”), so long as Tenant provides evidence to Landlord in writing that such assignment or sublease complies with the criteria set forth in (i), (ii) or (iii) above and provided such assignee, subtenant or successor-in-interest expressly assumes Tenants’ obligations and liabilities hereunder. No such assignment, sublease or transfer, however, shall release Tenant from any covenant, liability or obligation under this lease; provided, however, if Tenant assigns all or a portion of this lease to an entity that meets the Financial Metrics I Criteria, then Tenant shall be released from any further liability hereunder with respect to the portion of the lease so assigned.

(j) In the event Tenant requests that Landlord consider a sublease or assignment hereunder, Tenant shall pay to Landlord (i) Landlord’s reasonable attorneys’ fees actually incurred in connection with the consideration of such request not to exceed $1,500 per transfer and (ii) all other reasonable fees and costs actually incurred by Landlord in connection with the consideration of Tenant’s request for each transfer.

Section 8.02 Assignment by Landlord.

Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder, in the Project, the Land and all other property referred to herein, and in such event and upon such transfer and the express written assumption by the transferee of all Landlord’s obligations, duties and liabilities arising from and after the date of transfer (any such transferee to have the benefit of, and be subject to, the provisions of Sections 8.03 and 8.04 hereof) no further liability or obligation shall thereafter accrue against Landlord hereunder, but Landlord shall not be released from any duties, obligations or liabilities accruing prior to the date of transfer or arising out of events that occur prior to the date of transfer, unless such duties, obligations, or liabilities are expressly assumed by Landlord’s transferee.

Section 8.03 Peaceful Enjoyment.

Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Premises, subject to the other terms hereof, provided that no uncured event of default by Tenant exists under this lease following giving of notice and the expiration of the applicable cure period. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this lease shall be binding upon Landlord and its successors only with respect to breaches occurring during the ownership of the Landlord’s interest hereunder.

Section 8.04 Limitation of Landlord’s Personal Liability.

Tenant specifically agrees to look solely to Landlord’s interest in the Project, the rent and other income derived therefrom after the date of any judgment against Landlord, casualty insurance proceeds or condemnation awards not used for restoration and any proceeds of sale of the Project for the recovery of any monetary judgment against Landlord, it being agreed that Landlord (and its partners and shareholders) shall never be personally liable for any such judgment, except to the extent of the sources of funds described above. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord’s successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

/s/ Illegible	(Landlord’s Initials)	/s/ Illegible	(Tenant’s Initials)

Section 8.05 Force Majeure.

Landlord and Tenant (except with respect to the payment of Base Rental, Tenant’s Forecast Additional Rental, Tenant’s Additional Rental Adjustment, the Tenant Improvement Allowance, or any other monetary obligation of either Landlord or Tenant under this lease, including any obligations arising pursuant to Exhibit D hereto) shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this lease when prevented from so doing by a cause or causes beyond the Landlord’s or Tenant’s (as the case may be) control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God, or any other cause not within the reasonable control of Landlord or Tenant (as the case may be); provided, however, that any delay or prevention caused by Landlord Delay (defined in Exhibit D) shall be deemed to be due to a cause or causes within Landlord’s control.

ARTICLE IX

Section 9.01 Notices.

Any notice or other communications required or permitted to be given under this lease must be in writing and shall be effectively given or delivered if hand delivered to the addresses for Landlord and Tenant stated above or if sent by certified or registered United States Mail, return receipt requested, or by reputable overnight carrier to said addresses. Any notice mailed or sent by overnight courier shall be deemed to have been given upon receipt or refusal thereof. Notice effected by hand delivery shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice thereof in accordance with the provisions of this Section 9.01. Additionally, Tenant agrees to send copies of all notices required or permitted to be given to Landlord to Five Ravinia Drive, Atlanta, Georgia 30346-2102, Attention: Project Officer and to each lessor under any ground or land lease covering all or part of the Land and each holder of a mortgage or deed to secure debt encumbering the Project and/or the Land that notifies Tenant in writing of its interest and the address to which notices are to be sent. A copy of any notice to Tenant shall also be sent to HomeBanc Mortgage Corporation, 5555 Glenridge Connector, Suite 800, Atlanta, Georgia 30342, Attention: General Counsel, prior to the Commencement Date, and to the Premises, Attention: General Counsel, after January 1, 2004. Notices may be given by counsel for the respective party.

Section 9.02 Miscellaneous.

(a) This lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant’s assigns. Where appropriate the pronouns of any gender shall include the other gender, and either the singular or the plural shall include the other.

(b) All rights and remedies of Landlord and Tenant under this lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This lease is declared to be a Georgia contract, and all of the terms hereof shall be construed according to the laws of the State of Georgia.

(c) This lease may not be altered, changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this lease shall not be construed against or in favor of a party hereto merely because such party is the “Landlord” or the “Tenant” hereunder or such party or its counsel is the draftsman of this lease.

(d) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this lease. Likewise, if Landlord is a corporation, partnership or other entity, Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Directors or partners and its lender, Wachovia Bank, N.A.) for the execution, delivery and performance of this lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this lease.

(e) If any term or provision of this lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this lease shall be valid and shall be enforceable to the extent permitted by law.

(f) Time is of the essence in this lease agreement.

(g) This lease agreement shall not convey any leasehold estate from Landlord to Tenant. Landlord and Tenant hereby agree that this lease creates only the interest of a usufruct in Tenant which may not be levied upon or assigned without Landlord’s permission.

(h) Landlord and Tenant warrant and represent to the other that it has not dealt with any real estate broker and/or salesman (other than Hines Properties, Inc. (“Hines”) who represented Landlord and Equis Corporation who represented Tenant) in connection with the negotiation or execution of this lease and no such broker or salesman has been involved in connection with this lease, and each party agrees to defend, indemnify and hold harmless the other party from and against any and all costs, expenses, attorneys’ fees or liability for any compensation, commission and charges claimed by any real estate broker and/or salesman (other than the aforesaid brokers) due to acts of such party or such party’s representatives.

(i) The obligation of Tenant to pay rent and other monetary obligations provided to be paid by Tenant under this lease and the obligation of Tenant to perform Tenant’s other covenants and duties under this lease constitute independent, unconditional obligations of Tenant to be performed at all times provided for under this lease, save and except only when an abatement thereof or reduction therein is expressly provided for in this lease and not otherwise, and Tenant acknowledges and agrees that in no event shall such obligations, covenants and duties of Tenant under this lease be dependent upon the condition of the Premises or the Project, or the performance by Landlord of its obligations hereunder.

(j) Neither Landlord nor Tenant shall record this lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

(k) This lease shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

(l) This lease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts shall together constitute one and the same instrument. Tenant acknowledges, accepts and agrees that the Landlord’s execution of this lease and initialing of Section 8.04 of this lease shall be made by two (2) separate individuals, whose signatures and initials will be made in counterparts, each of which when so executed and delivered shall be deemed an original and when taken together shall constitute one signature and a complete set of initials on behalf of the Landlord.

(m) Tenant agrees that if it leases the lobby portion of the Building consisting of approximately 6,400 square feet of net rentable area (the “Lobby Space”), it will keep the lights turned on in the Lobby Space during the Building Operating Hours and maintain sufficient furniture, furnishings, and equipment therein to give the appearance that the Lobby Space is continuously being occupied and used as functioning office space.

IN WITNESS WHEREOF, the parties hereto have executed and sealed this lease as of the date aforesaid.

TENANT

HOMEBANC MORTGAGE CORPORATION,
a Delaware corporation

By:	/s/ David A. Robinson

David A. Robinson
Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LANDLORD

PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership

By:	Perimeter Summit Realty LLC, a Delaware limited liability company, as General Partner

	By:	/s/

Name:

Title:

By:	Hines 2002 Summit Associates Limited Partnership, a Texas limited partnership, as General Partner

	By:	Hines Interests Limited Partnership, a Delaware limited partnership, as Sole General Partner

		By:	Hines Holdings, Inc., a Texas corporation, as General Partner

			By:	/s/ C. Kevin Shannahan

C. Kevin Shannahan
Executive Vice President

EXHIBIT A

DESCRIPTION OF LAND

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 329 of the 18th Land District of DeKalb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a 1/2 inch iron pin set at the point of intersection of the northwesterly right-of-way line of Parkside Place (a public road of varying right-of-way width) and the southeasterly right-of-way line of Lake Hearn Drive (a public road of varying right-of-way width) according to that certain final plat of Lake Hearn Drive Widening, as recorded in Plat Book 101, page 88, DeKalb County, Georgia Records; thence run along the southeasterly right-of-way line of Lake Hearn Drive the following three (3) courses and distances and following the curvature thereof: (1) South 66 degrees 41 minutes 26 seconds West a distance of 218.33 feet to a 1/2 inch iron pin set; (2) along the arc of a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet to a 1/2 inch iron pin set (said arc being subtended by a chord of South 49 degrees 16 minutes 40 seconds West and being 24.52 feet in length); and (3) South 48 degrees 06 minutes 28 seconds West a distance of 484.93 feet to a 1/2 inch iron pin set at the northeast corner of Development Parcel II and the southwesterly boundary line of property now or formerly owned by Hewlett Packard Company, said iron pin set being the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING, as thus established, thence leaving the southeasterly right-of-way line of Lake Hearn Dive, run along the southwesterly boundary line of the aforesaid Hewlett-Packard Company property South 45 degrees 06 minutes 17 seconds East a distance of 413.53 feet to a 1/2 inch iron pin set located on the northwesterly right-of-way line of Summit Boulevard (a private roadway of varying right-of-way width and f/k/a Perimeter Summit Boulevard); thence leaving the southwesterly boundary line of the aforesaid Hewlett-Packard property, run along the northwesterly right-of-way line of Summit Boulevard South 44 degrees 53 minutes 36 seconds West a distance of 300.00 feet to a 1/2 inch iron pin set located on the northeasterly boundary line of property now or formerly owned by the Development Authority of DeKalb County, Georgia; thence leaving the northwesterly right-of-way line of Summit Boulevard, run along the northeasterly boundary line of the aforesaid Development Authority property North 45 degrees 06 minutes 24 seconds West a distance of 430.25 feet to a 1/2 inch iron pin set located on the southeasterly right-of-way line of Lake Hearn Drive; thence leaving the northeasterly boundary line of the aforesaid Development Authority property, run along southeasterly right-of-way line of Lake Hearn Drive the following two (2) courses and distances and following the curvature thereof: (1) along a curve to the right having a radius of 2,096.71 feet and an arc length of 25.09 feet to a 1/2 inch iron pin set (said arc being subtended by a chord of North 47 degrees 49 minutes 22 seconds East and being 25.09 feet in length); and (2) North 48 degrees 06 minutes 28 seconds East a distance of 275.39 feet to a 1/2 inch iron pin set, said iron pin set being the TRUE POINT OF BEGINNING.

The above-described property contains 2.9061 acres (126,588 square feet) and is shown on and designated as “Development Parcel II” according to that certain ALTA/ACSM Land Title Survey prepared for Perimeter Summit Parcel 2 Limited Partnership, Brian Realty Corporation, Hewlett-Packard Company, Wachovia Bank, N.A. and First American Title Insurance Company by Valentino & Associates, Inc. Land Surveyors (Glenn A. Valentino, G.R.L.S. No. 2528), dated March 29, 2000, last revised June 26, 2001, which Survey is incorporated herein and by this reference made a part of this description.

A-1

EXHIBIT A-l

DESCRIPTION OF PERIMETER SUMMIT

PERIMETER SUMMIT - ENTIRE TRACT 83.108 ACRES

ALL THAT TRACT OR PARCEL of land lying and being in Land Lots 329 & 330, 18th District, DeKalb County, Georgia, as shown on that survey of Perimeter Summit by Watts & Browning Engineers, Inc., G.M. Gillespie, Georgia Registered Land Surveyor No. 2121, dated March 31, 1993, recorded at Plat Book 95, Pages 103 and 104, DeKalb County, Georgia Superior Court Records, said plat being incorporated herein by reference, and being more completely described as follows:

To find the TRUE POINT OF BEGINNING, begin at an iron pin placed at the intersection of the southwestern right-of-way of Ashford-Dunwoody Road (100 foot right-of-way) and the southern right-of-way of Lake Hearn Drive (where the southern right-of-way of Lake Hearn Drive flares into Ashford-Dunwoody Road); thence north 79 degrees 45 minutes 23 seconds west 17.67 feet along the southern right-of-way of said flare to a point; thence in a westerly and northwesterly direction along the southern right-of-way of Lake Hearn Drive (50 foot right-of-way at this point) along an arc of a curve to the right an arc distance of 146.15 feet (said arc being subtended by a chord having a bearing of north 83 degrees 40 minutes 50 seconds west, a length of 137.97 feet and a radius of 125.000 feet) to a point; thence north 50 degrees 11 minutes 08 seconds west along the southwestern right-of-way of Lake Hearn Drive 128.23 feet to an iron pin placed; thence in a northwesterly direction along the southwestern right-of-way of Lake Hearn Drive along an arc of a curve to the left an arc distance of 189.80 feet (said arc being subtended by a chord having a bearing of north 60 degrees 06 minutes 31 seconds west, a length of 188.85 feet and a radius of 547.958 feet) to an iron pin placed; thence north 70 degrees 00 minutes 12 seconds west along the southwestern right-of-way of Lake Hearn Drive 134.06 feet to a concrete monument found; thence north 74 degrees 16 minutes 41 seconds west along the southwestern right-of-way of Lake Hearn Drive 66.67 feet to a concrete monument found; thence south 82 degrees 09 minutes 58 seconds west along the southern right-of-way of Lake Hearn Drive 39.93 feet to a point and the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING and leaving said right-of-way, thence south 07 degrees 31 minutes 52 seconds east along property now or formerly owned by Hartford Real Estate Company 1270.40 feet to a point; thence south 58 degrees 26 minutes 14 seconds east along the northeastern right-of-way of a proposed connector road where said connector road flares into proposed Spring Mill Parkway 64.24 feet to a point on the northern right-of-way of said proposed Spring Mill Parkway; thence in an easterly direction along the northern right-of-way of the proposed said Spring Mill Parkway along an arc of a curve to the right an arc distance of 177.92 feet (said arc being subtended by a chord having a bearing of north 84 degrees 30 minutes 53 seconds east, a length of 176.87 feet and a radius of 470.05 feet) to a point; thence south 84 degrees 38 minutes 28 seconds east along the northern right-of-way of said proposed Spring Mill Parkway 229.37 feet to a point; thence in an easterly and northeasterly direction along the northwestern right-of-way of said proposed Spring Mill Parkway along an arc of a curve to the left an arc distance of 250.79 feet (said arc being subtended by a chord having a bearing of north 75 degrees 56 minutes 34 seconds east, a length of 246.02 feet and a radius of 370.04 feet) to a point; thence north 56 degrees 31 minutes 36 seconds east along the northwestern right-of-way

A-1-1

of said proposed Spring Mill Parkway 286.69 feet to a point located on the southwestern right-of-way of Ashford-Dunwoody Road (100 foot right-of-way at this point); thence south 29 degrees 02 minutes 22 seconds east along said southwestern right-of-way of Ashford-Dunwoody Road 63.63 feet to an iron pin placed; thence north 00 degrees 36 minutes 38 seconds east along the western right-of-way of Ashford-Dunwoody Road 40.43 feet to a point; thence south 29 degrees 02 minutes 22 seconds east along the southwestern right-of-way of Ashford-Dunwoody Road 81.96 feet to a point; leaving said right-of-way, thence south 56 degrees 31 minutes 36 seconds west 48.95 feet to a point; thence south 00 degrees 36 minutes 38 seconds west 325.83 feet to an iron pin found; thence north 89 degrees 38 minutes 45 seconds west a distance of 759.48 feet to an iron pin found on the eastern land lot line of Land Lot 329, the same being the western land lot line of Land Lot 330; thence south 08 degrees 32 minutes 00 seconds east along said land lot line 684.26 feet to an iron pin found at the southeastern corner of Land Lot 329, the same being the common corner of Land Lots 329, 328, 330 & 327; thence north 87 degrees 41 minutes 35 seconds west along the southern land lot line of Land Lot 329, the same being the northern land lot line of Land Lot 328, 1008.96 feet to an iron pin found; thence south 89 degrees 34 minutes 15 seconds west along said land lot line 936.00 feet, more or less, to a point located at the intersection of said land lot line and the centerline of a creek (the centerline of said creek being the property line), said point being hereinafter referred to as Point “A”; thence in a generally northwesterly direction along the centerline of said creek, and following the meanderings thereof, a distance of 1206.73 feet, more or less, to a point located at the intersection of the centerline of said creek and the southern right-of-way of Lake Hearn Drive (sixty foot right-of-way), said point being hereinafter referred to as Point “B” (Point “B” can also be located by commencing at Point “A” and running the following thirteen courses and distances: north 43 degrees 59 minutes 40 seconds west 77.52 feet to a point; north 68 degrees 20 minutes 16 seconds west 19.14 feet to a point; north 82 degrees 00 minutes 32 seconds west 27.01 feet to a point; north 76 degrees 53 minutes 15 seconds west 142.58 feet to a point; north 85 degrees 48 minutes 59 seconds west 35.30 feet to a point; north 59 degrees 58 minutes 33 seconds west 335.22 feet to a point; north 41 degrees 05 minutes 18 seconds west 145.73 feet to a point; north 74 degrees 09 minutes 17 seconds west 153.74 feet to a point; north 52 degrees 17 minutes 31 seconds west 124.23 feet to a point; north 38 degrees 13 minutes 01 seconds west 61.32 feet to a point; north 06 degrees 42 minutes 25 seconds west 36.94 feet to a point; north 06 degrees 20 minutes 21 seconds east 30.65 feet to a point; and north 06 degrees 20 minutes 21 seconds east 17.35 feet to Point “B”); thence north 87 degrees 58 minutes 04 seconds east along the southern right-of-way of Lake Hearn Drive 17.20 feet, more or less, to an iron pin found; continuing thence north 87 degrees 58 minutes 04 seconds east, along the southern right-of-way of said Lake Hearn Drive 419.92 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the left an arc distance of 200.09 feet (said arc being subtended by a chord having a bearing of north 70 degrees 19 minutes 37 seconds east, a length of 196.95 feet and a radius of 324.938 feet) to an iron pin placed; thence north 52 degrees 41 minutes 09 seconds east along the southeastern right-of-way of said Lake Hearn Drive 285.36 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the left an arc distance of 152.53 feet (said arc being subtended by a chord having a bearing of north 46 degrees 07 minutes 50 seconds east, a length of 152.20 feet and a radius of 666.595 feet) to an iron pin placed; thence north 39 degrees 34 minutes 30 seconds east along the southeastern right-of-way of said Lake Hearn Drive 371.42 feet to an iron pin placed; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the right an arc distance of 289.04 feet (said arc being subtended by a

A-1-2

chord having a bearing of north 43 degrees 29 minutes 13 seconds east, a length of 288.81 feet and a radius of 2116.716 feet) to a point; thence in a northeasterly direction along the southeastern right-of-way of said Lake Hearn Drive along an arc of a curve to the right an arc distance of 26.19 feet (said arc being subtended by a chord having a bearing of north 47 degrees 45 minutes 12 seconds east, a length of 26.19 feet and a radius of 2116.716 feet) to an iron pin placed; thence north 48 degrees 06 minutes 28 seconds east along the southeastern right-of-way of said Lake Hearn Drive 274.27 feet to a point; continuing thence north 48 degrees 06 minutes 26 seconds east along the southeastern right-of-way of said Lake Hearn Drive 401.66 feet to an iron pin found; thence north 48 degrees 07 minutes 51 seconds east along the southeastern right-of-way of said Lake Hearn Drive 47.99 feet to a nail found; thence north 66 degrees 41 minutes 26 seconds east along the southeastern right-of-way of Lake Hearn Drive (variable right-of-way) 399.83 feet to a concrete monument found; thence north 82 degrees 09 minutes 58 seconds east along the southern right-of-way of said Lake Hearn Drive 94.40 feet to the TRUE POINT OF BEGINNING, containing 83.108 acres, more or less.

A-1-3

EXHIBIT B

FLOOR PLAN

[GRAPHIC]

B-1

EXHIBIT C

BUILDING STANDARD

TENANT ALLOWANCE

I. In addition to the Tenant Improvement Allowance, the following describes the work Landlord has completed or will complete prior to the Effective Date at Landlord’s sole cost and expense, as part of the Base Building construction (“Base Building Condition”). All Base Building Condition improvements will be installed in accordance with the Construction Drawings and Specifications Prepared By TVS dated April 20, 2001 (the “Base Building CDs”).

1.	Floor Finishes.

Concrete floor slabs will be broom clean and flat to within an overall floor flatness value of 20 in accordance with the F-Number System and ready for Tenant’s carpet (as per ACI 117 Standards), except with respect to the lobby level, the floor is recessed 3” and shall be ready for Tenant’s tile/stone.

2.	Floor Loading.

Floor loads shall be per applicable codes and Base Building standards throughout. The floor load capacities for the Building are as set forth in the Base Building CDs.

3.	Wall and Column Finishes:

All core walls and perimeter columns will be drywalled, taped, floated, sanded, and ready to receive Tenant finishes. The four freestanding interior columns are unfinished.

4.	Other Perimeter Finishes.

Building perimeters will be fully finished including water proofing, insulation, glazing, metal finishing and glass cleaning on exterior.

Building standard window blinds will be installed prior to Tenant construction.

5.	Other Core Finishes.

Drinking fountains, janitor’s closets, electrical and mechanical rooms, bathrooms with sinks and toilets, fire exit stairwells and related areas shown on the Building plans to be finished to Building Standard condition. Landlord is to be responsible for all base Building conformance to ADA and all required zoning and code compliance, subject to Section 5.04 of this lease.

Specifically, the following will be completed:

A.	Ladies’ and men’s room complete.

B.	Telephone closets complete.

C.	Electrical closets complete with service and distribution panelboards and transformer 277/480 volt, and 110/208 volt.

D.	Core walls with finished drywall ready for paint.

E.	Drinking fountains (two per floor).

F.	Fire extinguisher cabinets.

G.	Exit signs (two per floor).

H.	Stained elevator lobby doors.

I.	Painted lobby elevator doors.

J.	Painted core corridor doors.

K.	Stained stairwell doors.

L.	Hardware and closers for all exit, stairwell and electrical/telephone doors and ladies’/ men’s toilets.

M.	Space clear of all pipes, base Building ductwork, etc., for ceiling height in accordance with the base Building plans.

N.	All pipe sleeves in beams and walls to be sealed where required by code.

O.	Fire and life safety requirements per county and state codes.

P.	Ground level public areas complete (elevator lobbies, landscaping, truck dock, fan room, etc.).

Q.	Mechanical, electrical, elevator, base Building systems, complete as shown on base Building plans.

R.	All general exhaust required by applicable laws.

6.	Ceiling.

2 foot by 2 foot exposed ceiling grid installed; ceiling tile stacked on the floor for installation by the Tenant (ceiling tiles currently stacked on the floor shall be at no additional cost to Tenant).

7.	Lighting.

2 foot by 4 foot 18 cell parabolic light fixtures stacked on the floor at a ratio of 1 fixture per 100 USF, for installation by the Tenant (light fixtures currently stacked on the floor shall be at no additional cost to Tenant).

8.	Electrical.

Electrical power is provided equaling four (4) watts per USF of 277/480 volt for lighting and two (2) watts per USF of 120/208 volt for equipment and receptacles.

9.	HVAC, Electrical and Mechanical.

(a) Summer conditions: The entire air conditioning system to maintain a 78 degrees Fahrenheit dry bulb temperature at 92 degrees Fahrenheit dry bulb outdoor temperature. This design is for all office and public spaces. Equipment and elevator machine rooms will maintain an 85 degree Fahrenheit dry bulb temperature.

(b) Winter conditions: The entire heating system for all spaces is to be maintained at 72 degrees Fahrenheit dry bulb temperature at 22 degrees Fahrenheit dry bulb outside temperature. Equipment and elevator machine rooms will maintain a 65 degree Fahrenheit dry bulb temperature.

(c) The heat, ventilation and air conditioning systems shall at all times provide outside air in a quantity of not less than 0.08 cubic feet per minute per square foot of floor area. The HVAC system shall be designed to maintain the above condition based upon internal heat loads of one person per 250 square feet and 4 watts per square foot of electrical demand load. After business hours HVAC shall be provided at Tenant’s request in accordance with Exhibit E to this lease.

10.	Sprinkler System.

Piping and semi-recessed sprinkler heads installed in accordance with National Fire Protection Association Pamphlets 13 and 14 (one head per 225 square feet). Tenant is responsible for relocating and adding sprinkler heads necessary for Tenant’s specific layout.

11.	Building Exit Stairs.

All wall conditions other than the underside of intermediate landings and stair runs shall be painted concrete and painted gypsum board. Intermediate rails and handrails will be per code. Stairwells have no ceilings.

“Usable Area” shall mean the gross usable area of the Premises as measured in accordance with BOMA standards.

12.	Changes.

Landlord reserves the right to modify the Base Building condition without Tenant’s consent so long as such changes do not materially adversely affect Tenant’s use and design of the Premises or any of the services to be provided under this lease or Tenant’s access to the Premises.

II.	Tenant Improvement Allowance:

Landlord agrees to provide to Tenant an allowance with respect to the Premises of a total of $31.00 per square foot of net rentable area of office space (not storage space) based on the number of square feet in the Premises as finally determined in accordance with Section 1.01(c) of this lease (the “Tenant Improvement Allowance”). Based on the projected number of rentable square feet in the Premises, the Tenant Improvement Allowance would be $4,393,289 (i.e., 141,719 rsf x $31.00 prsf = $4,393,289.00). The Tenant Improvement Allowance may be applied to the cost of all (i) space planning, (ii) Tenant Construction Documents, (iii) contractor costs, (iv) voice and data cabling, (v) moving related expenses, (vi) the purchase and installation of Tenant’s signage, (vii) the purchase of office equipment and furniture, and (viii) other tenant improvement costs, (collectively, the “Construction Costs”). Any unused portion of the Tenant Improvement Allowance shall be applied as a credit to the first installments of Base Rental coming due under this lease.

The Tenant Improvement Allowance shall be increased by the amount of the credit (if any) for the cost of any Base Building materials which Tenant elects not to use, which credit shall be determined based on the actual credit, if any, given to Landlord by third parties for such materials. Landlord agrees to use reasonable efforts to obtain such credits or savings as may be available.

III.	Supplemental Improvement Allowance.

Landlord hereby agrees to provide to Tenant an additional tenant improvement allowance equal to $642,281.00 (the “Supplemental Tenant Improvement Allowance”) with respect to the initial Premises. The Supplemental Tenant Improvement Allowance shall be considered part of the Tenant Improvement Allowance for all purposes under the lease and may be utilized by Tenant for Construction Costs, other tenant improvement costs or as an offset against Base Rental until fully utilized.

IV.	Tenant Improvement Allowance Payment:

Prior to commencement of construction of Tenant’s improvements to the Premises, Tenant shall furnish Landlord with an estimate of Tenant’s total Construction Costs as described in Exhibit D. If Tenant anticipates total Construction Costs are less than the Tenant Improvement Allowance, Landlord shall pay to Tenant (or if directed by Tenant, directly to Tenant’s contractor) the Tenant Improvement Allowance based on submission of an invoice by Tenant to Landlord no later than the 25th day of each month. Each invoice shall list Construction Costs Tenant has previously paid along with copies of each paid invoice and lien waivers from each entity for all costs paid up through the previous month’s payment. Landlord will pay Tenant by the 20th day of the following month for each Tenant invoice submitted in accordance with the terms of this paragraph. If the anticipated total Construction Costs are more than the

Tenant Improvement Allowance, Landlord shall pay a portion of each Tenant invoice, such portion being a fraction, the numerator of which is $31.00 per square foot of net rentable area and the denominator of which shall be the total amount of the anticipated Construction Costs calculated on a per square foot of net rentable area basis times the total amount of Construction Costs then invoiced by Tenant to Landlord. If Landlord fails to disburse the Tenant Improvement Allowance as and when due, and the parties are unable to resolve the reasons for Landlord’s failure within thirty (30) days of Landlord’s receipt of Tenant’s invoice, then Landlord and Tenant hereby agree that such disagreement shall be finally settled by binding arbitration pursuant to the Commercial Arbitration Rules then in effect of the American Arbitration Association (who shall administer such arbitration). The arbitrators shall determine the rights and obligations of the parties according to the terms and conditions of the lease and the applicable laws of the State of Georgia. The decision issued by the arbitrators pursuant to this provision shall be final and not subject to appeal. It is the intent of the parties that, barring extraordinary circumstances, any arbitration pursuant to this provision shall be concluded within sixty (60) days of the date such arbitration is first initiated by one or both of the parties. Landlord and Tenant shall each pay its own costs, including attorney fees, incurred in preparing for and participating in the arbitration proceeding and each shall pay one-half of the cost of the arbitrators. Any decision by the arbitrators shall be in writing, signed by the arbitrators and shall include the reasons for the decision. If as a result of such arbitration it is determined that Landlord owes such amount to Tenant and Landlord fails to make such payment within thirty (30) days of such decision, then the undisbursed amount(s) which is determined to be owed pursuant to such arbitration, together with interest at the rate of eight percent (8%) from the date Landlord was obligated to make the disbursement, may be offset by Tenant against the first installments of rent due under this Lease until fully recovered.

EXHIBIT D

CONSTRUCTION OF INITIAL LEASEHOLD IMPROVEMENTS

SCHEDULE OF CRITICAL DATES

The following is a schedule of certain critical dates relating to Landlord’s and Tenant’s respective obligations with respect to construction of the leasehold improvements for the Premises. These dates, the specific references (e.g. the “Construction Documents Delivery Date”) and the respective obligations of Landlord and Tenant are more fully described in II below.

All references to days mean calendar days, not working or business days.

Reference	Responsible Party	Due Date

“Landlord Premises Delivery Date”	Landlord	Effective Date

“Tenant Program/Space Plan Delivery Date”	Tenant	The dates selected by Tenant (the parties acknowledge such Plans shall be delivered in phases)

“Tenant Space Plan Final Review Date”	Landlord	Within 5 business days after Tenant delivers the Tenant Program/ Space Plan

“Tenant Construction Documents Delivery Date”	Tenant	The dates selected by Tenant after the Tenant Space Plan Final Review Date (the parties acknowledge such Construction Documents shall be delivered in phases)

“Tenant Construction Documents Review Date”	Landlord	Within 15 days after Tenant submits Tenant Construction Documents

“Tenant Construction Documents Revision Date”	Tenant	The date selected by Tenant after Tenant receives Landlord’s comments on Tenant Construction Documents

I.	LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

1.	Tenant shall inform Landlord of the architect which Tenant intends to employ to prepare the Tenant Construction Documents, and Landlord shall have the right to approve the proposed architect, which approval shall not be unreasonably withheld or conditioned. Landlord hereby approves Hendrick as the architect. Landlord will respond within five (5) business days to Tenant’s request for approval of any other architect. Tenant agrees to engage HESMA as the mechanical, electrical and plumbing engineer. The costs to engage HESMA shall be $0.50 per usable square foot for preparation of the Tenant Construction Documents and $0.15 per usable square foot (if required) for administrative costs relating to preparing and reviewing construction bids, plus HESMA’s actual out-of-pocket costs. Such amounts shall be paid from the Tenant Improvement Allowance.

2.	Tenant will deliver to Landlord no later than the Tenant Program/Space Plan Delivery Date the information described in IV below regarding Tenant’s desired leasehold improvements (such information being hereinafter called the “Tenant Program’), and Tenant will cause its architect to submit for Landlord’s review a space plan based on the Tenant Program (the “Space Plan”), which Space Plan will be used to prepare the Tenant Construction Documents (defined below).

3.	On or before the Tenant Space Plan Final Review Date, Landlord will advise Tenant of any required changes to the Tenant Space Plan. If Landlord requests revisions to the Tenant Space Plan, then Tenant will cause its architect to incorporate such changes in the Tenant Construction Documents. Landlord’s right to require any such changes shall be limited solely to changes required because Tenant’s Space Plan is not compatible with or adversely affects the Building structure, systems and other Base Building Conditions or because improvements contemplated by Tenant’s Space Plan will be visible from the exterior of the Premises and are of a type not customary for first-class office buildings.

4.	Tenant will cause its architect to prepare and deliver to Landlord no later than the Tenant Construction Documents Delivery Date a complete set of coordinated architectural, structural, mechanical, electrical and plumbing engineering construction drawings and specifications sufficient to obtain a building permit and competitive bids, including the information described in Section IV below (“Tenant Construction Documents”).

5.	On or before the Tenant Construction Documents Review Date, Landlord will review the Tenant Construction Documents and shall notify Tenant of its approval of the Tenant Construction Documents or of any changes to the Tenant Construction Documents required by Landlord. Landlord’s right to disapprove the Tenant Construction Documents or to require any changes to the Tenant Construction Documents shall be limited to any items that are inconsistent with Tenant Space Plan (which was previously approved by Landlord) or which adversely affect the Building structure, systems or other Base Building Conditions or because improvements contemplated by the Tenant Construction Documents will be visible from the exterior of the Premises and are of a type not customary for first-class office buildings.

6.	Upon receipt of Landlord’s comments to the Tenant Construction Documents, Tenant will cause its architect to revise the Tenant Construction Documents to incorporate Landlord’s comments and shall resubmit the Tenant Construction Documents to Landlord on or before the Tenant Construction Documents Revision Date. Upon Landlord’s receipt of such revised Tenant Construction Documents, Landlord will have five (5) days within which to review same and provide any additional comments or revisions thereto, subject to the second sentence of paragraph 5 above.

7.	Tenant and all its contractors associated with Tenant Work shall comply with the requirements of the Tenant Development Manual, which shall be provided to Tenant and each contractor.

8.	Landlord shall not charge Tenant any fee or other charge for reviewing and approving Tenant’s Space Plan and the Tenant Construction Documents. In addition, Tenant will not be obligated to pay Landlord any construction management fee in connection with the coordination of the Tenant Work. Should Landlord desire to engage additional subcontractors not otherwise engaged by Tenant hereunder, the cost of such additional subcontractors shall be borne by Landlord.

III.	CERTAIN PROVISIONS RELATING TO CONSTRUCTION

1.	At least ten (10) business days prior to construction commencement, Tenant shall notify Landlord in writing of the contractor Tenant has selected (the “Outside Contractor”). The scope of the work to be performed by Tenant’s contractor will be the work shown in the approved Tenant Construction Documents (the “Tenant Work”). Tenant will select its contractor from the following list of Landlord approved contractors:

Holder

Cork-Howard

Warren-Hanks

Malone

Humphreys

2.

It shall be Tenant’s responsibility to ensure that the Outside Contractor shall (i) conduct its work in such a manner so as not to unreasonably interfere with any other construction occurring on or in the Building or the Premises; (ii) comply with the rules and regulations relating to the construction activities in or on the Building, and such other reasonable rules and regulations, as may be promulgated from time to time by Landlord; (iii) maintain such insurance in force and effect as may be reasonably requested by landlord or as required by applicable law; and (iv) be responsible for reaching agreement with Landlord as to the terms and conditions for all Outside Contractor items relating to conducting its work, including but not limited to those matters relating to storage of materials and access to the Premises. As a condition precedent to the Outside Contractor commencing Tenant’s Work, Tenant and the Outside Contractor shall deliver to Landlord such confirmation as may be reasonably requested by Landlord to evidence the Outside Contractor’s compliance or agreement to comply with the provisions of this Paragraph

(2). Landlord retains the right to make periodic inspections to assure conformity with the rules and regulations and with the plans and specifications. Landlord shall act reasonably and cooperate with the Outside Contractor to allow Outside Contractor to perform the Tenant Work expeditiously and in harmony with the work being conducted in any portion of the remainder of the Project. Landlord shall also provide Tenant and Outside Contractor electricity, water, elevator service and HVAC service throughout the performance of the Tenant Work at no charge to Tenant or Outside Contractor. Tenant and Outside Contractor shall also be entitled to access the Building loading dock and freight elevators, on a daily basis, subject to reasonable scheduling requirements, with Tenant being entitled to use of such facilities on at least a pro rata basis based on Tenant’s Percentage Share. Except as set forth in Paragraph 5 below, there shall be no charge to Tenant for use of the Building loading dock and the Building freight elevator.

3.	Tenant shall indemnify and hold harmless Landlord or any of Landlord’s contractors from and against any and all losses, damages, costs (including costs of suits and attorneys’ fees), liabilities, or causes of action arising out of or relating to the work of the Outside Contractor, including but not limited to mechanics’, materialmen’s or other liens or claims (and all costs or expenses associated therewith) asserted, filed or arising out of any such work. All materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises are hereby charged with notice that they must look solely to Tenant for payment for same. Without limiting the generality of the foregoing, Tenant shall repair or cause to be repaired at its expense all damage caused by the Outside Contractor, its subcontractors or their employees. Any costs incurred by Landlord to repair any damage caused by the Outside Contractor or any costs incurred by Landlord in requiring the Outside Contractor’s compliance with the rules and regulations in Paragraph 2(ii) above will become the obligation of Tenant under this lease.

4.	Outside Contractor shall be provided complete access to the Premises 24 hours per day, 7 days per week beginning on the Effective Date and continuing until the Tenant Work is complete, subject to Landlord’s right to close the Building in the event of a casualty or other emergency. Landlord any Tenant will cooperate in good faith to document any deficiencies or incomplete items relative to the Premises so as not to cause any delay in work of the Outside Contractor.

5.	Notwithstanding the above, on and after the Effective Date, Landlord shall make available to Tenant the Building’s permanent freight elevator for Tenant’s Outside Contractor’s use upon the following conditions:

(a)	Use of the freight elevator shall be scheduled by Tenant’s Outside Contractor with Landlord’s representative.

(b)	Tenant shall not be charged for use of the freight elevator except as follows:

(i)	If any other tenant has employed a general contractor who is working in the Building at the same time Tenant is performing the Tenant Work, at Landlord’s option, Landlord may furnish an elevator operator for the freight elevator. Tenant shall reimburse Landlord for Landlord’s actual out-of-pocket expense for such elevator operator on a pro-rated basis with other contractors in the Building who are working for other tenants in the Building. Such pro-rated cost shall be based on the square footage under construction and shall be allocated among all tenants who are then utilizing contractors within the Building.

(ii)	If scheduled use of the freight elevator is canceled with less than 6 hours notice to the Landlord’s representative or not used, then the responsible contractor will be charged Landlord’s reasonable actual costs therefor.

6.	Landlord Delay. The Phase I Rent Commencement Date, Phase II Rent Commencement Date and Phase III Rent Commencement Date shall be extended on a day-for-day basis for each day that completion of the Tenant Work is actually delayed beyond the date which is fifteen (15) days prior to each such date (each being referred to as the “Completion Date”) (provided that the Outside Contractor’s approved construction schedule has a Completion Date of at least 15 days prior to the foregoing applicable Rent Commencement Date and if not, then the Completion Date shall be adjusted to match the number of days prior to each such Rent Commencement Date that is set forth in the Outside Contractor’s approved construction schedule), as a result of the acts or omissions of Landlord, its agents or employees (“Landlord Delay”), which shall include, without limitation, actual delays resulting from any of the following: (a) Landlord’s failure to respond to any submission of documents within the time period provided in Article I above or Landlord’s failure to respond, within five (5) business days, to any request by Tenant for Landlord’s consent (which consent shall not be unreasonably withheld or conditioned) to any change orders to the Tenant Construction Documents; provided, that, notwithstanding the foregoing, Landlord will have fifteen (15) days (as opposed to 5-business days) to respond to any material scope changes to the Tenant Construction Documents; (b) Landlord’s failure to provide services to Tenant during the performance of the Tenant Work, as provided in Paragraph 2 above, but subject to the limitations provided therein; (c) any material interference by Landlord with the reasonable performance of the Tenant Work; and (d) Landlord’s failure to provide Tenant access to the freight elevator and loading dock as required by Paragraphs 2 and 5 above. Notwithstanding the foregoing, any delay by Landlord which constitutes a Landlord Delay shall be offset by any delays caused by Tenant, its employees, agents and/or contractors, including, without limitation, the Outside Contractor. If the parties cannot reasonably agree upon whether an act or omission of Landlord, its agents or employees or an act or omission of Tenant, its agents, employees or contractors, including, without limitation, the Outside Contractor, actually resulted in the delay of completion of the Tenant Work, such determination shall be made by an independent general contractor generally in accordance with the arbitration process set forth in Section III of Exhibit C of the lease, which determination shall be final and binding on both parties.

IV.	INFORMATION REQUIRED ON TENANT DOCUMENTS

A. TENANT PROGRAM AND TENANT SPACE PLAN: The Tenant Program and the Tenant Space Plan shall be in the form and contain such detail as is customarily delivered by Hendrick to Landlord for construction of the size and type contemplated hereunder.

B. MINIMUM INFORMATION REQUIRED OF TENANT CONSTRUCTION DOCUMENTS:

The completed Tenant Construction Documents will include Architectural, Structural, Mechanical, Electrical, Plumbing and Fire Protection sheets, including specifications, details and elevations necessary to fully describe the leasehold improvements. The Tenant Construction Documents will be prepared, sealed and stamped by a State of Georgia registered architect and mechanical, electrical and plumbing engineers. The completed Tenant Construction Documents will be marked “For Construction.”

The standard size for all drawings will be 30” x 42”. Designers will include all information on the plan sheets so that users do not have to refer to separate specification booklets to obtain information. At a minimum, the Architectural and MEP Construction Documents will include the following information:

1. Floor Plan with the location and type of all partitions (1/8 = 1 ’ -0” scale).

2. Location and type of all doors with hardware and keying information provided (door and hardware schedule).

3. Location and type of glass partitions, windows and framing.

4. Location of telephone equipment room (note type of telephone system, square feet of mounting boards and HVAC and electrical requirements).

5. Critical dimensions necessary for construction.

6. Location of all Building Standard electrical items - outlets, switches, telephone outlets.

7. Reflected ceiling plan showing location and switching of all Building Standard lighting, exit signs, emergency lighting and life safety devices.

8. Location and type of all non-Building Standard electrical items, including lighting, security and data/voice communication work.

9. Location and type of equipment that will require special electrical requirements (i.e., dedicated circuits, data, GFI, etc.). Provide manufacturers specifications for use and operation.

10. Electrical panel schedule with total rated electrical design load calculation in watts.

11. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 pounds per square foot live load.

12. Requirement for any special air conditioning, ventilation or exhaust.

13. HVAC Reflected Ceiling Plan.

14. Mechanical equipment schedule indicating sizes, specifications and characteristics of all equipment.

15. Complete heating and cooling load calculation for all equipment.

16. Type and color of floor covering (including type of padding).

17. Location, type and color of wall covering.

18. Location, type and color of paint and all other finishes

19. Location and type of plumbing (including all fixtures).

20. Location and type of kitchen, pantry or coffee bar equipment, millwork and shelving.

21. All millwork and built-in equipment fully dimensioned.

22. Corridor entrance doors and frame, as well as work required in the adjacent corridor and elevator lobby.

23. Bracing or support of special walls, glass partitions, etc.

24. All connections to or modifications of the base Building mechanical, electrical, plumbing and fire protection systems.

25. All new mechanical, electrical and plumbing metering devices or systems.

EXHIBIT E

AIR CONDITIONING AND HEATING SERVICES

Subject to the provisions of Section 3.01 (b), Landlord will furnish Building Standard air conditioning and heating between 7 a.m. and 6 p.m. on weekdays (from Monday through Friday, inclusive) and between 8 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays as defined below (the “Building Operating Hours”) Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above) (“Overtime HVAC”), in which event Tenant shall reimburse Landlord for Landlord’s actual cost (i.e., not including any depreciation, management fees, or profit) of furnishing such services, which as of the date of this lease is $35.00 per hour per floor. Landlord agrees that if Tenant desires to purchase Overtime HVAC in advance for a bulk period (e.g., 6 months, 1 year), then the parties agree to work in good faith to agree upon a schedule of bulk rate pricing. Notwithstanding the foregoing, Landlord shall not charge Tenant for any Overtime HVAC from the Commencement Date through December 31, 2004.

The following dates shall constitute “Holidays” as said term is used in this lease:

(a)	New Year’s Day

(b)	Memorial Day

(c)	Independence Day

(d)	Labor Day

(e)	Thanksgiving Day

(f)	Friday following Thanksgiving Day

(g)	Christmas

(h)	Any other holiday generally recognized as such by landlords of office space in the Central Perimeter Submarket of Atlanta office market, as determined by Landlord in good faith.

If in the case of any holiday described in (a) through (g) above, a different day shall be observed than the respective day above-described, then that day which constitutes the day observed by national banks in Atlanta, Georgia on account of such holiday shall constitute the holiday under this lease.

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EXHIBIT F

BUILDING RULES AND REGULATIONS

1.	Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be used for the disposal of trash, be obstructed by tenants, or be used by tenants for any purpose other than entrance to and exit from the Premises and for going from one part of the Building to another part of the Building.

2.	Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures from misuse by a tenant shall be the liability of said tenant.

3.	Signs, advertisements, or notices visible from the Building elevators on multi-tenant floors or from outside the Building shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

4.	Movement in or out of the Building of furniture, office equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord shall reasonably designate. Landlord will determine the method and routing of said items so as to ensure the safety of all persons and property concerned. Advance written notice of intent to move such items must be made to the Building management office.

5.	All routine deliveries to a tenant’s premises during 8:00 a.m. to 5:00 p.m. weekdays shall be made through the freight elevators. Passenger elevators are to be used only for the movement of persons, mail carts and similar devices so long as such devices contain rubber padding or bumpers to reduce damage to the elevators, unless an exception is approved by the Building management office. Delivery vehicles shall be permitted only in such areas as are designated by Landlord, from time to time, for deliveries to the Building.

6.	Building management shall have the authority to prescribe the manner that heavy furniture and equipment are positioned to the extent that Tenant’s equipment and furniture exceed the specified floor load capacities.

7.	Corridor doors on multi-tenant floors, when not in use, shall be kept closed.

8.	Tenant space that is visible from public areas must be kept neat and clean.

9.	All freight elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

10.	No animals shall be brought into or kept in, on or about the Building, except for seeing-eye dogs.

11.	Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Premises. Landlord shall adjust thermostats as required to maintain the Building standard

F-1

temperature. Landlord requests that all window blinds remain down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

12.	Tenant will comply with all reasonable access control procedures during business hours and after hours and on weekends but, subject to such procedures and other Landlord rights contained in the Lease, Tenant’s employees will have access to the Premises 24 hours, 7 days per week.

13.	Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day.

14.	In the event the Premises do not contain an automated mechanism for providing Overtime HVAC, Landlord shall provide 24 hours per day, 7 days per week “on call” staffing to process Tenant’s request for such service.

15.	No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and Tenant shall comply with all applicable building and fire codes relating thereto.

16.	Any motor vehicle exceeding the height restrictions of the Parking Facility shall not be parked at any location within Perimeter Summit.

17.	Tenant may not make any modifications, additions or repairs to the Premises and may not install any furniture, fixtures or equipment in the Premises which is in violation of any applicable building and/or fire code governing the Premises or the Project.

18.	Canvassing, peddling, soliciting and distribution of hand bills in the Building are prohibited. Tenant is requested to notify the Property Management office of such activities occur.

19.	Portable space heaters and electric toasters are prohibited.

20.	Tenant shall comply with Building fire safety procedures and shall participate in all fire safety and emergency training and drills in accordance with applicable Fire Codes

In the event of any conflict between these Rules and Regulations and the lease, the provisions of the lease shall control.

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EXHIBIT G

NET RENTABLE AREA AND COMMENCEMENT DATE AGREEMENT

Net rentable area of the Premises:	________________
Net rentable area of the Building:	________________
Tenant’s Percentage Share:	________________

The above calculation represents the parties’ agreed final determination of the net rentable area of Tenant’s Premises and the Building and shall be used to define the net rentable area of the Premises for all purposes of the lease between Landlord and Tenant to which this Exhibit G is attached.

The below date represents the parties’ agreed determination of the Commencement Date, as defined in Section 1.02(b) of the lease between Landlord and Tenant to which this Exhibit G is attached, and shall be deemed to be the Commencement Date for all purposes under the lease.

Commencement Date:                     , 2003

With respect to the Tenant Improvement Allowance, the parties confirm by initialing the applicable response below that either:

             (LL’s initials)              (T’s initials): Landlord has fully disbursed the Tenant Improvement Allowance

             (LL’s initials)              (T’s initials): The amount of the Tenant Improvement Allowance remaining to be disbursed by Landlord is $                    .

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

G-1

TENANT	LANDLORD

HOMEBANC MORTGAGE CORPORATION, a Delaware corporation	PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership
By:	By:	Perimeter Summit Realty LLC, a Delaware limited liability company, as General Partner

Name:		By:

Title:		Name:

Title:

	By:	Hines 2002 Summit Associates Limited Partnership, a Texas limited partnership, as General Partner

		By:	Hines Interests Limited Partnership, a Delaware limited partnership, as Sole General Partner

			By:	Hines Holdings, Inc., a Texas corporation, as General Partner

By:

C. Kevin Shannahan
Executive Vice President

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EXHIBIT H

SPECIAL STIPULATIONS

These Special Stipulations are hereby incorporated into this lease and in the event that they conflict with any provisions of this lease, these Special Stipulations shall control.

1.	Base Rental.

Net Base Rental for the Premises shall be as follows:

Base Rental Lease Year	Net Base Rental PRSF
10/1/03 - 2/28/05	$16.50
3/1/05 - 2/28/06	$18.00
3/1/06 - 2/28/07	$18.54
3/1/07 - 2/29/08	$19.10
3/1/08 - 2/28/09	$19.67
3/1/09 - 2/28/10	$20.26
3/1/10 - 2/28/11	$20.87
3/1/11 - 2/29/12	$21.50
3/1/12 - 2/28/13	$22.15
3/1/13 - 2/28/14	$22.81

If Tenant leases any storage space or any space near the loading dock as contemplated herein, the initial per square foot of net rentable area rental rate for such space shall be $10.00, which rate shall escalate by three percent (3%) per annum commencing on March 1, 2005.

Annual and Monthly Base Rental shall be calculated based upon the final determined or agreed upon net rentable area of the Premises as provided in Section 1.01 of this lease.

2.	Extension Option.

Provided that (i) both at the time of the exercise of the option hereinafter set forth and at the time of commencement of the Extension Term (as hereinafter defined) this lease is in full force and effect and provided further that no event of default hereunder has occurred which is continuing beyond the expiration of any applicable notice and cure period provided for in this lease and (ii) either at the time of commencement of the Extension Term, (a) the Premises consists of at least 100,000 square feet of net rentable area which is not then subleased, or (b) if the net rentable area of the Premises not subject to subleases at such time is less than 100,000 square feet and provided that Tenant is then leasing and occupying at least two (2) contiguous full floors which are not then subleased, Tenant is hereby granted the option to extend the term, (y) if subparagraph (ii)(a) above is then applicable, with respect to the entire Premises or (z) if subparagraph (ii)(b) above is then applicable, with respect to any portion of the Premises which consists of at least two (2) or more contiguous full floors, for three (3) additional periods of five (5) years each (individually, an “Extension Term” and collectively, the “Extension Terms”), such Extension Terms to commence at the expiration of the then expiring Lease term. Tenant shall exercise each option to extend by delivering notice of such election (the “Extension Notice”) to Landlord not less than fifteen (15) months prior to the expiration of the then term of the Lease. In the event that Landlord does not receive the Extension Notice prior to the expiration of such time period (time being of the essence with respect thereto), then the then applicable option to extend this lease term and all subsequent extension options, if any, shall, upon the expiration of such time period, become null and void and be of no further force or effect and Tenant shall, at the request of Landlord, execute an instrument in form and substance acceptable to Landlord confirming such facts. Each Extension Term shall be upon the same terms and conditions of this lease except that the Base Rental during each Extension Term shall be at an annual rate equal to the then current fair market rental rate. The fair market rental rate (the “FMR”) shall mean the annual net rental rate per square foot (exclusive of expense pass-through additions) of net rentable area then being agreed upon by landlords and tenants in first-class office buildings located in suburban Atlanta, Georgia, for space comparable to the space for which the FMR is being determined (taking into consideration use, location, and/or floor level within the applicable building, the definition of net rentable area, leasehold improvements provided, remodeling credits or allowances granted, leasing commissions, quality, age and location of the applicable building, rental concessions [such as abatements or lease assumptions], the provision of free or paid unassigned parking, the time the particular rate under consideration became effective, size of tenant, creditworthiness of tenant, relative operating expenses, relative services provided, marketing time [including, without limitation, the loss in rental income to Landlord from the expiration of Tenant’s Lease through the rental commencement date(s) of a new lease or leases for the Premises], etc.) It is agreed that bona fide written offers to lease comparable space located elsewhere in the Project from third parties (at arm’s length) may be used as an indication of FMR. The FMR shall be determined by Landlord and Tenant by mutual agreement; however, if Landlord and Tenant cannot agree in writing on the FMR within thirty (30) days after Tenant’s notice of its election to extend, the FMR shall be determined by the Three Broker Method set forth below. Tenant shall have no option to extend the term of this lease beyond the expiration of the third and final Extension Term, and the Premises shall be delivered in their existing condition (on an “as is” basis) at the time each Extension Term commences.

The “Three Broker Method” shall operate as follows: The FMR shall be determined by a board of three (3) licensed real estate brokers, one of whom shall be named by Landlord, one by Tenant, and the two so appointed shall select a third broker. Each member of the board of brokers shall be licensed in the State of Georgia as a real estate broker, specializing in the field of commercial office leasing in the metropolitan area of Atlanta, Georgia, having no less than ten (10) years’ experience in such field, and recognized as ethical and reputable within the field. Landlord and Tenant agree to make their appointments promptly after Landlord and Tenant are unable to agree upon the FMR. The two (2) brokers selected by Landlord and Tenant shall select the third broker within ten (10) days after they both have been appointed, and each broker, within fifteen (15) days after the third broker is elected, shall submit his or her determination of the FMR. The FMR shall be the average of the two (2) closest determinations of the FMR. Landlord and Tenant shall each pay the fee of the broker selected by it, and they shall equally share the payment of the fee of the third broker.

3.	Antennae Equipment.

Landlord hereby grants to Tenant the right to install, maintain and operate, free of charge, one (1) satellite dish and related equipment (not to exceed three (3) feet in diameter and not to exceed three (3) feet in height) (the “Equipment”) on the roof of the Building subject to the following terms and conditions:

a. The location of the Equipment shall be approved by Landlord prior to Tenant’s installation of the Equipment. Tenant shall deliver to Landlord Tenant’s plans and specifications for the installation of the Equipment and the surrounding screening for review and approval by Landlord’s engineer not less than thirty (30) days prior to commencing installation of the Equipment. Landlord’s approvals hereunder shall not be unreasonably withheld, conditioned or delayed.

b. Tenant shall install the Equipment in an aesthetically pleasing manner and exercise all reasonable steps to shield or screen the Equipment from public view. Tenant shall fence or screen the Equipment so as to minimize any risks to ensure that the Equipment does not create a nuisance.

c. Tenant shall operate the Equipment in compliance with all applicable laws, rules, regulations and ordinances.

d. Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, contractors and representatives, harmless from and against any and all cost, claims, damages (including, but not limited to, any damage to the building, the roof or Landlord’s property), causes of action and liability which may arise by reason of any occurrence attributable to or arising out of Tenant’s installation, maintenance, repair, operation or removal of any of the Equipment, including without limitation, any claim or cause of action for injury to or death of any person or damage to any property arising therefrom and Tenant agrees to defend any claim or demand against Landlord, its agents or employees arising out of any such occurrence. Tenant shall, upon thirty (30) days prior written notice from Landlord, reimburse Landlord for all reasonable costs and expenses actually incurred by Landlord as a result of Tenant’s operation of the Equipment, including damages to the building and the furnishing of electric power for the operation of the Equipment.

e. Upon the expiration or earlier termination of this lease, Tenant shall promptly remove the Equipment and repair all damage to the Building caused thereby.

f. Tenant’s Equipment shall not hinder or unreasonably interfere with any other tenants’ or licensees’ installation, operation and maintenance or repair of the antennae equipment. Landlord shall cause any equipment installed by Landlord or other tenants of the Building not to unreasonably hinder or interfere with the operation of Tenant’s Equipment.

g. Tenant shall have the right, subject to the reasonable supervision of the Building engineer, to use the Building risers to install cabling to connect the Equipment to the Premises.

h. Landlord reserves the right to enter into a contract with a third-party manager for the leasing and management of the roof of the Building. Tenant shall be responsible for complying with all reasonable rules and regulations set forth by such manager. Tenant further agrees to cooperate with Landlord and any third-party manager and to enter into license agreement(s) with such parties to evidence Tenant’s roof top rights, but, in no event shall Tenant be obligated to pay any rent or license fee for its installation and operation of the Equipment during the term or any Extension Terms.

i. Landlord shall perform all roof modifications and penetrations necessary for the installation, maintenance or removal of Tenant’s Equipment. Tenant will reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with such roof penetrations and modifications.

4.	Building Signage.

So long as no monetary event of default then exists under this lease after expiration of any applicable notice and cure period, and HomeBanc Mortgage Corporation (and no assignee or subtenant) is then the direct tenant for at least 100,000 square feet of net rentable area of the Premises (collectively, the “Signage Criteria”), then Tenant shall have the exclusive right to install exterior signage on the north and east facades of the Building’s rooftop penthouse (the “Building Signs”) subject to the following terms and conditions:

a. The letters on the Building Signs shall have a maximum height of seven (7) feet. Tenant’s logo will be slightly larger than the letters, subject to Landlord’s prior approval, which shall not be unreasonably withheld, conditioned or delayed. The location, design, construction, size and other aspects of such Building Signs shall be generally as described on Exhibit L. Otherwise, all such aspects of such Building Signs, including, without limitation, all modifications, replacements or alterations thereto shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, the Building Signs shall be subject to the approval of DeKalb County, which approval Landlord shall reasonably cooperate with Tenant in obtaining.

b. The expense of installing, constructing, maintaining and removing the Building Signs shall be the sole cost and expense of Tenant (subject to application, at Tenant’s sole discretion, of the Tenant Improvement Allowance) and shall be paid directly by Tenant. Tenant shall be responsible for all costs and expenses associated with the Building Signs and Tenant shall promptly repair any damage to the Building resulting from the installation, construction, maintenance or removal of such Building Signs, normal wear and tear fire or other casualty excepted.

c. Unless caused by the negligence or willful misconduct of Landlord, its agents or employees, Tenant hereby agrees to indemnify and hold Landlord harmless for any cost, expense, loss or other liability associated with the installation, construction, maintenance and removal of the Building Signs.

d. Upon the expiration or earlier termination of this lease or in the event Tenant’s signage rights hereunder are terminated, Tenant shall promptly remove the Building Signs and reimburse Landlord for all reasonable costs and expenses actually incurred by Landlord as a result of any damage to the Building caused by such removal.

5.	Monument Signage.

So long as this lease is in full force and effect and no monetary event of default then exists under this Lease after expiration of any applicable notice and cure period, Tenant shall have the right at its sole cost and expense, to install and maintain its name on the most prominent position on both sides on the monument signage in front of the Building on Summit Boulevard (“Monument Signage”), subject to the following terms and conditions:

a.	The design, construction, size, Tenant’s identification, location, and other aspects of such Monument Signage shall be generally as shown or described on Exhibit L. Otherwise, all other aspects of the Monument Signage including, without limitation, all modifications, replacements or alterations shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed.

b.	The expense of installing, constructing, maintaining and removing Tenant’s Signage shall be the sole cost and expense of Tenant and shall be paid directly to Landlord by Tenant. Tenant shall be responsible for all costs and expenses associated with the Monument Signage (i.e., Tenant’s name on the monument sign), but Landlord will pay all costs of the monument sign itself.

6.	Additional Signage Rights/Restrictions.

a.	In addition to the foregoing, Tenant shall be entitled, at Tenant’s sole expense, to the following additional signage rights, all subject to the prior written approval of Landlord, which shall not be unreasonably withheld, conditioned or delayed as to location, design, construction, size, and all other aspects:

(i)	Tenant may install a plasma screen within the niche in the low-rise elevator lobby which shall be dedicated for Tenant’s exclusive use in branding and directional activity;

(ii)	Tenant may place temporary placards for special events on easels provided by Landlord in the rear lobby area of the Building;

(iii)	Tenant may erect prominent signage on floor elevator lobbies, in corridors and on any other portions of floors on which Tenant occupies a full floor;

(iv)	Tenant may utilize one wall on each floor of the parking deck for advertising purposes at the locations as shown on Exhibit M attached hereto; and

(v)	Tenant may install signage above or below the low-rise elevator floor indicators on the north and south sides of the first floor low-rise elevator lobby. The size of the letters shall not exceed 4 3/8” in height and Tenant’s logo shall not exceed 5 3/4” in height.

b.

Landlord hereby agrees that during the term of this lease and so long as Tenant is entitled to the Building Signs on the exterior of the Building in accordance with Paragraph 4 above, it will not provide any exterior Building signage to, or name the Building after, any other tenants of the Building or any third parties. So long as Tenant continues to comply with the Signage Criteria as defined above, the Building shall be known as both (i) “HomeBanc Center at 2002 Summit Boulevard” (or such other name as is designated by an assignee or successor-in-interest to HomeBanc Mortgage Corporation approved by Landlord) and (ii)

“2002 Summit Boulevard”, either or both of which names may be used by each party at its election.

c.	Tenant hereby acknowledges and agrees that all of the signage rights contained in the foregoing Paragraphs 4, 5, and 6 are personal to Tenant and shall not be assigned to any successor of Tenant unless and except to the extent Tenant subleases or assigns at least 100,000 square feet of net rentable area in the Premises for the remainder of the term to either (i) any other third party assignee or subtenant of 100,000 square feet of net rentable area or more and the transfer of such signage right to such third party is specifically approved by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed, or (ii) a Permitted Transferee. Further, Landlord shall have the right to disapprove of any such assignment of the signage rights if and to the extent the names on the signs are to be changed to a name that is inconsistent with the operation of the Project as a first-class office project or otherwise diminishes or impairs the quality of the Project. Finally, Tenant acknowledges that to the extent that Tenant fails to comply with the Signage Criteria at any time during the term of the lease, its signage right and building name right contained in Paragraphs 4 and 6(b) of this Exhibit H shall be deemed terminated and of no further force or effect for the remainder of the term of the lease (including any renewals or extensions and regardless of whether Tenant later complies with the Signage Criteria), and Tenant shall thereupon promptly remove the signage in accordance with Paragraph 4(d) above.

7.	Expansion Option.

So long as no event of default then exists under this Lease following the expiration of any applicable notice and cure period, Tenant shall have the right (the “Expansion Option”) to lease the Expansion Space (as that term is hereinafter defined) pursuant to and in accordance with the following terms and conditions:

a.	Effective as of March 1, 2009 (“Effective Date A”), Tenant shall have the right to lease all or a minimum of 12,000 rentable square feet of space on Floor 7 of the Building (“Expansion Space A”). Effective as of March 1, 2011 (“Effective Date B”), Tenant shall have the right to lease all or a minimum of 12,000 rentable square feet of space on Floor 9 of the Building (“Expansion Space B”). Expansion Space A and Expansion Space B shall collectively be referred to herein as the “Expansion Space.” If Tenant leases less than all remaining space on the applicable Floor (with a minimum of 12,000 rentable square feet as aforesaid), the location of such space will be one internally contiguous block of space having direct elevator lobby exposure, the exact location of which will be determined based on the configuration of the other tenants on the Floor and in such a manner as to ensure that the remaining unleased space is marketable in Landlord’s reasonable judgment.

b.

Each Expansion Option shall be exercised by Tenant, if at all, by Tenant providing written notice to Landlord at least ten (10) months prior to the applicable Expansion Option Effective Date. Should Tenant fail to duly and timely exercise any Expansion Option, it shall become null and void and of no further force and effect.

Should Tenant duly and timely exercise an Expansion Option, Landlord shall deliver the applicable Expansion Space to Tenant within six (6) months following the applicable Effective Date for Tenant to commence its improvements therein and on the date of such delivery, the Expansion Space shall be added to the Premises. Rent for the applicable Expansion Space shall commence on the earlier to occur of ( ) one hundred twenty (120) days after the date Landlord delivers the Expansion Space to Tenant or (ii) the date Tenant begins conducting business in the applicable Expansion Space (the “Rent Effective Date”), through the last day of the term, as the same may be extended. The Expansion Space shall be subject to all terms and provisions of this lease, as amended, including Base Rental (on a per square foot of net rentable area basis), and additional rent then in effect for the Premises.

c.	Tenant improvements for the Expansion Space shall be designed and installed in accordance with the procedures and conditions set forth in the Exhibits attached to this lease as Exhibit C and Exhibit D and Tenant’s allowance for improvements shall be an amount equal to the product of multiplying $31.00 times the number of square feet of net rentable area in the Expansion Space times a fraction, the numerator of which is the number of full calendar months remaining in the initial term after the applicable Option Effective Date, and the denominator of which is 120.

8.	Right of First Offer.

As of March 1, 2006, so long as no event of default then exists under the lease following expiration of any applicable notice and cure period, and subject only to the rights of Reznick, Fedder & Silverman and of Zurich American Insurance Company, which rights are existing as of the Effective Date pursuant to the express provisions of such tenants’ leases (summaries of which provisions have been provided by Landlord to Tenant), prior to the execution of a lease for all or any portion of the First Offer Space (as that term is hereinafter defined), Tenant shall have the right (the “First Offer Option”) to lease the First Offer Space pursuant to and in accordance with the following terms and conditions:

a.

The “First Offer Space” shall mean any premises in the hi-rise portion of the Building (i.e., Floors 10-18) not leased by Tenant which becomes available for lease after March 1, 2006. First Offer Space shall be “available for lease” if (i) the space is not then leased to a third party or (ii) the space will become vacant because the current tenant’s lease has or will expire without a renewal or extension thereof pursuant to an express renewal option set forth therein. Landlord agrees that if it has a recapture or termination right with respect to any First Offer Space in the event the tenant then leasing same desires to sublet or assign same, then Landlord agrees to provide Tenant written notice of such right (upon Landlord’s receipt of notice from the tenant then occupying such space of its request to sublet or assign) and Tenant will have fifteen (15) days from receipt of Landlord’s notice within which to notify Landlord that it desires for Landlord to exercise its recapture or termination right with respect to such space. As a condition to Landlord exercising such right Tenant must agree in writing (i) to reimburse to Landlord all costs Landlord incurs or is obligated to pay to the other tenant in connection with or as a result of Landlord exercising such recapture or termination right, which costs shall be considered Additional Rental hereunder, and (ii) to pay Landlord Base Rental for such space in an amount which is equal to the greater of the Base Rental rate then in effect under this lease or the base rental rate (as escalated) then applicable to such recaptured or terminated space. Such space shall be subject to all terms and conditions of the lease (with the exception of Base Rental if the other tenant’s base rental rate is then higher, as aforesaid), and the term thereof shall be coterminous with the Premises.

b.	Landlord agrees to advise Tenant in writing at any time and from time to time (but not more often than once every six (6) months), upon written request of Tenant, of the leasing status of all First Offer Space and to advise Tenant whether and to what extent any First Offer Space is available for lease. In addition, Landlord must provide Tenant a notice with respect to any First Offer Space before Landlord offers it for lease to any third parties. The First Offer Space shall be subject to all terms and conditions of the Lease, including, without limitation, the Base Rental rate then in effect and the term thereof shall be coterminous with the Premises.

c.	The First Offer Option shall be exercised by Tenant, if at all, by Tenant’s written notice to Landlord within fifteen (15) days after Landlord’s notice to Tenant of the availability of such First Offer Space. Should Tenant fail to duly and timely exercise this First Offer Option, Landlord shall have the right, at any time prior to receipt of another written request from Tenant about the then available First Offer Space to lease the applicable First Offer Space to any third party on any terms and conditions Landlord may elect. Should Tenant duly and timely exercise the First Offer Option, the First Offer Space shall be added to this lease from and after the date that the tenant improvements therein have been completed, which Tenant agrees to promptly commence and complete in accordance with Exhibits C and D attached hereto.

d.	Tenant improvements for the First Offer Space shall be designed and installed in accordance with the procedures and conditions set forth in Exhibits C and D attached to this lease and Tenant’s allowance for improvements shall be an amount equal to the product of multiplying the Tenant Improvement Allowance set forth in Exhibit C times the number of square feet in the First Offer Space and multiplying such resulting quotient by a fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 120.

e.	If Tenant fails to or elects not to exercise the First Offer Option and Landlord thereupon does not lease the First Offer Space within six (6) months of Landlord’s notice to Tenant that the applicable portion of the First Offer Space is available for lease or is not actively engaged in lease negotiations for any or all of such First Offer Space as of such sixth (6th) month, the First Offer Space shall again become subject to the First Offer Option and Landlord must provide Tenant notice and a right to exercise the First Offer Option before Landlord attempts to lease such space to a third party.

9.	Right of First Refusal.

Subject only to the rights of Zurich American Insurance Company, King World Corporation, and SouthTrust Bank (summaries of which provisions have been provided by Landlord to Tenant), which rights are existing as of the Effective Date pursuant to the express provisions of such tenants’ leases, Landlord grants to Tenant the right (the “First Refusal Right”) to lease the First Refusal Space, as hereinafter defined, at any time during the term, on and subject to the following terms and conditions. The First Refusal Right is not effective or exercisable by Tenant during the existence of an event of default by Tenant under this lease past any applicable notice and cure period.

a.	The “First Refusal Space” shall mean any space in the low-rise portion of the Building (i.e., Floors 1-9).

b.	Should Landlord provide a bona-fide proposal to a prospective third party tenant to lease the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space (the “Third Party Proposal”), Landlord agrees to provide Tenant a copy of the Third Party Proposal. Tenant shall have a period of ten (10) business days after the date of the notice to Tenant within which to exercise the First Refusal Right (the “Acceptance Period”) by delivery to Landlord of written notice of its exercise on or before the last day of the Acceptance Period. If Tenant fails to duly and timely exercise the First Refusal Right, or elects not to exercise the First Refusal Right, the same shall lapse, and be of no further force and effect, and Landlord shall be free to lease the First Refusal Space pursuant to the terms of the Third Party Proposal to the specific third party prospect (but not on terms materially more favorable to the party to whom the Third Party Proposal was submitted, and not to any other third party, without re-submitting such changed terms to Tenant in accordance with this Right of First Refusal in which case Tenant shall have five (5) days after its receipt of such resubmitted offer to exercise the First Refusal Right on such terms). The term “materially more favorable” shall mean the net effective rental rates with respect to such Third Party Proposal are less than 95% of the net effective rental rates originally offered to Tenant, or other material terms of the Third Party Proposal have changed or been added, such as the length of the term, renewal or expansion options, and the amount of any concessions such as the tenant improvement allowance and any free rent.

c.	Within ten (10) days after the effective date of Tenant’s exercise of the First Refusal Right, Landlord and Tenant shall enter into an amendment to this lease adding the First Refusal Space to the Premises which amendment shall subject the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space, which is contained in the Third Party Proposal, to the terms and provisions of this lease except that all of the economic terms of the Third Party Proposal, including the Base Rental, relating to the First Refusal Space shall be as set forth in the Third Party Proposal. The term with respect to such First Refusal Space shall be coterminous with this lease and Tenant’s allowance for improvement shall be an amount equal to the product of multiplying Tenant’s allowance, if any, under the Third Party Proposal times a fraction, the numerator of which is the number of full calendar months remaining in the term and the denominator of which is the number of months in the Third Party Proposal.

d.	Tenant’s improvements to the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space which is contained in the Third Party Proposal shall be designed and installed in accordance with the procedures and conditions set forth in Exhibits C and D of this lease.

e.	If Tenant fails to or elects not to exercise the First Refusal Right and the third party receiving the Third Party Proposal does not lease the First Refusal Space, the First

Refusal Space shall again become subject to the First Refusal Right herein contained as to any subsequent Third Party Proposal submitted by Landlord.

10.	Leasing Restriction.

So long as Tenant or any Permitted Transferee meets the Signage Criteria and no uncured monetary event of default exists under this lease following notice and the expiration of any applicable cure period, Landlord agrees that Landlord shall not enter into a lease for any space in the Building or consent to an assignment or sublease of any space in the Building to a tenant whose primary use of the Premises is for the origination and sale of residential mortgages. If Tenant (or its Permitted Transferee) no longer meets the Signage Criteria, the foregoing exclusive shall be deemed null and void and of no further force or effect for the remainder of the term of the lease (including any extensions or renewals).

11.	Glenridge Highlands Termination Penalty.

Landlord acknowledges that Tenant is currently leasing space at the office building known as Glenridge Highlands located at Georgia Highway 400 and the Glenridge Connector in Atlanta, Georgia (the “Glenridge Lease”). In connection with this lease, Tenant shall terminate the Glenridge Lease pursuant to a termination option contained therein and shall be required to pay a termination penalty of $351,649.27 (the “Penalty”). As further consideration for the full execution of this lease, Landlord agrees that it will be responsible for paying the Penalty so long as this Lease is in full force and effect and no uncured monetary event of default then exists under this lease following notice and the expiration of any applicable cure period. Landlord shall reimburse Tenant 25% of the Penalty (i.e., $87,912.32) on or before June 30, 2003, and the remaining 75% of the Penalty (i.e., $263,736.95) on or before December 31, 2003. If Landlord fails to so reimburse Tenant such amounts as and when due, Tenant shall be entitled to offset such amount against the next installments of Base Rental then due hereunder until such reimbursement has been satisfied in full.

12.	Cash Inducement.

Landlord and Tenant acknowledge that Tenant is currently leasing office space (the “Lakeside Premises”) at the office building known us Lakeside Office Park located at 5775 Glenridge Drive, Building E, Suite 500, Atlanta, Georgia (the “Lakeside Lease”) from which Tenant will be relocating in connection with this lease and which Lakeside Lease does not expire until June 30, 2007. As a further inducement to Tenant to enter into this lease, so long as this lease is in full force and effect and no uncured monetary event of default then exists under this lease following notice and the expiration of any applicable cure period, Landlord has agreed to pay Tenant an amount up to Five Million Four Hundred Thousand Dollars ($5,400,000.00) (the “Cash Inducement”), subject to the terms of this paragraph 12, in order to offset the rental obligations coming due under the Lakeside Lease. Subject to the preceding sentence, such Cash Inducement shall be payable by Landlord to Tenant in monthly installments by the 20th day of each preceding month beginning on February 20, 2004 and ending on May 20, 2007, in accordance with the Cash Inducement Schedule attached hereto as Exhibit H-l and incorporated herein by this reference, which may be adjusted from time to time based on any savings realized by Tenant under the Lakeside Lease as set forth below.

Notwithstanding the foregoing, should at any time Tenant sublease all or any portion of the Lakeside Premises or should at any time the Lakeside Lease be assigned or terminated (it being acknowledged by Landlord that Tenant shall have no obligation to do so and Tenant shall have no liability to Landlord for failing to do so), the then remaining portion of the Cash Inducement shall be reduced by fifty percent (50%) of the resulting net savings realized by Tenant against Tenant’s remaining rental obligations (including, without limitation, operating expenses, but after Tenant has recovered all leasing commissions, tenant improvement allowances, free rent and reasonable attorneys fees incurred in connection therewith) under the Lakeside Lease as a result thereof. By way of example, if the Cash Inducement balance is then $1,000,000 and Tenant subleases all of the Lakeside Premises and receives rent under the sublease and reduces its rental obligation under the Lakeside Lease as a result thereof by $500,000 through the remaining term of the Lakeside Lease, then the resulting savings under the Lakeside Lease of $500,000 shall be shared equally (i.e., $250,000 each) between Landlord and Tenant and the Cash Inducement balance will thereupon be reduced to $750,000 (as and to the extent sublease payments are actually received by Tenant). In addition, the then amount of the Cash Inducement shall likewise be reduced by fifty percent (50%) of any operating expenses savings realized by Tenant under the Lakeside Lease during the term thereof as a result of any reimbursements made by Landlord thereunder.

If Landlord fails to so make any Cash Inducement payment to Tenant as and when due according to the Cash Inducement Schedule, Tenant shall notify Landlord in writing and Landlord shall have a period of ten (10) days from receipt of Tenant’s notice to make such payment. If Landlord fails to make such payment within such 10-day period, then Tenant shall be entitled to offset this next installments of Base Rental then due hereunder until such payment has been satisfied in full.

13.	Building Café and Newsstand.

So long as Tenant continues to comply with the Signage Criteria (the failure of which, Landlord’s obligations hereunder shall cease and be of no further force or effect during the remaining term of the lease, including any renewals or extensions), and so long as this lease is full force and effect and no uncured monetary event of default then exists under this lease following notice and the expiration of any applicable cure period, Landlord shall use reasonable efforts to ensure that both the Building café and newsstand are open for business as of March 1, 2004, and that both remain open for business during the lease term (including any extensions thereof), subject to periodic closings due to remodeling, repairs, routine maintenance and during the pendancy of a change in ownership of such operations. In the event that either the café and/or the newsstand closes or otherwise goes out of business, Landlord shall use its reasonable efforts to have a new operator open for business within six (6) months of such closing.

15.	Villa Christina and Perimeter Summit Health Club.

So long as Tenant continues to comply with the Signage Criteria (the failure of which, Landlord’s obligations hereunder shall cease and be of no further force or effect during the remaining term of the lease, including any renewals or extensions), Landlord agrees to work with and support Tenant’s efforts to structure and secure an agreement with the operator of the Villa Christina restaurant and conference center (“Villa Christina”) for catering and special events and with the operator of the Perimeter Summit Health Club (the “Health Club”) for membership agreements; provided, however, Tenant’s obligations hereunder shall in no way be contingent or conditioned upon the execution of or other arrangements regarding such agreement. Landlord agrees that in the event that the Villa Christina becomes a private club which hereafter imposes membership dues, Landlord will pay for Tenant to have four (4) memberships per each 10,000 square feet of net rentable area of the Premises during the lease term (including any extensions thereof) so long as Tenant meets the Signage Criteria (the failure of which, Landlord’s obligations hereunder shall cease and be of no further force or effect during the remaining term of the lease, including any renewals or extensions). Landlord shall have no liability or responsibility to Tenant in the event Villa Christina or the Health Club closes or otherwise ceases operations except as set forth below.

So long as this lease is full force and effect and no uncured monetary event of default then exists under this lease following notice and the expiration of any applicable cure period, then in the event Villa Christina is the only full service, “white table cloth” restaurant and conference center within Perimeter Summit and Villa Christina closes and ceases operations, then, if either Villa Christina or another full service, “white table cloth” restaurant and conference center (having substantially the same number of dining room tables and seats and containing the same or larger size conference facility) does not reopen within Perimeter Summit within six (6) months of such closing, Landlord agrees to pay an annual fee to Tenant in the amount of Ten Thousand Dollars ($10,000.00). The first of such installments shall be due within thirty (30) days after the expiration of such 6-month period and each installment thereafter shall be due within thirty (30) days after the expiration of each subsequent twelve (12) month period. If a full service, “white table cloth” restaurant and conference center (having substantially the same number of dining room tables and seats and containing the same or larger size conference facility) is at any time thereafter opened within Perimeter Summit, Landlord’s obligations hereunder shall cease and terminate unless, during the term of this lease, such new facility thereafter permanently closes and ceases operations. If a full service, “white table cloth” restaurant and conference center (having substantially the same number of dining room tables and seats and containing the same or larger size conference facility) opens during the term hereof after the payment of any installment of the annual fee, then Tenant agrees to reimburse Landlord a prorated portion of such fee based on the number of months remaining in the applicable 12-month period after such facility opens. Such fee shall be Tenant’s sole and exclusive remedy against Landlord in connection with and as a result of such closing.

Furthermore, so long as this lease is full force and effect and no uncured monetary event of default then exists under this lease following notice and the expiration of any applicable cure period, then in the event the Health Club is the only health club and fitness center within Perimeter Summit available to Building tenants and the Health Club closes and ceases operations, then, if another health club and fitness center (being of substantially the same size, having similar fitness equipment, and providing substantially the same services and amenities) does not reopen within Perimeter Summit within six (6) months of such closing, Landlord agrees to pay an annual fee to Tenant in the amount of Two Thousand Dollars ($2,000.00). The first of such installments shall be due within thirty (30) days after the expiration of such 6-month period and each installment thereafter shall be due within thirty (30) days after the expiration of each subsequent twelve (12) month period. If a health club and fitness center (being of substantially the same size, having similar fitness equipment, and providing substantially the same services and amenities) is at any time thereafter opened within Perimeter Summit, Landlord’s obligations hereunder shall cease and terminate unless, during the term of this lease, such new facility thereafter permanently closes and ceases operations. If a health club and fitness center (being of substantially the same size, having similar fitness equipment, and providing substantially the same services and amenities) opens during the term hereof after the payment of any installment of the annual fee, then Tenant agrees to reimburse Landlord a prorated portion of such fee based on the number of months remaining in the applicable 12-month period after such facility opens. Such fee shall be Tenant’s sole and exclusive remedy against Landlord in connection with and as a result of such closing.

The two (2) foregoing paragraphs shall not apply with respect to any permanent closings due to a casualty or condemnation, or with respect to any temporary closings (not exceeding six (6) months in any one instance) due to a change in ownership, or during any renovations, alterations, or other improvements to the respective facility that are completed within six (6) months of the closing therefor.

EXHIBIT H-l

CASH INDUCEMENT SCHEDULE

HomeBanc

Lakeside Rental Schedule

Number of Months	Period	Monthly Rent	Period Rent
4	2/20/2004 - 5/20/2004	$124,812.74	$499,250.97
7	6/20/2004 - 12/20/2004	$128,392.20	$898,745.38
5	1/20/2005 - 5/20/2005	$129,470.35	$647,351.75
7	6/20/2005 - 12/20/2005	$133,158.27	$932,107.91
5	1/20/2006 - 5/20/2006	$134,268.77	$671,343.85
7	6/20/2006 - 12/20/2006	$138,065.16	$966,456.14
5	1/20/2007 - 5/20/2007	$139,208.97	$696,044.87
40	Total # Months	Total Rent Due	$5,311,300.88

Note: This schedule is subject to change given actual Operating Expense amounts per year. HomeBanc will notify Landlord by December 15 each year of the projected monthly Operating Expense amount for the following calendar year and update this schedule accordingly.

H-1-1

EXHIBIT I

CLEANING SPECIFICATIONS

OFFICE AREAS

1.	Empty., clean and damp dust all waste receptacles and remove waste paper and rubbish from the premises nightly; wash receptacles as necessary.

2.	Empty and clean all ashtrays, screen all sand urns nightly and supply and replace sand as necessary.

3.	Vacuum all rugs and carpeted areas in offices, lobbies and corridors nightly.

4.	Hand dust and wipe clean with damp or treated cloth all office furniture, tiles, fixtures, paneling, window sills and all other horizontal surfaces nightly; wash window sill when necessary.

5.	Damp wipe and polish all glass furniture tops nightly.

6.	Remove all finger marks and smudges from vertical surfaces, including doors, doorframes, around light switches, private entrance glass and partitions nightly.

7.	Wash clean all water coolers nightly

8.	Sweep all stairways nightly.

9.	Police all stairwells throughout the entire Building daily and keep in clean condition.

10.	Damp mop spillage in office and public areas as required.

11.	Damp dust all telephones weekly.

12.	Periodically vacuum dust from chair cushions as necessary.

WASH ROOMS

1.	Mop, rinse and dry floors nightly.

2.	Scrub floors as necessary.

3.	Clean all mirrors, bright work and enameled surfaces nightly.

4.	Wash and disinfect all basins, urinals and bowls nightly, using non-abrasive cleaners to remove stains and clean undersides of rim of urinals and bowls.

5.	Wash both sides of all toilet seats with soap and water and disinfect nightly.

6.	Damp wipe nightly, wash all partitions, tile walls and outside surface of all dispensers and receptacles.

7.	Empty and sanitize all receptacles and sanitary disposals nightly; thoroughly clean and wash at least once per week.

8.	Fill toilet tissue, soap, towel and sanitary napkin dispensers nightly.

9.	Clean flushometers, piping, toilet seat hinges and other metal work nightly.

10.	Wash and polish all walls, partitions, tile walls and enamel surfaces from trim to floor monthly.

11.	Vacuum all louvers, ventilating grills, and dust light fixtures monthly.

NOTE: It is the intention to keep the; washrooms thoroughly cleaned and not to use a disinfectant or deodorant to kill odor. If a disinfectant is necessary, an odorless product will be used with the Owner’s permission.

FLOORS

1.	Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

2.	Asphalt, vinyl, rubber or other composition floors and bases to be swept nightly; such floors in public areas on multiple tenancy floors to be waxed and buffed as needed.

3.	Tile floors in office areas will be waxed and buffed monthly.

4.	All floors stripped and rewaxed as necessary.

5.	All carpeted areas and rugs to be vacuumed clean nightly and spot cleaned as needed.

6.	Carpet shampooing will be performed at tenant’s request and billed to tenant.

GLASS

1.	Clean glass entrance doors, the adjacent glass panels and the doorframe around the doors nightly.

2.	Clean outside surface of exterior windows at least once per year.

3.	Clean inside surface of exterior windows at least twice per year; provided, however, in he event landlord cleans more frequently than twice per year the exterior windows of floors of the Building located above the leased premises in such a manner so as to dirty the windows of the leased premises, the landlord shall clean the windows of the leased premises as frequently as those located above same.

HIGH DUSTING

1.	Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

2.	Dust all picture frames, charts, graphs; and similar wall hangings.

3.	Dust clean all vertical surfaces such as walls, partitions, doors, door bucks and other surfaces above shoulder height.

4.	Damp dust all ceiling air conditioning diffusers, wall grilles, registers and other ventilating louvers.

5.	Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

DAY SERVICE

1.	At least once, but not more than twice during the day, check men’s washrooms for soap), towels and toilet tissue replacement.

2.	At least once, but not more than twice during the day, check ladies’ washrooms for soap, towels and toilet tissue and sanitary napkin replacements.

3.	As needed, vacuuming or carpet sweeping of elevator cabs will be performed.

4.	There will be a constant surveillance of interior and exterior public areas to ensure cleanliness.

COMPUTER ROOM AND HIGH-SECURITY AREAS

1.	If areas are secured, tenant must be present and provide access for cleaning staff to clean any secured areas.

GENERAL

1.	Wipe all interior metal window frames/mullions and other unpainted interior metal surfaces of the perimeter walls of the building each time the interior of the windows are washed.

2.	Clean all breakrooms, including, without limitation, loading and activating dishwashers, wiping down tables, countertops, emptying and cleaning coffeemakers, cleaning sinks, and the like.

3.	Within executive offices, remove coffee cups, glasses, dishes, and utensils and place same in and activate the breakroom dishwasher.

4.	Keep slop sink rooms in a clean, neat and orderly condition at all times.

5.	Wipe clean and polish all metal hardware fixtures and other bright work nightly.

6.	Dust and/or wash all directory boards as needed. Remove fingerprints and smudges nightly.

7.	Maintain building lobby, corridors and other public areas in a clean condition.

8.	Maintain all landscaped areas.

9.	Maintain and clean all parking garages.

NOTE: Upon completion of nightly duties, floor supervisors will ensure that all offices have been cleaned and left in a neat and orderly condition; all lights have been turned off and all doors locked.

EXHIBIT J

FORM OF LETTER OF CREDIT

[BANK LETTERHEAD]

LETTER OF CREDIT NO.

DATE:                 , 2003

BENEFICIARY:	Perimeter Summit Parcel 2 Limited Partnership
Five Ravinia Drive
Atlanta, GA 30346-2102

APPLICANT:	HomeBanc Mortgage Corporation
2002 Summit Blvd., Suite 100
Atlanta, GA 30328
Attn: David A. Robinson

AMOUNT:	Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00)

EXPIRATION:	, 2004

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER              IN YOUR FAVOR IN THE AMOUNT OF $3,500,000.00. THIS CREDIT IS AVAILABLE BY PAYMENT AGAINST PRESENTATION OF THE ORIGINAL LETTER OF CREDIT AND YOUR SIGHT DRAFT DRAWN ON OURSELVES FOR THE ACCOUNT OF THE APPLICANT.

EACH DRAFT MUST BE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY AND MUST BEAR UPON ITS FACE THE TERMS:

“DRAWN UNDER LETTER OF CREDIT NO.                      DATED                     , 2003, OF JP MORGAN CHASE, HOUSTON, TEXAS”

DRAFTS MUST BE PRESENTED DURING NORMAL BANKING HOURS AND MUST BE ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND A CERTIFICATE SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY STATING AS FOLLOWS:

(1) “WE CERTIFY THAT EITHER (I) HOMEBANC MORTGAGE CORPORATION (OR ITS SUCCESSOR) HAS DEFAULTED IN ITS OBLIGATIONS TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) BEYOND APPLICABLE NOTICE AND CURE PERIODS, AND THAT THE AMOUNT REPRESENTED BY THE ACCOMPANYING DRAFT IS

DUE AND OWING TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR), OR (II) WE HAVE RECEIVED NOTIFICATION FROM JP MORGAN CHASE (OR ITS SUCCESSOR) THAT IT IS NOT RENEWING LETTER OF CREDIT NO.              BEYOND THE CURRENT EXPIRATION DATE AND HOMEBANC MORTGAGE CORPORATION (OR ITS SUCCESSOR) HAS FAILED TO PROVIDE PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) WITH A REPLACEMENT LETTER OF CREDIT WITHIN THE SPECIFIED TIME FRAME AS REQUIRED BY THE LEASE, OR (III) HOMEBANC MORTGAGE CORPORATION (OR ITS SUCCESSOR) HAS FAILED TO PROVIDE A REPLACEMENT LETTER OF CREDIT TO PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP (OR ITS SUCCESSOR) AS OTHERWISE REQUIRED UNDER THE LEASE.”

THE EXPIRATION DATE OF THIS LETTER OF CREDIT IS                      , 2004 THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ONE YEAR AND YEAR TO YEAR FROM EACH EXPIRATION DATE HEREOF, UNLESS BENEFICIARY RECEIVES WRITTEN NOTICE FROM THE UNDERSIGNED BANK (OR ITS SUCCESSOR) BY CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS, AT LEAST THIRTY (30) DAYS PRIOR TO SUCH EXPIRATION DATE, THAT THIS LETTER OF CREDIT WELL NOT BE EXTENDED BEYOND ITS NEXT EXPIRATION DATE.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS TRANSFERABLE AND MAY BE TRANSFERRED IN ITS ENTIRETY, BUT NOT IN PART, AND MAY BE SUCCESSIVELY TRANSFERRED BY BENEFICIARY OR ANY TRANSFEREE OF BENEFICIARY HEREUNDER TO A SUCCESSOR TRANSFEREE(S). TRANSFER UNDER THIS LETTER OF CREDIT TO SUCH TRANSFEREE SHALL BE EFFECTED UPON PRESENTATION TO US OF THE ORIGINAL OF THIS LETTER OF CREDIT AND ANY AMENDMENTS HERETO, ACCOMPANIED BY A REQUEST DESIGNATING THE TRANSFEREE IN THE FORM PROVIDED BY US TO BENEFICIARY, APPROPRIATELY COMPLETED, ALONG WITH PAYMENT OF OUR TRANSFER FEE AT THE RATE OF  1/4 OF 1% ON THE OUTSTANDING AMOUNT OF LETTER OF CREDIT.

WE HEREBY AGREE WITH YOU THAT A DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US ON DELIVERY OF THE DOCUMENTS REQUIRED IF PRESENTED FOR PAYMENT TO THE UNDERSIGNED BANK AT 717 TRAVIS STREET, 3RD FLOOR, HOUSTON, TX 77002 ON OR BEFORE THE EXPIRATION DATE STATED ABOVE. PARTIAL DRAWS ARE PERMITTED UNDER THIS LETTER OF CREDIT. THE ORIGINAL OF THIS LETTER OF CREDIT WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE ACKNOWLEDGE THAT THE AMOUNT OF THIS LETTER OF CREDIT MAY BE SUBJECT TO REDUCTION FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS OF THE LEASE BETWEEN HOMEBANC MORTGAGE CORPORATION AND PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, BUT NO SUCH REDUCTION SHALL OCCUR WITHOUT PRIOR WRITTEN NOTICE BEING RECEIVED

FROM BENEFICIARY TO THE ISSUER AND SUCH REDUCTION SHALL BE MADE IN ACCORDANCE WITH SUCH WRITTEN NOTICE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION 500, AND IS GOVERNED BY ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE.

VERY TRULY YOURS,

[INSERT NAME OF BANK]

BY:

ITS:

EXHIBIT K

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

THIS AGREEMENT made this              day of             , 2003, among WACHOVIA BANK, N.A., a national banking association chartered pursuant to the laws of the United States of America (hereinafter referred to as “Lender”), HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (hereinafter referred to as “Tenant”), and PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter referred to as “Landlord”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant have entered into a certain lease (hereinafter referred to as the “Lease”) dated             , 200  , relating to the premises (hereinafter referred to as the “Premises”) located or to be located at 2002 Summit Boulevard, Atlanta, Georgia and constructed or to be constructed upon the real property described in Exhibit “A” attached hereto and by this reference made a part hereof (hereinafter referred to as the “Project”); and

WHEREAS, Lender has made or has committed to make a loan to Landlord secured by a deed to secure debt, assignment and security agreement (hereinafter referred to as the “Security Instrument”) which contains an assignment of leases and rents from Landlord to Lender covering, inter alia, the Premises; and

WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the Security Instrument held by Lender, provided Tenant is assured of continued occupancy of the Premises under the terms of the Lease;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1.	Lender, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Security Instrument and to any renewals, modifications, consolidations;, replacements and extensions thereof and to all advancements made thereunder.

2.

Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as no uncured event of default exists under the Lease for which there in no applicable notice and cure period, or following the expiration of any applicable cure period, (a)

Lender will take no action which will interfere with or disturb Tenant’s possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof (including funding the Tenant Improvement Allowance (provided that Tenant complies with the terms and conditions of Exhibit “C” to the Lease relating to the payment of the Tenant Improvement Allowance), the Penalty and, to the extent (and only to the extent) of payments of Base Rental theretofore actually received by Lender, the Cash Inducement [as such terms are defined in the Lease], pursuant to and under the conditions set forth in Exhibit “C” to the Lease (with respect to the Tenant Improvement Allowance) and in Exhibit “H” to the Lease (with respect to the Penalty and the Cash Inducement), to the extent not previously funded by landlord or offset by Tenant, provided that the Project is substantially completed, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord’s default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord (but Lender shall be obligated to cure any Landlord default of a continuing, ongoing nature within a reasonable time after obtaining possession of the Project), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

3.	Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender, or its assigns, an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

4.	Any option or rights contained in the Lease, or otherwise existing, to acquire any or all of the Project (or any superior leasehold interest therein) are hereby made subject and subordinate to the rights of Lender under the Security Instrument; and acquisition of any or all of the Project made by Tenant during the term of the Security Instrument shall be made subordinate and subject to the Security Instrument.

5.

So long as the Security Instrument remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the landlord by Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the landlord shall have been forfeited or adversely affected because of any default of the landlord, or within the time permitted the landlord (or landlord’s mortgagee, if longer) for curing any default under the Lease as therein provided (but not less than sixty (60) days from the receipt of notice), Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the landlord.

6.	Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment.

7.	Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises (and future rental and other future income; derived therefrom, as well as casualty insurance proceeds and condemnation awards received by Lender and not used for restoration and any proceeds of sale of the Project by Lender) for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease. Furthermore, any provision of this Agreement to the contrary notwithstanding, the Lender shall have no obligation or incur any liability, with respect to the erection or completion of the building in which the premises demised by the Lease are located or for the completion of such premises or any improvements for Tenant’s use or occupancy.

8.	Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises or otherwise affecting the Project, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

9.

Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto (“Communications”) permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to an individual party or to an officer or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

Wachovia Bank, N.A.

Real Estate Finance Division, Mail Code 6A8057

21st Floor

191 Peachtree Street, NE

Atlanta, Georgia 30303

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

Prior to January 1, 2004:

HomeBanc Mortgage Corporation

5775-E Glenridge Drive, Suite 500

Atlanta, Georgia 30328

Attention: Vice President of Corporate Administrative Services

As of January 1, 2004:

HomeBanc Mortgage Corporation

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Attention: Vice President of Corporate Administrative Services

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

Perimeter Summit Parcel 2 Limited Partnership

c/o Hines

Five Ravinia Drive

Atlanta, Georgia 30346-2102

Attention: Project Officer

10.	This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term “landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease.

[END OF PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

LENDER:

Signed, sealed and delivered in the presence of:	WACHOVIA BANK, N.A.

By:

Unofficial Witness	Title:

(BANK SEAL)

Notary Public

Commission Expiration Date:

(NOTARIAL SEAL)

TENANT:

Signed, sealed and delivered in the presence of:	HOMEBANC MORTGAGE CORPORATION, a Delaware corporation

By:

Unofficial Witness	David A. Robinson Senior Vice President

Notary Public

Commission Expiration Date:

(NOTARIAL SEAL)

As to Perimeter Summit Parcel 2 Limited Partnership:	LANDLORD:

Signed, sealed and delivered in the presence of:	PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership

Unofficial Witness	By:	Perimeter Summit Realty LLC, a Delaware limited liability company, as General Partner

Notary Public		By:

Name:

Title:

Commission Expiration Date:

(NOTARIAL SEAL)	By:	Hines 2002 Summit Associates Limited Partnership, a Texas limited partnership, as General Partner

As to Hines Holdings, Inc.: Signed, sealed and delivered in the presence of:		By:	Hines Interests Limited Partnership, a Delaware limited partnership, as Sole General Partner

			By:	Hines Holdings, Inc., a Texas corporation, as General Partner

Unofficial Witness

By:

Notary Public					C. Kevin Shannahan Executive Vice President

Commission Expiration Date:

(NOTARIAL SEAL)

EXHIBIT “A”

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 329 of the 18th Land District of DeKalb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a 1/2 inch iron pin set at the point of intersection of the northwesterly right-of-way line of Parkside Place (a public road of varying right-of-way width) and the southeasterly right-of-way line of Lake Hearn Drive (a public road of varying right-of-way width) according to that certain final plat of Lake Hearn Drive Widening, as recorded in Plat Book 101, page 88, DeKalb County, Georgia Records; thence run along the southeasterly right-of-way line of Lake Hearn Drive the following three (3) courses and distances and following the curvature thereof: (1) South 66 degrees 41 minutes 26 seconds West a distance of 218.33 feet to a 1/2 inch iron pin set; (2) along the arc of a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet to a 1/2 inch iron pin set (said are being subtended by a chord of South 49 degrees 16 minutes 40 seconds West and being 24.52 feet in length); and (3) South 48 degrees 06 minutes 28 seconds West a distance of 484.93 feet to a 1/2 inch iron pin set at the northeast corner of Development Parcel II and the southwesterly boundary line of property now or formerly owned by Hewlett Packard Company, said iron pin set being the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING, as thus established, thence leaving the southeasterly right-of-way line of Lake Hearn Dive, run along the southwesterly boundary line of the aforesaid Hewlett-Packard Company property South 45 degrees 06 minutes 17 seconds East a distance of 413.53 feet to a 1/2 inch iron pin set located on the northwesterly right-of-way line of Summit Boulevard (a private roadway of varying right-of-way width and f/k/a Perimeter Summit Boulevard); thence leaving the southwesterly boundary line of the aforesaid Hewlett-Packard property, run along the northwesterly right-of-way line of Summit Boulevard South 44 degrees 53 minutes 36 seconds West a distance of 300.00 feet to a 1/2 inch iron pin set located on the northeasterly boundary line of property now or formerly owned by the Development Authority of DeKalb County, Georgia; thence leaving the northwesterly right-of-way line of Summit Boulevard, run along the northeasterly boundary line of the aforesaid Development Authority property North 45 degrees 06 minutes 24 seconds West a distance of 430.25 feet to a 1/2 inch iron pin set located on the southeasterly right-of-way line of Lake Hearn Drive; thence leaving the northeasterly boundary line of the aforesaid Development Authority property, run along southeasterly right-of-way line of Lake Hearn Drive the following two (2) courses and distances and following the curvature thereof: (1) along a curve to the right having a radius of 2,096.71 feet and an arc length of 25.09 feet to a 1/2 inch iron pin set (said arc being subtended by a chord of North 47 degrees 49 minutes 22 seconds East and being 25.09 feet in length); and (2) North 48 degrees 06 minutes 28 seconds East a distance of 275.39 feet to a 1/2 inch iron pin set, said iron pin set being the TRUE POINT OF BEGINNING.

The above-described property contains 2.9061 acres (126,588 square feet) and is shown on and designated as “Development Parcel II” according to that certain ALTA/ACSM Land Title Survey prepared for Perimeter Summit Parcel 2 Limited Partnership, Brian Realty Corporation, Hewlett-Packard Company, Wachovia Bank, N.A. and First American Title Insurance Company by Valentino & Associates, Inc. Land Surveyors (Glenn A. Valentino, G.R.L.S. No. 2528), dated March 29, 2000, last revised June 26, 2001, which Survey is incorporated herein and by this reference made a part of this description.

“A”-1

Building Graphics

[GRAPHIC]

EXHIBIT L (Continued)

SIGNS CRITERIA

Building Graphics – Section

[GRAPHIC]

EXHIBIT L (Continued)

BUILDING AND MONUMENT SIGNS CRITERIA

[GRAPHIC]

•	The “H” and “B” in HomeBanc shall be 6.5” tall and the balance of the letters shall ie 4.5”

•	The combined “HomeBanc” letters should not exceed 45” in length from the outside edge of the “H” to the outside edge of the “c”

•	The “Mortgage Corporation” letters shall be 1.5” tall and when combined shall not exceed 45” in length from the outside edge of the “M” to the outside edge of the “n”

EXHIBI M

RESERVED PARKING

[GRAPHIC]

M-1

SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

THIS AGREEMENT made this 26th day of June, 2003, among WACHOVIA BANK, N.A., a national banking association chartered pursuant to the laws of the United States of America (hereinafter referred to as “Lender”), HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (hereinafter referred to as “Tenant”, and PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership (hereinafter referred to as “Landlord”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant have entered into a certain lease (hereinafter referred to as the “Lease”) dated June 25, 2003, relating to the premises (hereinafter referred to as the “Premises”) located or to be located at 2002 Summit Boulevard, Atlanta, Georgia and constructed or to be constructed upon the real property described in Exhibit “A” attached hereto and by this reference made _________________________________ referred to as the “Project”); and

Illegible

Illegible

Illegible

1.	Lender, Tenant and Landlord do hereby ________________________________ agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Security Instrument and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

1

2.	Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as no uncured event of default exists under the Lease for which there in no applicable notice and cure period, or following the expiration of any applicable cure period, (a) Lender will take no action which will interfere with or disturb Tenant’s possession or use of the Premises or other rights under the Lease, and (b) the Premises shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof (including funding the Tenant Improvement Allowance (provided that Tenant complies with the terms and conditions of Exhibit “C” to the Lease relating to the payment of the Tenant Improvement Allowance), the Penalty and, to the extent (and only to the extent) of payments of Base Rental theretofore actually received by Lender, the Cash Inducement [as such terms are defined in the Lease], pursuant to and under the conditions set forth in Exhibit “C” to the Lease (with respect to the Tenant Improvement Allowance) and in Exhibit “H” to the Lease (with respect to the Penalty and the Cash Inducement), to the extent not previously funded by landlord or offset by Tenant, provided that the Project is substantially completed, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord’s default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord (but Lender shall be obligated to cure any Landlord default of a continuing, ongoing nature within a reasonable time after obtaining possession of the Project), nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its consent.

3.	Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Lender, or its assigns, an appropriate agreement of attornment to Lender and any subsequent titleholder of the Premises.

4.	Any option or rights contained in the Lease, or otherwise existing, to acquire any or all of the Project (or any superior leasehold interest therein) are hereby made subject and subordinate to the rights of Lender under the Security Instrument; and acquisition of any or all of the Project made by Tenant during the term of the Security Instrument shall be made subordinate and subject to the Security Instrument.

5.

So long as the Security Instrument remains outstanding and unsatisfied, Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the landlord by Tenant under

2

and pursuant to the terms and provisions of the Lease. At any time before the rights of the landlord shall have been forfeited or adversely affected because of any default of the landlord, or within the time permitted the landlord (or landlord’s mortgagee, if longer) for curing any default under the Lease as therein provided (but not less than sixty (60) days from the receipt of notice), Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the landlord by the terms of the Lease; and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the landlord.

6.	Tenant acknowledges that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment.

7.	Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Premises; and Tenant agrees that if Lender becomes the owner of the Premises, Tenant shall look solely to the estate or interest of Lender in the Premises (and future rental and other future income derived therefrom, as well as casualty insurance proceeds and condemnation awards received by Lender and not used for restoration and any proceeds of sale of the Project by Lender) for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease. Furthermore, any provision of this Agreement to the contrary notwithstanding, the Lender shall have no obligation or incur any liability, with respect to the erection or completion of the building in which the premises demised by the Lease are located or for the completion of such premises or any improvements for Tenant’s use or occupancy.

8.	Landlord and Tenant hereby certify to Lender that the Lease has been duly executed by Landlord and Tenant and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Premises or otherwise affecting the Project, and the Lease has not been modified or amended except as specified herein; that to the knowledge of Landlord and Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

9.

Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto (“Communications”) permitted or required to be given under this Agreement shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt

3

requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications hereunder shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to an individual party or to an officer or general or limited partner of a party or to any agent or employee of such party at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

Wachovia Bank, N.A.

Real Estate Finance Division, Mail Code 6A8057

21st Floor

191 Peachtree Street, NE

Atlanta, Georgia 30303

and, if given to Tenant, must be addressed as follows, subject to change as provided hereinabove:

Prior to January 1, 2004:

HomeBanc Mortgage Corporation

5775-E Glenridge Drive, Suite 500

Atlanta, Georgia 30328

Attention: Vice President of Corporate Administrative Services

As of January 1,2004:

HomeBanc Mortgage Corporation

2002 Summit Boulevard, Suite 100

Atlanta, Georgia 30319

Attention: Vice President of Corporate Administrative Services

4

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

Perimeter Summit Parcel 2 Limited Partnership

c/o Hines

Five Ravinia Drive

Atlanta, Georgia 30346-2102

Attention: Project Officer

10.	This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term “landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease.

[END OF PAGE]

5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

LENDER:

Signed, sealed and delivered in the presence of:	WACHOVIA BANK, N.A.

/s/ David Harry	By:	/s/

Unofficial Witness	Title:	Senior Vice President
[SEAL]
/s/ Valretha V. Bailey		(BANK SEAL)

Notary Public

Commission Expiration Date: 4-14-07

[SEAL] (NOTARIAL SEAL)
TENANT:

Signed, sealed and delivered in the presence of:	HOMEBANC MORTGAGE CORPORATION, a Delaware corporation

/s/ Wendy L. Moore	By:	/s/ David A. Robinson

Unofficial Witness		David A. Robinson Senior Vice President

/s/ Janet Ann Miller

Notary Public

Commission Expiration Date:
[SEAL]
(NOTARIAL SEAL)

6

As to Perimeter Summit Parcel 2 Limited Partnership:	LANDLORD:

Signed, sealed and delivered in the presence of:	PERIMETER SUMMIT PARCEL 2 LIMITED PARTNERSHIP, a Georgia limited partnership

/s/ Lymn M. Gregory	By:	Perimeter Summit Realty LLC, a Delaware limited liability company , as General Partner

Unofficial Witness Lymn M. Gregory		By:	/s/ Gerald Karr

/s/ Corinne Basta		Name:	GERALD KARR

Notary Public		Title:	VICE PRESIDENT

[SEAL] Commission Expiration Date: Aug 31,2005

(NOTARIAL SEAL)	By:	Hines 2002 Summit Associates Limited Partnership, a Texas limited partnership, as General Partner

As to Hines Holdings, Inc.: Signed, sealed and delivered in the presence of:		By:	Hines Interests Limited Partnership, a Delaware limited partnership, as Sole General Partner

/s/			By:	Hines Holdings, Inc, a Texas corporation, as General Partner

Unofficial Witness

/s/ Madeline Greenlee				By:	/s/ C. Kevin Shannahan

Notary Public					C. Kevin Shannahan Executive Vice President

Commission Expiration Date: 5/1/04

(NOTARIAL SEAL)

[SEAL]

7

EXHIBIT “A”

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 329 of the 18th Land District of DeKalb County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a 1/2 inch iron pin set at the point of intersection of the northwesterly right-of-way line of Parkside Place (a public road of varying right-of-way width) and the southeasterly right-of-way line of Lake Hearn Drive (a public road of varying right-of-way width) according to that certain final plat of Lake Hearn Drive Widening, as recorded in Plat Book 101, page 88, DeKalb County, Georgia Records; thence run along the southeasterly right-of-way line of Lake Hearn Drive the following three (3) courses and distances and following the curvature thereof: (1) South 66 degrees 41 minutes 26 seconds West a distance of 218.33 feet to a 1/2 inch iron pin set; (2) along the arc of a curve to the left having a radius of 600.35 feet and an arc length of 24.52 feet to a 1/2 inch iron pin set (said arc being subtended by a chord of South 49 degrees 16 minutes 40 seconds West and being 24.52 feet in length); and (3) South 48 degrees 06 minutes 28 seconds West a distance of 484.93 feet to a 1/2 inch iron pin set at the northeast corner of Development Parcel II and the southwesterly boundary line of property now or formerly owned by Hewlett Packard Company, said iron pin set being the TRUE POINT OF BEGINNING; from the TRUE POINT OF BEGINNING, as thus established, thence leaving the southeasterly right-of-way line of Lake Hearn Dive, run along the southwesterly boundary line of the aforesaid Hewlett-Packard Company property South 45 degrees 06 minutes 17 seconds East a distance of 413.53 feet to a 1/2 inch iron pin set located on the northwesterly right-of-way line of Summit Boulevard (a private roadway of varying right-of-way width and f/k/a Perimeter Summit Boulevard); thence leaving the southwesterly boundary line of the aforesaid Hewlett-Packard property, run along the northwesterly right-of-way line of Summit Boulevard South 44 degrees 53 minutes 36 seconds West a distance of 300.00 feet to a 1/2 inch iron pin set located on the northeasterly boundary line of property now or formerly owned by the Development Authority of DeKalb County, Georgia; thence leaving the northwesterly right-of-way line of Summit Boulevard, run along the northeasterly boundary line of the aforesaid Development Authority property North 45 degrees 06 minutes 24 seconds West a distance of 430.25 feet to a 1/2 inch iron pin set located on the southeasterly right-of-way line of Lake Hearn Drive; thence leaving the northeasterly boundary line of the aforesaid Development Authority property, run along southeasterly right-of-way line of Lake Hearn Drive the following two (2) courses and distances and following the curvature thereof: (1) along a curve to the right having a radius of 2,096.71 feet and an arc length of 25.09 feet to a 1/2 inch iron pin set (said arc being subtended by a chord of North 47 degrees 49 minutes 22 seconds East and being 25.09 feet in length); and (2) North 48 degrees 06 minutes 28 seconds East a distance of 275.39 feet to a 1/2 inch iron pin set, said iron pin set being the TRUE POINT OF BEGINNING.

The above-described property contains 2.9061 acres (126,588 square feet) and is shown on and designated as “Development Parcel II” according to that certain ALTA/ACSM Land Title Survey prepared for Perimeter Summit Parcel 2 Limited Partnership, Brian Realty Corporation, Hewlett-Packard Company, Wachovia Bank, N.A. and First American Title Insurance Company by Valentino & Associates, Inc. Land Surveyors (Glenn A. Valentino, G.R.L.S. No. 2528), dated March 29, 2000, last revised June 26, 2001, which Survey is incorporated herein and by this reference made a part of this description.

8